EXECUTION COPY






                         SALE AND SERVICING AGREEMENT
                          Dated as of March 1, 1997

                                     and

                   Amended and Restated as of April 1, 1997

                                    among


                 EMPIRE FUNDING HOME LOAN OWNER TRUST 1997-1
                                   (Issuer)


                       FINANCIAL ASSET SECURITIES CORP.
                                 (Depositor)


                             EMPIRE FUNDING CORP.
               (Transferor, Servicer and Claims Administrator)


                         EFC SECURITIZED ASSETS, L.C.
                        (Contract of Insurance Holder)


                                     and

                       FIRST BANK NATIONAL ASSOCIATION
                   (Indenture Trustee and Co-Owner Trustee)




                 EMPIRE FUNDING HOME LOAN OWNER TRUST 1997-1
                            ASSET BACKED SECURITIES
                                SERIES 1997-1






                              TABLE OF CONTENTS
                                                                         Page
                                                                       ----

                                  ARTICLE I.

                                 DEFINITIONS

     Section 1.01   Definitions . . . . . . . . . . . . . . . . . . . . .   2
     Section 1.02   Other Definitional Provisions . . . . . . . . . . . .  27

                                 ARTICLE II.

                         CONVEYANCE OF THE HOME LOANS

     Section 2.01   Conveyance of the Home Loans. . . . . . . . . . . . .  29


     Section 2.02   (Reserved)  . . . . . . . . . . . . . . . . . . . . .  29
     Section 2.03   Ownership and Possession of Home Loan Files . . . . .  29
     Section 2.04   Books and Records . . . . . . . . . . . . . . . . . .  30
     Section 2.05   Delivery of Home Loan Documents . . . . . . . . . . .  30
     Section 2.06 Acceptance by Indenture Trustee of the Home Loans; Certain Substitutions; Initial Certification by
                    Custodian . . . . . . . . . . . . . . . . . . . . . .  33

                                 ARTICLE III.

                        REPRESENTATIONS AND WARRANTIES

     Section 3.01   Representations and Warranties of the Depositor . . .  35
     Section 3.02   Representations and Warranties of the Transferor  . .  37
     Section 3.03   Representations, Warranties and Covenants of the
          Servicer  . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
     Section 3.04   Representations and Warranties regarding Individual
          Home      Loans . . . . . . . . . . . . . . . . . . . . . . . .  42
     Section 3.05   (Reserved)  . . . . . . . . . . . . . . . . . . . . .  51
     Section 3.06   Purchase and Substitution . . . . . . . . . . . . . .  51

                                 ARTICLE IV.

                ADMINISTRATION AND SERVICING OF THE HOME LOANS

     Section 4.01   Duties of the Servicer  . . . . . . . . . . . . . . .  55
     Section 4.02   Payment of Taxes, Insurance and Other Charges . . . .  57
     Section 4.03   Fidelity Bond; Errors and Omission Insurance  . . . .  57
     Section 4.04   Filing of Continuation Statements . . . . . . . . . .  57
     Section 4.05   (Reserved)  . . . . . . . . . . . . . . . . . . . . .  58
     Section 4.06   Superior Liens  . . . . . . . . . . . . . . . . . . .  58


     Section 4.07   Subservicing  . . . . . . . . . . . . . . . . . . . .  58
     Section 4.08   Successor Servicers . . . . . . . . . . . . . . . . .  60
     Section 4.09   Maintenance of Insurance  . . . . . . . . . . . . . .  61
     Section 4.10   Inspections . . . . . . . . . . . . . . . . . . . . .  61
     Section 4.11   Reports to the Securities and Exchange Commission . .  61
     Section 4.12   Claim for FHA Insurance and Foreclosure . . . . . . .  62
     Section 4.13   Title, Management and Disposition of Foreclosure
          Property  . . . . . . . . . . . . . . . . . . . . . . . . . . .  66

                                  ARTICLE V.

                       ESTABLISHMENT OF TRUST ACCOUNTS

     Section 5.01   Collection Account and Note Distribution Account  . .  69
     Section 5.02   Certificate Distribution Account and Note
          Distribution Account  . . . . . . . . . . . . . . . . . . . . .  74
     Section 5.03   Trust Accounts; Trust Account Property  . . . . . . .  75
     Section 5.04   Allocation of Losses  . . . . . . . . . . . . . . . .  78

                                 ARTICLE VI.

             STATEMENTS AND REPORTS; SPECIFICATION OF TAX MATTERS

     Section 6.01   Statements  . . . . . . . . . . . . . . . . . . . . .  79
     Section 6.02   Specification of Certain Tax Matters  . . . . . . . .  82

                                 ARTICLE VII.

                         GENERAL SERVICING PROCEDURE

     Section 7.01   Due-On-Sale; Due-on-Encumbrance . . . . . . . . . . .  83
     Section 7.02   Release of Home Loan Files  . . . . . . . . . . . . .  84
     Section 7.03   Servicing Compensation  . . . . . . . . . . . . . . .  85


     Section 7.04   Statement as to Compliance and Financial Statements .  85
     Section 7.05   Independent Public Accountants' Servicing Report  . .  86
     Section 7.06   Right to Examine Servicer Records . . . . . . . . . .  86
     Section 7.07   Reports to the Indenture Trustee; Collection Account

               Statements . . . . . . . . . . . . . . . . . . . . . . . .  87
     Section 7.08   Financial Statements  . . . . . . . . . . . . . . . .  87

                                ARTICLE VIII.

                 CONCERNING THE CONTRACT OF INSURANCE HOLDER

     Section 8.01   Compliance with Title I and Filing of FHA Claims  . .  88
     Section 8.02   Contract of Insurance Holder  . . . . . . . . . . . .  89



                                 ARTICLE IX.

                                 THE SERVICER

     Section 9.01   Indemnification; Third Party Claims . . . . . . . . .  91
     Section 9.02   Merger or Consolidation of the Servicer . . . . . . .  92
     Section 9.03   Limitation on Liability of the Servicer and Others  .  93
     Section 9.04   Servicer Not to Resign; Assignment  . . . . . . . . .  93
     Section 9.05   Relationship of Servicer to Issuer and the
               Indenture Trustee  . . . . . . . . . . . . . . . . . . . .  94
     Section 9.06   Servicer May Own Securities . . . . . . . . . . . . .  94

                                  ARTICLE X.

                                   DEFAULT

     Section 10.01  Events of Default . . . . . . . . . . . . . . . . . .  95
     Section 10.02  Indenture Trustee to Act; Appointment of Successor  .  96
     Section 10.03  Waiver of Defaults  . . . . . . . . . . . . . . . . .  98
     Section 10.04  Accounting Upon Termination of Servicer . . . . . . .  98

                                 ARTICLE XI.

                                 TERMINATION

     Section 11.01  Termination . . . . . . . . . . . . . . . . . . . . . 100
     Section 11.02  Optional Termination  . . . . . . . . . . . . . . . . 100
     Section 11.03  Notice of Termination . . . . . . . . . . . . . . . . 101

                                 ARTICLE XII.

                           MISCELLANEOUS PROVISIONS

     Section 12.01  Acts of Securityholders . . . . . . . . . . . . . . . 102
     Section 12.02  Amendment . . . . . . . . . . . . . . . . . . . . . . 102
     Section 12.03  Recordation of Agreement  . . . . . . . . . . . . . . 103
     Section 12.04  Duration of Agreement . . . . . . . . . . . . . . . . 103
     Section 12.05  Governing Law . . . . . . . . . . . . . . . . . . . . 103
     Section 12.06  Notices . . . . . . . . . . . . . . . . . . . . . . . 103
     Section 12.07  Severability of Provisions  . . . . . . . . . . . . . 104
     Section 12.08  No Partnership  . . . . . . . . . . . . . . . . . . . 104
     Section 12.09  Counterparts  . . . . . . . . . . . . . . . . . . . . 104
     Section 12.10  Successors and Assigns  . . . . . . . . . . . . . . . 104


     Section 12.11   Headings . . . . . . . . . . . . . . . . . . . . . . 104
     Section 12.12  Actions of Securityholders  . . . . . . . . . . . . . 105
     Section 12.13  Reports to Rating Agencies. . . . . . . . . . . . . . 105
     Section 12.14  Holders of the Residual Interest  . . . . . . . . . . 106




EXHIBIT A  -  Home Loan Schedule  . . . . . . . . . . . . . . . . . . . . . .
EXHIBIT B  -  Form of Servicer's Monthly Remittance Report to Trustee . . . .
EXHIBIT C  -  (Reserved)  . . . . . . . . . . . . . . . . . . . . . . . . . .
EXHIBIT D  -  Form of Agreement of Appointment and Acceptance
             of Separate Trustee  . . . . . . . . . . . . . . . . . . . . . .

     This Sale and Servicing Agreement is entered into effective as of March 1, 1997, and amended and restated as of April 1, 1997 with effect from and as of March 1, 1997, among EMPIRE FUNDING HOME LOAN OWNER TRUST 1997-1, a Delaware business trust (the "Issuer" or the "Trust"), FINANCIAL ASSET
                              ------          -----
SECURITIES CORP., a Delaware corporation, as Depositor (the "Depositor"),
                                                             ---------
EMPIRE FUNDING CORP., an Oklahoma corporation ("Empire Funding"), as
                                                --------------
Transferor (in such capacity, the "Transferor"), Servicer (in such capacity,
                                   ----------
the "Servicer") and Claims Administrator (in such capacity, the "Claims
     --------
Administrator"), EFC SECURITIZED ASSETS, L.C., a Texas limited liability company, as Contract of Insurance Holder (in such capacity, the "Contract of
                                                                 -----------
Insurance Holder"), and FIRST BANK NATIONAL ASSOCIATION, a national banking
----------------
association, as Indenture Trustee on behalf of the Noteholders (in such capacity, the "Indenture Trustee") and as Co-Owner Trustee on behalf of the
               -----------------
Certificateholders (in such capacity, the "Co-Owner Trustee").
                                           ----------------

                            PRELIMINARY STATEMENT

     WHEREAS, the Issuer, the Depositor, Empire Funding, the Contract of Insurance Holder and the Indenture Trustee and Co-Owner Trustee have heretofore executed and delivered a Sale and Servicing Agreement dated as of March 1, 1997 (the "Original Sale and Servicing Agreement"); and

     WHEREAS, Section 12.02 of the Original Sale and Servicing Agreement provides that it may be amended from time to time by the Depositor, the Servicer, the Transferor and the Issuer by written agreement, with the prior written consent of the Majority Securityholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions thereof, or of modifying in any manner the rights of the Securityholders thereunder; and

     WHEREAS, the Depositor, the Servicer, the Transferor and the Issuer deem it advisable to amend and restate the Original Sale and Servicing Agreement; and

     WHEREAS, the Depositor, Empire Funding, the Contract of Insurance Holder and the Indenture Trustee and Co-Owner Trustee have duly authorized the execution and delivery of this amendment and restatement and have done all things necessary to make this amended and restated Sale and Servicing Agreement a valid agreement of the parties hereto, in accordance with its terms.

     NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto hereby agree as follows:



                                  ARTICLE I.

                                 DEFINITIONS


                                -----------

     Section 1.01   Definitions.  Whenever used in this Agreement, the
                    -----------
following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article. Unless otherwise specified, all calculations of interest described herein shall be made on the basis of a 360-day year consisting of twelve 30-day months.

     Accepted Servicing Procedures:  Servicing procedures that meet at least
     -----------------------------
the same standards the Servicer would follow in servicing mortgage loans such as the Home Loans held for its own account, giving due consideration to standards of practice of prudent mortgage lenders and loan servicers that originate and service mortgage loans comparable to the Home Loans, applicable FHA regulations and to the reliance placed by the Securityholders on the Servicer for the servicing of the Home Loans but without regard to:

       (i) any relationship that the Servicer, any Subservicer or any Affiliate of the Servicer or any Subservicer may have with the related Obligor;

      (ii) the ownership of any Securities by the Servicer or any Affiliate of the Servicer;

     (iii)     the Servicer's obligation to make Servicing Advances; or

      (iv)     the  Servicer's   or  any   Subservicer's  right  to   receive
     compensation for its services hereunder with respect to any particular transaction.

     Agreement:  This Sale and Servicing Agreement and all amendments hereof
     ---------
     and supplements hereto.

     Allocable Loss Amount:  With respect to each Distribution Date, the
     ---------------------
excess, if any, of (a) the aggregate of the Class Principal Balances of all Classes of Securities (after giving effect to all distributions on such Distribution Date) over (b) the Pool Principal Balance as of the end of the preceding Due Period.

     Allocable Loss Amount Priority:   With respect to any Distribution Date,
     ------------------------------
sequentially, to the Class B Certificates, the Class M-2 Notes and the Class M-1 Notes, in that order.

     Assignment of Mortgage:  With respect to each Home Loan secured by a
     ----------------------
Mortgage, an assignment, notice of transfer or equivalent instrument sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect or record the sale of the related Home Loan which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering mortgages secured by Mortgaged Properties located in the same county, if permitted by law.



     Available Collection Amount:  With respect to any Distribution Date, an
     ---------------------------
amount without duplication equal to the sum of: (i) all amounts received on the Home Loans or required to be paid by the Servicer, the Transferor or the Depositor during the related Due Period (exclusive of amounts not required to be deposited by the Servicer in the Collection Account pursuant to Section
                                                                      -------
5.01(b)(1) and amounts permitted to be withdrawn by the Indenture Trustee


----------
from the Collection Account pursuant to Section 5.01(b)(3) of this Agreement)
                                        ------------------
as reduced by any portion thereof that may not be withdrawn therefrom pursuant to an order of a United States bankruptcy court of competent jurisdiction imposing a stay pursuant to Section 362 of the United States Bankruptcy Code; (ii) FHA Insurance Premiums in respect of FHA Loans received during the related Due Period; (iii) payments of FHA Insurance in respect of FHA Loans received during the related Due Period; (iv) with respect to the final Distribution Date or an early redemption or termination of the Securities pursuant to Section 11.02, the Termination Price; (v) any and all
                       -------------
income or gain from investments in the Collection Account; and (vi) the Purchase Price paid for any Home Loans required to be purchased pursuant to
Section 3.06 prior to the related Determination Date.
------------

     Available Distribution Amount: With respect to any Distribution Date,
     -----------------------------
the Available Collection Amount minus the amount required to be paid from the Note Distribution Account pursuant to Section 5.01(c)(i).
                                      ------------------

     Business Day:  Any day other than (i) a Saturday or Sunday, or (ii) a
     ------------
day on which banking institutions in New York City or in the city in which the corporate trust office of the Indenture Trustee is located or the city in which the Servicer's servicing operations are located and are authorized or obligated by law or executive order to be closed.

     Certificate: Any Certificate issued pursuant to the Trust Agreement.
     -----------

     Certificate Distribution Account:  The Account established and
     --------------------------------
maintained pursuant to Section 5.02.
                       ------------

     Certificate Register:  The register established pursuant to Section 3.4
     --------------------
of the Trust Agreement.

     Certificateholder or Holder:  A holder of any Certificate.
     ---------------------------

     Certificateholders' Interest Carry-Forward Amount:  With respect to any
     -------------------------------------------------
Distribution Date, the excess, if any, of (A) the Certificateholders' Monthly Interest Distribution Amount for the preceding Distribution Date plus any outstanding Certificateholders' Interest Carry-Forward Amount for preceding Distribution Dates, over (B) the amount in respect of interest that is actually deposited in the Certificate Distribution Account on such preceding Distribution Date.

     Certificateholders' Interest Distribution Amount:  With respect to any
     ------------------------------------------------
Distribution Date, the sum of the Certificateholders' Monthly Interest Distribution Amount for such Distribution
Date and the Certificateholders' Interest Carry-Forward Amount for such Distribution Date; provided however, that on the Distribution Date, if any, on which the Class Principal Balance of the Class B Certificates is reduced to zero through application of an Allocable Loss Amount, the Certificateholders' Interest Distribution Amount shall be equal to the Certificateholders' Interest Distribution Amount calculated without giving effect to this proviso, minus the portion, if any, of the Allocable Loss Amount that otherwise would be applied to the Classes of Mezzanine Notes on such date in the absence of this proviso.

     Certificateholders' Monthly Interest Distribution Amount:  With respect
     --------------------------------------------------------
to any Distribution Date, thirty (30) days' accrued interest at the Class B Pass Through Rate on the Class Principal Balance of the Class B Certificates immediately preceding such Distribution Date (or, in the case of the first Distribution Date, on the Closing Date).

     Claims Administrator: Empire Funding, in its capacity as the claims
     --------------------
administrator hereunder.

     Class:  With respect to the Notes, all Notes bearing the same class
     -----
designation, and with respect to the Certificates, the Class B Certificates.

     Class A-1 Note, Class A-2 Note, Class A-3 Note, Class A-4 Note, Class
     --------------  --------------  --------------  --------------
A-5  Note, Class  M-1  Note and  Class  M-2 Note:    The respective  meanings
                                 _______________
assigned thereto in the Indenture.                                   --------
------

     Class A Excess Spread Distribution Amount:  With respect to any
     -----------------------------------------
Distribution Date, the least of (i) the excess of (x) the Class Principal Balance of all Senior Notes over (y) the Senior Optimal Principal Balance for such Distribution Date, (ii) the Overcollateralization Deficiency Amount for such Distribution Date, and (iii) the Excess Spread for such Distribution Date.

     Class A Principal Distribution Amount:  With respect to any Distribution
     -------------------------------------
Date, the lesser of (i) the Regular Principal Distribution Amount and (ii) the excess of (x) the aggregate Class Principal Balance of all Senior Notes over (y) the Senior Optimal Principal Balance for such Distribution Date.

     Class A-5 Priority Excess Spread Distribution Amount:  With respect to
     ----------------------------------------------------
any Distribution Date, the lesser of (A) the product of (x) the applicable Class A-5 Priority Percentage for such Distribution Date and (y) the Class A-5 Pro Rata Excess Spread Distribution Amount for such Distribution Date and
(B) the Class A Excess Spread Distribution Amount.

     Class A-5 Pro Rata Excess Spread Distribution Amount:  With respect to
     ----------------------------------------------------
any Distribution Date, an amount equal to the product of (x) a fraction, the numerator of which is the Class Principal Balance of the Class A-5 Notes immediately prior to such Distribution Date and the denominator of which is the aggregate of the Class Principal Balances of all Senior Notes immediately prior to such Distribution Date and (y) the Class A Excess Spread Distribution Amount.

     Class A-5 Priority Percentage:  With respect to each Distribution Date,
     -----------------------------
the percentage specified below:

Distribution Date                  Priority Percentage
-----------------                  -------------------

April 1997-March 2000         0%
April 2000-March 2002         45%
April 2002-March 2003         80%


April 2003-March 2004         100%
April 2004 and thereafter          300%

     Class A-5 Priority Principal Distribution Amount:  With respect to any
     ------------------------------------------------
Distribution Date, the lesser of (A) the product of (x) the applicable Class A-5 Priority Percentage for such Distribution Date and (y) the Class A-5 Pro Rata Principal Distribution Amount for such Distribution Date and (B) the Class A Principal Distribution Amount.

     Class A-5 Pro Rata Principal Distribution Amount:  With respect to any
     ------------------------------------------------
Distribution Date, an amount equal to the product of (x) a fraction, the numerator of which is the Class Principal Balance of the Class A-5 Notes immediately prior to such Distribution Date and the denominator of which is the aggregate of the Class Principal Balances of all Senior Notes immediately prior to such Distribution Date and (y) the Class A Principal Distribution Amount.

     Class B Certificate:  Any Certificate in the form attached to the Trust
     -------------------
Agreement as Exhibit A.

     Class B Optimal Principal Balance:  With respect to any Distribution
     ---------------------------------
Date prior to the Stepdown Date, zero; and with respect to any other Distribution Date, the Pool Principal Balance as of the related Determination Date minus the sum of (i) the aggregate Class Principal Balance of the Notes (after taking into account any distributions made on such Distribution Date in reduction of the Class Principal Balances of the Notes prior to such determination) and (ii) the Overcollateralization Target Amount for such Distribution Date; provided however, that such amount shall never be less than zero or greater than the Original Class Principal Balance of the Class B Certificates.

     Class B Pass-Through Rate:  The per annum rate of 8.82%.
     -------------------------

     Class Factor:  With respect to each Class and any date of determination,
     ------------
the then applicable Class Principal Balance of such Class divided by the Original Class Principal Balance thereof.

     Class M-1 Optimal Principal Balance:  With respect to any Distribution
     -----------------------------------
Date prior to the Stepdown Date, zero; and with respect to any other Distribution Date, the Pool Principal Balance as of the related Determination Date minus the sum of (i) the aggregate Class Principal Balance of the Senior Notes (after taking into account distributions made on such Distribution Date in reduction of the Class Principal Balances of the Classes of Senior Notes prior to such determination) and (ii) the greater of (x) the sum of (1) 25.50% of the Pool Principal Balance as of the related Determination Date and
(2) the Overcollateralization Target Amount for such Distribution Date (calculated without giving effect to the proviso in the definition thereof) and (y) 0.50% of the Original Pool Principal Balance; provided however, that such amount shall never be less than zero or greater than the Original Class Principal Balance of the Class M-1 Notes.

     Class M-2 Optimal Principal Balance:  With respect to any Distribution
     -----------------------------------
Date prior to the Stepdown Date, zero; with respect to any other Distribution Date, the Pool Principal Balance as of the related Determination Date minus the sum of (i) the aggregate Class Principal Balance of the Senior Notes (after taking into account any distributions made on such Distribution Date in reduction of the Class Principal Balances of the Classes of Senior Notes prior to such determination) plus the Class Principal Balance of the Class M-1 Notes (after taking into account any distributions made on such Distribution Date in reduction of the Class Principal Balance of the Class M-1 Notes prior to such determination) and (ii) the greater of (x) the sum of
(1) 4.00% of the Pool Principal Balance as of the related Determination Date and (2) the Overcollateralization Target Amount for such Distribution Date (without giving effect to the proviso in the definition thereof) and (y) 0.50% of the Original Pool Principal Balance; provided, however, that such amount shall never be less than zero or greater than the Original Class Principal Balance of the Class M-2 Notes.

     Class Principal Balance:  With respect to each Class and as of any date
     -----------------------
of determination, the Original Class Principal Balance of such Class reduced by the sum of (i) all amounts previously distributed in respect of principal of such Class on all previous Distribution Dates and (ii) with respect to the Class M-1 and Class M-2 Notes and the Class B Certificates, all Allocable Loss Amounts applied in reduction of principal of such Classes on all previous Distribution Dates.

     Closing Date:  March 31, 1997.
     ------------

     Code:  The Internal Revenue Code of 1986, as amended from time to time,
     ----
and Treasury Regulations promulgated thereunder.

     Collection Account:  The account established and maintained by the
     ------------------
Servicer in accordance with Section 5.01.
                            ------------

     Combination Loan:  A loan, the proceeds of which were used by the
     ----------------
Obligor in combination to finance property improvements and for debt consolidation or other purposes.

     Contract of Insurance:  The contract of insurance under Title I covering
     ---------------------
the FHA Loans held under the name EFC Securitized Assets, L.C., or any successor thereto, as Contract of Insurance Holder hereunder.

     Contract of Insurance Holder:  EFC Securitized Assets, L.C., its
     ----------------------------
successors in interest, and any successor thereto pursuant to the terms of this Agreement.

     Co-Owner Trustee:  First Bank National Association, a national banking
     ----------------
association, in its capacity as the Co-Owner Trustee under the Trust Agreement acting on behalf of the Certificateholders, or any successor co-owner trustee under the Trust Agreement.

     Custodial Agreement:  The custodial agreement dated as of March 1, 1997
     -------------------
by and between the Issuer, the Depositor, Empire Funding, as the Transferor and the Servicer, the Indenture Trustee, and First Bank National Association, a national banking association, as the Custodian providing for the retention of the Home Loan Files by the Custodian on behalf of the Indenture Trustee.

     Custodian:  Any custodian appointed by the Indenture Trustee pursuant
     ---------
to the Custodial Agreement, which shall not be affiliated with the Servicer, the Transferor, any Subservicer, or the Depositor. First Bank National Association shall be the initial Custodian pursuant to the terms of the Custodial Agreement.

     Custodian Fee:  If applicable, the annual fee payable to the Custodian,
     -------------
calculated and payable monthly on each Distribution Date pursuant to Section 5.01(c)(i) equal to the fee, if any, set forth in the Custodial Agreement.

     Cut-Off Date: Close of business on February 28, 1997; except with
     ------------
respect to one Home Loan of $11,154 for which the Cut-Off Date is March 10, 1997.

     DCR:  Duff & Phelps Credit Rating Co.
     ---

     Debt Consolidation Loan:  A loan, the proceeds of which were primarily
     -----------------------
used by the related Obligor for debt consolidation purposes or purposes other than to finance property improvements.

     Debt Instrument:  The note or other evidence of indebtedness evidencing
     ---------------
the indebtedness of an Obligor under a Home Loan.

     Defaulted Home Loan:  With respect to any date of determination, any
     -------------------
Home Loan, including without limitation any Liquidated Home Loan, with respect to which any of the following has occurred as of the end of the preceding Due Period: (a) a claim has been paid or finally rejected pursuant to the Contract of Insurance; (b) foreclosure or similar proceedings have been commenced; (c) any portion of a Monthly Payment becomes 180 days past due by the related Obligor; or (d) the Servicer or any Subservicer has determined in good faith and in accordance with customary servicing practices that such Home Loan is in default or imminent default.

     Defective Home Loan:  As defined in Section 3.06 hereof.
     -------------------                 ------------

     Deleted Home Loan:  A Home Loan replaced or to be replaced by one or
     -----------------
more Qualified Substitute Home Loans.

     Delinquent:  A Home Loan is "Delinquent" if any Monthly Payment due
     ----------
thereon is not made by the close of business on the day such Monthly Payment is scheduled to be paid. A Home Loan is "30 days Delinquent" if such Monthly Payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such Monthly Payment was due, or, if there is no such corresponding day (e.g., as when a
                                                            ----
30-day month follows a 31-day month in which a payment was due on the 31st day of such month) then on the last day of such immediately succeeding month. The determination of whether a Home Loan is "60 days Delinquent," "90 days Delinquent", etc., shall be done in like manner.

     Delivery:  When used with respect to Trust Account Property means:
     --------

          (a) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-105(1)(i) of the UCC and are susceptible of physical delivery, transfer thereof to the Indenture Trustee or its nominee or custodian by physical delivery to the Indenture Trustee or its nominee or custodian endorsed to, or registered in the name of, the Indenture Trustee or its nominee or custodian or endorsed in blank, and, with respect to a certificated security (as defined in Section 8-102 of the UCC) transfer thereof (i) by delivery of such certificated security endorsed to, or registered in the name of, the Indenture Trustee or its nominee or custodian or endorsed in blank to a financial intermediary (as defined in Section 8-313 of the UCC) and the making by such financial intermediary of entries on its books and records identifying such certificated securities as belonging to the Indenture Trustee or its nominee or custodian and the sending by such financial intermediary of a confirmation of the purchase of such certificated security by the Indenture Trustee or its nominee or custodian, or (ii) by delivery thereof to a "clearing corporation" (as defined in Section 8-102(3) of the UCC) and the making by such clearing corporation of appropriate entries on its books reducing the appropriate securities account of the transferor and increasing the appropriate securities account of a financial intermediary by the amount of such certificated security, the identification by the clearing corporation of the certificated securities for the sole and exclusive account of the financial intermediary, the maintenance of such certificated securities by such clearing corporation or a "custodian bank" (as defined in Section 8-102(4) of the UCC) or the nominee of either subject to the clearing corporation's exclusive control, the sending of a confirmation by the financial intermediary of the purchase by the Indenture Trustee or its nominee or custodian of such securities and the making by such financial intermediary of entries on its books and records identifying such certificated securities as belonging to the Indenture Trustee or its nominee or custodian (all of the foregoing, "Physical Property"), and, in any event, any such Physical Property in registered form shall be in the name of the Indenture Trustee or its nominee or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such

     Trust Account Property (as defined herein) to the Indenture Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof;

          (b) with respect to any securities issued by the U.S. Treasury, FNMA or FHLMC that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable federal regulations and Articles 8 and 9 of the UCC: book-entry registration of such Trust Account Property to an appropriate book-entry account maintained with a Federal Reserve Bank by a financial intermediary that is also a "depository" pursuant to applicable federal regulations and issuance by such financial intermediary of a deposit advice or other written confirmation of such book-entry registration to the Indenture Trustee or its nominee or custodian of the purchase by the Indenture Trustee or its nominee or custodian of such book-entry securities; the making by such financial intermediary of entries in its books and records identifying such book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations as belonging to the Indenture Trustee or its nominee or custodian and indicating that such custodian holds such Trust Account Property solely as agent for the Indenture Trustee or its nominee or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Trust Account Property to the Indenture Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof; and

          (c) with respect to any item of Trust Account Property that is an uncertificated security under Article 8 of the UCC and that is not governed by clause (b) above, registration on the books and records of the issuer thereof in the name of the financial intermediary, the sending of a confirmation by the financial intermediary of the purchase by the Indenture Trustee or its nominee or custodian of such uncertificated security, the making by such financial intermediary of entries on its books and records identifying such uncertificated certificates as belonging to the Indenture Trustee or its nominee or custodian.

     Denomination:  With respect to the Notes and Certificates, the portion
     ------------
of the Original Class Principal Balance represented by such Notes and Certificate as specified on the face thereof.

     Depositor:  Financial Asset Securities Corp., a Delaware corporation,
     ---------
and any successor thereto.

     Determination Date:  With respect to any Distribution Date, the
     ------------------
fourteenth calendar day of the month in which such Distribution Date occurs or if such day is not a Business Day, the immediately preceding Business Day.

     Distribution Date:  The 25th day of any month or if such 25th day is not
     -----------------
a Business Day, the first Business Day immediately following such day, commencing in April 1997.

     Distribution Statement:  As defined in Section 6.01.
     ----------------------                 ------------

     Due Date:  The day of the month on which the Monthly Payment is due from
     --------
the Obligor on a Home Loan.

     Due Period:  With respect to any Determination Date or Distribution
     ----------
Date, the calendar month immediately preceding such Determination Date or Distribution Date, as the case may be.

     Eligible Account:  At any time, an account which is any of the
     ----------------
following: (i) an account maintained with a depository institution (A) the long-term debt obligations of which are at such time rated by each Rating Agency in one of their two highest long-term rating categories, or (B) the short-term debt obligations of which are then rated by each Rating Agency in their highest short-term rating category; (ii) an account or accounts the deposits in which are fully insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC; (iii) a trust account (which shall be a "segregated trust account") maintained with the corporate trust department of a federal or state chartered depository institution or trust company with trust powers and acting in its fiduciary capacity for the benefit of the Indenture Trustee and the Issuer, which depository institution or trust company shall have capital and surplus of not less than $50,000,000; or (iv) an account that will not cause any Rating Agency to downgrade or withdraw its then-current rating(s) assigned to the Notes or the Class B Certificates, as evidenced in writing by such Rating Agency. (Each reference in this definition of "Eligible Account" to the Rating Agency shall be construed as a reference to Standard & Poor's and DCR.)

     Eligible Servicer:  A Person that (i) is servicing a portfolio of Title
     -----------------
I mortgage loans, (ii) is legally qualified to service, and is capable of servicing, the FHA Loans and has all licenses required to service Title I mortgage loans, (iii) has demonstrated the ability professionally and competently to service a portfolio of FHA insured mortgage loans similar to the FHA Loans with reasonable skill and care, (iv) has demonstrated the ability professionally and competently to service a portfolio of mortgage loans similar to the Home Loans, and (v) has a net worth calculated in accordance with generally accepted accounting principles of at least $500,000.

     Empire Funding:  Empire Funding Corp.
     --------------

     Event of Default:  As described in Section 10.01 hereof.
     ----------------                   -------------

     Excess Spread:  With respect to any Distribution Date, the excess of (a)
     -------------
the Available Distribution Amount over (b) the Regular Distribution Amount.

     FDIC:  The Federal Deposit Insurance Corporation and any successor
     ----
thereto.

     FHA:  The Federal Housing Administration and any successor thereto.
     ---
     FHA Insurance:  Insurance issued by FHA pursuant to Title I of the
     -------------
National Housing Act of 1934, as amended.

     FHA Insurance Coverage Insufficiency:  At the time of a prospective
     ------------------------------------
claim for reimbursement under the Contract of Insurance for an FHA Loan pursuant to Section 4.12, the amount by which the sum of all claims
            -------------
previously paid by the FHA in respect of all FHA Loans and the amount expected to be received in respect of such prospective claim for such FHA Loan exceeds the Trust Designated Insurance Amount.

     FHA Insurance Coverage Reserve Account:  The account established by the
     --------------------------------------
FHA pursuant to the Contract of Insurance which is adjusted and maintained under Title I (see 24 C.F.R. 201.32(a)).

     FHA Insurance Payment Amount:  With respect to any Distribution Date and
     ----------------------------
with respect to an FHA Loan for which an insurance claim has been made by the Contract of Insurance Holder or the Claims Administrator and paid by the FHA or rejected, in part, by the FHA, an amount equal to the sum of such of the following as are appropriate: (i) the amount, if any, received from the FHA,
(ii) with respect to claims rejected in part, the amount, if any, received from Empire Funding or the Servicer pursuant to Section 4.12 and (iii) the
                                                ------------
amount received from the sale of FHA Pending Claims sold pursuant to Section
                                                                     -------
11.02.
-----

     FHA Loans:  The Home Loans designated as FHA Loans on the Home Loan
     ---------
Schedule.

     FHA Pending Claims:  As defined in Section 11.02.
     ------------------                 -------------

     FHA Premium Account:  The account which is an Eligible Account

     -------------------
established   and   maintained   by  the   Indenture   Trustee   pursuant  to
Section 5.01(a)(3).
------------------

     FHA Premium Account Deposit:  With respect to any Distribution Date, an
     ---------------------------
amount equal to the greater of (i) 1/12 times 0.75% times the aggregate Principal Balance of all FHA Loans, other than Invoiced Loans for which premiums for FHA Insurance have been received, as of the first day of the calendar month preceding the month of such Distribution Date (or the original Principal Balance of such Loans as of the applicable Cut-Off Date with respect to the first Distribution Date) and (ii) the positive excess, if any, of (A) the projected amount of premium and other charges due under the Contract of Insurance for the next succeeding Due Period over (B) the balance in the FHA Premium Account as of the related Determination Date.

     FHA Reserve Amount:  As to each FHA Loan, 10% of the Principal Balance
     ------------------
as of the Cut-Off Date of such FHA Loan.

     FHLMC:  The Federal Home Loan Mortgage Corporation and any successor
     -----
thereto.

     FICO Score:  The credit evaluation scoring methodology developed by
     ----------
Fair, Isaac and Company.

     Fidelity Bond:  As described in Section 4.03 hereof.
     -------------                   ------------
     Final Date:  The later of:
     ----------
            (i) two years after the last insurance claim with respect to an FHA Loan filed with the FHA was certified for payment by FHA, or

           (ii) the final settlement date with respect to any insurance claim for an FHA Loan rejected by the FHA.

     Final Scheduled Distribution Date:  For each Class of Securities, the
     ---------------------------------
following Distribution Dates:

     Class A-1:     March 27, 2023;
     Class A-2:     March 27, 2023;
     Class A-3:     March 27, 2023;
     Class A-4:     March 27, 2023;
     Class A-5:     March 27, 2023;
     Class M-1:     March 27, 2023;
     Class M-2:     March 27, 2023; and
     Class B:       March 27, 2023.

     FNMA:  The Federal National Mortgage Association and any successor
     ----
thereto.

     Foreclosed Loan.  As of any date of determination, any Mortgage Loan,
     ---------------
other than a Mortgage Loan for which a claim is pending under the Contract of Insurance, that has been discharged as a result of (i) the completion of foreclosure or comparable proceedings; (ii) the Owner Trustee's acceptance of the deed or other evidence of title to the related Property in lieu of foreclosure or other comparable proceeding; or (iii) the acquisition by the Owner Trustee of title to the related Property by operation of law.

     Foreclosure Property:  Any real property securing a Foreclosed Loan that
     --------------------
has been acquired by the Servicer through foreclosure, deed in lieu of foreclosure or similar proceedings in respect of the related Home Loan.

     Home Loan:  An individual Home Loan that is conveyed to the Issuer
     ---------
pursuant to this Agreement on the Closing Date, together with the rights and obligations of a holder thereof and payments thereon and proceeds therefrom received after the Cut-off Date, the Home Loans subject to this Agreement being identified on the Home Loan Schedule annexed hereto as Exhibit A. As
                                                          ---------
applicable, a Home Loan shall be deemed to refer to the related Debt Instrument, the Mortgage, if any, and any related Foreclosure Property.

     Home Loan File:  As defined in Section 2.05.
     --------------                 ------------

     Home Loan Interest Rate:  The fixed annual rate of interest borne by a
     -----------------------
Debt Instrument, as shown on the related Home Loan Schedule as the same may be modified by the Servicer in accordance with Section 4.01(c) hereof.
                                               ---------------

     Home Loan Pool:  The pool of Home Loans.
     --------------

     Home Loan Purchase Agreement:  The home loan purchase agreement between
     ----------------------------
the Transferor, EFC Securitized Assets, L.C., and the Depositor, dated as of March 1, 1997.

     Home Loan Schedule:  The schedule of Home Loans specifying with respect
     ------------------
to each Home Loan, the information set forth on Exhibit A attached hereto, as amended or supplemented from time to time.

     HUD:  The United States Department of Housing and Urban Development and
     ---
any successor thereto.

     Indenture:  The Indenture, dated as of March 1, 1997, between the Issuer
     ---------
and the Indenture Trustee.

     Indenture Trustee:  First Bank National Association, a national banking
     -----------------
association, as Indenture Trustee under the Indenture and this Agreement acting on behalf of the Noteholders, or any successor indenture trustee under the Indenture or this Agreement.

     Indenture Trustee Fee:  As to any Distribution Date, the greater of (a)
     ---------------------
one-twelfth of 0.03% times the Pool Principal Balance as of the opening of business on the first day of the calendar month preceding the calendar month of such Distribution Date (or, with respect to the first Distribution Date, the Original Pool Principal Balance) and (b) one-twelfth of the annual fee of $10,000.

     Indenture Trustee's Home Loan File:  As defined in Section 2.05(f).
     ----------------------------------                 ---------------

     Independent:  When used with respect to any specified Person, such
     -----------
Person (i) is in fact independent of Empire Funding, the Servicer, the Claims Administrator, the Depositor or any of their respective affiliates, (ii) does not have any direct financial interest in or any material indirect financial interest in any of Empire Funding, the Servicer, the Claims Administrator, the Depositor or any of their respective affiliates and (iii) is not connected with any of Empire Funding, the Servicer, the Claims Administrator, the Depositor or any of their respective affiliates, as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be
                   --------  -------
Independent of Empire Funding, the Servicer, the Claims Administrator, the Depositor or any of their respective affiliates merely because such Person is the beneficial owner of 1% or less of any class of securities issued by Empire Funding, the Servicer, the Claims Administrator, the Depositor or any of their respective affiliates, as the case may be.

     Independent Accountants:  A firm of nationally recognized certified
     -----------------------
public accountants which is Independent.

     Insurance Policies:  With respect to any Property, any related insurance
     ------------------
policy other than the Contract of Insurance.

     Insurance Proceeds:  With respect to any Property, all amounts collected
     ------------------
in respect of Insurance Policies and not required to be applied to the restoration of the related Property or paid to the related Obligor.

     Insurance Record:  The record established and maintained by the Claims
     ----------------
Administrator (in a manner consistent with the Title I provisions set forth in 24 C.F.R. Section 201.32) setting forth the FHA insurance coverage and the Trust Designated Insurance Amount attributable to the FHA Loans hereunder. To the extent consistent with adjustments pursuant to Title I to the FHA Insurance Coverage Reserve Account, the Insurance Record shall be reduced by the amount of claims approved for payment by the FHA with respect to any FHA Loan or Related Series Loan after the date of transfer of the related FHA reserve account to the Contract of Insurance Holder.

     Invoiced Loan:  An FHA Loan with respect to which the related Obligor
     -------------
is required to pay  the FHA premium on FHA Insurance with respect to such FHA
Loan.

     Liquidated Home Loan:  With respect to any date of determination, any
     --------------------
Home Loan or Foreclosure Property in respect of a Home Loan on which a Monthly Payment is in excess of 30 days past due and as to which the Servicer has determined that all amounts which it reasonably and in good faith expects to collect have been recovered from or on account of such Home Loan or the related Foreclosure Property; provided that, in any event, such Home Loan or the related Foreclosure Property shall be deemed uncollectible and therefore deemed a Liquidated Home Loan upon the earlier of: (a) the liquidation of the related Foreclosure Property, (b) the determination by the Servicer in accordance with customary servicing practices that no further amounts are collectible from the Home Loan and any related Mortgaged Property, or (c) the date on which any portion of a Monthly Payment on any Home Loan is in excess of 180 days past due.

     Liquidation Proceeds: With respect to a Liquidated Home Loan, any cash
     --------------------
amounts received in connection with the liquidation of such Liquidated Home Loan, whether through trustee's sale, foreclosure sale or other disposition, and any other amounts required to be deposited in the Collection Account pursuant to Section 5.01(b), in each case other than Insurance Proceeds and
            ---------------
Released Mortgaged Property Proceeds.

     Loss Reimbursement Deficiency:  With respect to any Distribution Date
     -----------------------------
and the Class M-1 Notes, Class M-2 Notes or Class B Certificates, the amount of Allocable Loss Amounts applied to the reduction of the Class Principal Balance of such Class and not reimbursed pursuant to Section 5.01 hereof as of such Distribution Date plus, in the case of the Class M-1 Notes and Class M-2 Notes, interest accrued on the unreimbursed portion thereof at the applicable Note Interest Rate through the end of the Due Period immediately preceding such Distribution Date; however, no interest shall accrue on any amount of any such accrued and unpaid interest.

     Majority Securityholders:  Until such time as the sum of the Class
     ------------------------
Principal Balances of all Classes of Notes has been reduced to zero, the holder or holders of in excess of 50% of the Class Principal Balance of all Classes of Notes (accordingly, the holders of the Class B Certificates shall be excluded from any rights or actions of the Majority Securityholders during such period); and thereafter, the holder or holders of in excess of 50% of the Class Principal Balance of the Class B Certificates.

     Mezzanine Noteholders' Interest Carry-Forward Amount:  With respect to
     ----------------------------------------------------
any Distribution Date, the excess, if any, of (A) the Mezzanine Noteholders' Monthly Interest Distribution Amount for the preceding Distribution Date plus any outstanding Mezzanine Noteholders' Interest Carry-Forward Amount for preceding Distribution Dates, over (B) the amount in respect of interest that is actually deposited in the Note Distribution Account on such preceding Distribution Date net of the Senior Noteholders' Interest Carry-Forward Amount for such preceding Distribution Date.

     Mezzanine Noteholders' Interest Distribution Amount:  With respect to
     ---------------------------------------------------
any Distribution Date, the sum of the Mezzanine Noteholders' Monthly Interest Distribution Amount for such Distribution Date and the Mezzanine Noteholders' Interest Carry-Forward Amount for such Distribution Date.

     Mezzanine Noteholders' Monthly Interest Distribution Amount:  With
     -----------------------------------------------------------
respect to each Distribution Date and the Classes of Mezzanine Notes, the aggregate amount of thirty (30) days' accrued interest at the respective Note Interest Rates on the respective Class Principal Balances of such Classes immediately preceding such Distribution Date (or, in the case of the first Distribution Date, on the Closing Date).

     Mezzanine Notes:  The Class M-1 Notes and Class M-2 Notes.
     ---------------

     Monthly Cut-Off Date:  The last day of any calendar month, and with
     --------------------
respect to any Distribution Date, the last day of the calendar month immediately preceding such Distribution Date.

     Monthly Payment:  The scheduled monthly payment of principal and/or
     ---------------
interest required to be made by an Obligor on the related Home Loan, including any premium for FHA Insurance included in such payment, as set forth in the related Debt Instrument.

     Mortgage: The mortgage, deed of trust or other security instrument
     --------
creating a lien in accordance with applicable law on a Mortgaged Property to secure the Debt Instrument which evidences a secured Home Loan.

     Mortgage Loan:  As of any date of determination, each of the Home Loans,
     -------------
secured by an interest in a Property, transferred and assigned to the Indenture Trustee pursuant to Section 2.01(a).
                              ---------------
     Mortgaged Property: The real property encumbered by the Mortgage which
     ------------------
secures the Debt Instrument evidencing a secured Home Loan.

     Mortgaged Property States: Each state in which any Mortgaged Property
     -------------------------
securing a Home Loan is located as set forth in the Home Loan Schedule.

     Net Delinquency Calculation Amount:  With respect to any Distribution
     ----------------------------------
Date, the excess, if any, of (x) the product of 2.50 and the Six-Month Rolling Delinquency Average over (y) the aggregate of the amounts of Excess Spread for the three preceding Distribution Dates.

     Net Liquidation Proceeds: With respect to any Distribution Date, any
     ------------------------
cash amounts received from Liquidated Home Loan during the related Due Period, whether through trustee's sale, foreclosure sale, disposition of Mortgaged Properties or otherwise (other than Insurance Proceeds and Released Mortgaged Property Proceeds), and any other cash amounts received in connection with the management of the Mortgaged Properties from Defaulted Loans, in each case, net of any reimbursements to the Servicer made from such amounts for any unreimbursed Servicing Compensation and Servicing Advances (including Nonrecoverable Servicing Advances) made and any other fees and expenses paid in connection with the foreclosure, conservation and liquidation of the related Liquidated Home Loans or Foreclosure Property pursuant to Section 4.13 hereof.
            ------------

     Net Loan Losses: With respect to any Defaulted Home Loan that is subject
     ---------------
to a modification pursuant to Section 4.01(c), an amount equal to the portion
                              ---------------
of  the  Principal  Balance,  if   any,  released  in  connection  with  such
modification.

     Net Loan Rate:  With respect to each Home Loan, the related Home Loan
     -------------
Interest Rate, less the rate at which the Servicing Fee is calculated.

     Non-FHA Loans:  The Home Loans designated as Non-FHA Loans on the Home
     -------------
Loan Schedule.

     Nonrecoverable Servicing Advance:  With respect to any Foreclosure
     --------------------------------
Property, (a) any Servicing Advance previously made and not reimbursed from late collections, Liquidation Proceeds, Insurance Proceeds or the Released Mortgaged Property Proceeds, or (b) a Servicing Advance proposed to be made in respect of a Home Loan or Foreclosure Property either of which, in the good faith business judgment of the Servicer, as evidenced by an Officer's Certificate delivered to the Indenture Trustee would not be ultimately recoverable.

     Note:  Any of the Senior Notes, the Class M-1 Notes and the Class M-2
     ----
Notes.

     Note Distribution Account:  The account established and maintained
     -------------------------
pursuant to Section 5.01(a)(2).
            ------------------

     Noteholder:  A holder of a Note.
     ----------

     Note Interest Rate:  With respect to each Class of Notes, the per annum
     ------------------
rate of interest payable to the holders of such Class of Notes. The Note Interest Rates with respect to the Classes of Notes are as follows: Class A-1: 7.00%; Class A-2: 7.06%; Class A-3: 7.17%; Class A-4: 7.77%; Class A-5:
7.51%; Class M-1: 7.89%; and Class M-2: 8.08%.

     Obligor: Each obligor on a Debt Instrument.
     -------

     Officer's Certificate:  A certificate delivered to the Indenture Trustee
     ---------------------
or the Issuer signed by the President or a Vice President or an Assistant Vice President of the Depositor, the Servicer or the Transferor, in each case, as required by this Agreement.

     Opinion of Counsel:  A written opinion of counsel (who is acceptable to
     ------------------
the Rating Agencies), who may be employed by Empire Funding, the Servicer, the Depositor or any of their respective affiliates.

     Original Class Principal Balance:  With respect to the Classes of
     --------------------------------
Securities, as follows: Class A-1: $21,750,000; Class A-2: $7,400,000; Class A-3: $8,500,000; Class A-4: $11,791,000; Class A-5: $4,250,000; Class M-1:
$8,978,000;   Class  M-2:   $7,721,000;  and   the   Class  B   Certificates:
$1,437,188.84.

     Original Pool Principal Balance: $71,827,144.69, which is the Pool
     -------------------------------
Principal Balance as of the Cut-Off Date.

     Outstanding:  As defined in the Indenture.
     -----------

     Overcollateralization Amount:  With respect to any Distribution Date,
     ----------------------------
the amount equal to the excess of (A) the Pool Principal Balance over (B) the aggregate of the Class Principal Balances of the Securities (after giving effect to the distributions made on such date pursuant to Section 5.01(d)).

     Overcollateralization Deficiency Amount:  With respect to any
     ---------------------------------------
Distribution Date, the excess, if any, of the Overcollateralization Target Amount over the Overcollateralization Amount (after giving effect to all prior distributions on the Classes of Securities and to any prior distribution on the Residual Interest on such Distribution Date pursuant to
Section 5.01(d) hereof).

     Overcollateralization Target Amount:  With respect to any Distribution
     -----------------------------------
Date occurring (I) prior to the Stepdown Date, an amount equal to the greater of (x) 8% of the Original Pool Principal Balance and (y) the Net Delinquency Calculation Amount; and (II) with respect to any other Distribution Date, an amount equal to the greater of (x) 16% of the Pool Principal Balance as of the end of the related Due Period and (y) the Net Delinquency Calculation Amount; provided, however, that the Overcollateralization Target Amount shall in no event be less than 0.50% of the Original Pool Principal Balance or greater than the sum of the aggregate Class Principal Balances of all Classes of Securities.

     Ownership Interest:  As to any Security, any ownership or security
     ------------------
interest in such Security, including any interest in such Security as the holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

     Owner Trustee:  Wilmington Trust Company, as owner trustee under the
     -------------
Trust Agreement, and any successor owner trustee under the Trust Agreement.

     Owner Trustee Fee:  The annual fee of $4,000 in equal monthly
     -----------------
installments to the Servicer who shall in turn pay such $4,000 to the Owner Trustee on the Distribution Date occurring in March each year during the term of this Agreement commencing in March 1998; provided that the initial Owner Trustee Fee shall be paid by the Transferor on the Closing Date.

     Percentage Interest:  As defined in the Trust Agreement.
     -------------------

     Permitted Investments:  Each of the following:
     ---------------------

          (1) obligations of, or guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

          (2)  a  repurchase agreement that satisfies the following criteria:
      (1) must be between the Indenture Trustee and either (a) primary dealers on the Federal Reserve reporting dealer list which are rated in one of the two highest categories for long-term unsecured debt obligations by each Rating Agency, or (b) banks rated in one of the two highest categories for long-term unsecured debt obligations by each Rating Agency; and (2) the written repurchase agreement must include the following: (a) securities which are acceptable for transfer and are either (I) direct U.S. government obligations, or (II) obligations of a federal agency that are backed by the full faith and credit of the U.S. government, or FNMA or FHLMC; (b) a term no greater than 60 days for any repurchase transaction; (c) the collateral must be delivered to the
     Indenture Trustee or a third party custodian acting as agent for the Indenture Trustee by appropriate book entries and confirmation statements, and must have been delivered before or simultaneous with payment (i.e., perfection by possession of certificated securities); and
     (d) the securities sold thereunder must be valued weekly, marked-to-market at current market price plus accrued interest and the value of the collateral must be equal to at least 104% of the amount of cash transferred by the Indenture Trustee under the repurchase agreement and if the value of the securities held as collateral declines to an amount below 104% of the cash transferred by the Indenture Trustee plus accrued interest (i.e., a margin call), then additional cash and/or acceptable securities must be transferred to the Indenture Trustee to satisfy such margin call; provided, however, that if the securities used as collateral are obligations of FNMA or FHLMC, then the value of the securities held as collateral must equal at least 105% of the cash transferred by the Indenture Trustee under such repurchase agreement;

          (3) certificates of deposit, time deposits and bankers acceptances of any United States depository institution or trust company incorporated under the laws of the United States or any state, including the Indenture Trustee; provided that the debt obligations of such depository institution or trust company at the date of the acquisition thereof have been rated by each Rating Agency in one of its two highest long-term rating categories;

          (4) deposits, including deposits with the Indenture Trustee, which are fully insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC, as the case may be;

          (5) commercial paper of any corporation incorporated under the laws of the United States or any state thereof, including corporate affiliates of the Indenture Trustee, which at the date of acquisition is rated by each Rating Agency in its highest short-term rating category and which has an original maturity of not more than 365 days;

          (6) debt obligations rated by each Rating Agency at the time at which the investment is made in its highest long-term rating category (or those investments specified in (3) above with depository institutions which have debt obligations rated by each Rating Agency in one of its two highest long-term rating categories);

          (7) money market funds which are rated by each Rating Agency at the time at which the investment is made in its highest long-term rating category, any such money market funds which provide for demand withdrawals being conclusively deemed to satisfy any maturity requirements for Permitted Investments set forth in this Agreement; or

          (8) any other demand, money market or time deposit obligation, security or investment as may be acceptable to each Rating Agency at the time at which the investment is made;

provided that no instrument described in the foregoing subparagraphs shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument where the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that no instrument described in the foregoing subparagraphs may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to stated maturity.

     Each reference in this definition of "Permitted Investments" to the Rating Agency shall be construed, in the case of each subparagraph above referring to each Rating Agency, as a reference to each of Standard & Poor's and DCR.

     Person:  Any individual, corporation, partnership, joint venture,
     ------
limited liability company, association, joint-stock company, trust, national banking association, unincorporated organization or government or any agency or political subdivision thereof.

     Physical Property:  As defined in the definition of "Delivery" above.
     -----------------

     Pool Principal Balance:  With respect to any date of determination, the

     ----------------------
aggregate Principal Balances of the Home Loans as of the end of the preceding Due Period provided, however, that the Pool Principal Balance on any
Distribution Date on which the Termination Price is to be paid to Securityholders will be deemed to have been equal to zero as of such date.

     Principal Balance:  With respect to any Home Loan or related Foreclosure
     -----------------
Property, (i) at the Cut-Off Date, the outstanding unpaid principal balance of the Home Loan as of the Cut-Off Date and (ii) with respect to any date of determination, the outstanding unpaid principal balance of the Home Loan as of the last day of the preceding Due Period (after giving effect to all payments received thereon and the allocation of any Net Loan Losses with respect thereto for a Defaulted Home Loan which relates to such Due Period), without giving effect to amounts received in respect of such Home Loan or related Foreclosure Property after such Due Period; provided, however, that any Liquidated Home Loan shall have a Principal Balance of zero.

     Principal Prepayment:  With respect to any Home Loan and any Due Period,
     --------------------
any principal amount received on a Home Loan in excess of the principal of the Monthly Payment due in such Due Period.

     Property: The property (real, personal or mixed) encumbered by the
     --------
Mortgage which secures the Debt Instrument evidencing a secured Home Loan.

     Prospectus:  The Depositor's final Prospectus as supplemented by the
     ----------
Prospectus Supplement.

     Prospectus Supplement:  The Prospectus Supplement to be prepared by the
     ---------------------
Depositor in connection with the issuance and sale of the Securities.

     Purchase Price:  As defined in Section 3.06 herein.
     --------------                 ------------

     Qualified Substitute Home Loan:  A home loan or home loans substituted
     ------------------------------
for a Deleted Home Loan pursuant to Section 2.06 or 3.06, which (i) has or
                                    ------------    ----
have an interest rate or rates of not less than, and not more than two percentage points greater than, the Home Loan Interest Rate for the Deleted Home Loan, (ii) matures or mature not more than one year later than and not more than one year earlier than the Deleted Home Loan, (iii) has or have a principal balance or principal balances (after application of all payments received on or prior to the date of substitution) equal to or less than the Principal Balance of the Deleted Home Loan as of such date, (iv) has or have a lien priority equal or superior to that of the Deleted Home Loan, (v) has a borrower with a comparable credit grade classification to the credit grade classification of the borrower with respect to the Deleted Home Loans, including a FICO Score that is no more than 10 points below that of such Deleted Home Loan; and (vi) complies or comply as of the date of substitution with each representation and warranty set forth in Section
3.04 and is not more than 29 days                               ------------
delinquent as of the date of substitution for such loan. For purposes of determining whether multiple mortgage loans proposed to be substituted for one or more Deleted Home Loans pursuant to Section 2.06 or 3.06 are in fact
                                           ------------    ----
"Qualified Substitute Home Loans" as provided above, the criteria specified in clauses (i) and (iii) above may be considered on an aggregate or weighted average basis, rather than on a loan-by-loan basis (i.e., so long as the weighted average Home Loan Interest Rate of any loans proposed to be substituted is not less than two percentage points fewer than and not more than two percentage points greater than the Home Loan Interest Rate for the designated Deleted Home Loan or Home Loans, the requirements of clause (i) above would be deemed satisfied).

     Rating Agencies:  Standard & Poor's and DCR.  If no such organization
     ---------------
or successor is any longer in existence, "Rating Agency" shall be a nationally recognized statistical rating organization or other comparable person designated by the Servicer, notice of which designation shall have been given to the Indenture Trustee and the Issuer.

     Ratings:  The ratings initially assigned to the Notes and the Class B
     -------
Certificates by the Rating Agencies, as evidenced by letters from the Rating Agencies.

     Record Date:  With respect to each Distribution Date, the close of
     -----------
business on the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

     Regular Distribution Amount:  With respect to any Distribution Date, the
     ---------------------------
lesser of (a) the Available Distribution Amount and (b) the sum of (i) the Noteholders' Interest Distribution Amount, (ii) the Certificateholders' Interest Distribution Amount and (iii) the Regular Principal Distribution Amount.

     Regular Principal Distribution Amount:  On each Distribution Date, an
     -------------------------------------
amount equal to the lesser of:

     (A) the aggregate of the Class Principal Balances of the Classes of Securities immediately prior to such Distribution Date; and

     (B) the sum of (i) each scheduled payment of principal collected by the Servicer in the related Due Period, (ii) all partial and full principal prepayments applied by the Servicer during such related Due Period, (iii) the principal portion of all Net Liquidation Proceeds, FHA Insurance Payment Amounts, Insurance Proceeds and Released Mortgaged Property Proceeds
received during the related Due Period, (iv) that portion of the Purchase Price of any repurchased Home Loan which represents principal received prior to the related Determination Date; (v) the principal portion of any Substitution Adjustments required to be deposited in the Collection Account as of the related Determination Date and (vi) on the Distribution Date on which the Trust is to be terminated pursuant to Section 11.02 hereof, the Termination Price.

     Rejected Claim:  With respect to any FHA Loan, a claim for payment made
     --------------
to the FHA under the Contract of Insurance that has been finally rejected after all appeals with FHA have been exhausted for any reason (including a rejection of a previously paid claim and a demand by the FHA of a return of the FHA Insurance Payment Amount for the related FHA Loan) other than a refusal or rejection due to clerical error in computing the claim amount or because the amount of the FHA Insurance Coverage Reserve Account as shown in the Insurance Record is zero.

     Related Series:  Means (i) the Trust, (ii) Empire Funding Home Loan
     --------------
REMIC Trust 1997-A, Asset Backed Certificates, Series 1997-A and (iii) each of the subsequent series of trusts, of which the Trustee is the trustee, to which Related Series Loans are sold directly or indirectly by Empire Funding, established pursuant to pooling and servicing agreements and/or trust agreements and sale and servicing agreements.

     Related Series Loans:  Means FHA Loans related to a Related Series
     --------------------
which: (i) are sold by Empire Funding, directly or indirectly, to a trust and (ii) the Title I insurance coverage attributable to which is made available to cover claims with respect to the FHA Loans and the Related Series Loans in each other Related Series by virtue of terms relating to the administration of the FHA Insurance Coverage Reserve Account substantially similar to the terms hereof.

     Released Mortgaged Property Proceeds: With respect to any secured Home
     ------------------------------------
Loan, proceeds received by the Servicer in connection with (i) a taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or (ii) any release of part of the Mortgaged Property from the lien of the related Mortgage, whether by partial condemnation, sale or otherwise; which in either case are not released to the Obligor in accordance with applicable law, Accepted Servicing Procedures and this Agreement.

     Residual Interest: The interest which represents the right to the amount
     -----------------
remaining, if any, after all prior distributions have been made under this Agreement, the Indenture and the Trust Agreement on each Distribution Date and certain other rights to receive amounts hereunder and under the Trust Agreement.

     Responsible Officer:  When used with respect to the Indenture Trustee,
     -------------------
any officer within the Corporate Trust Office of the Indenture Trustee, including any Vice President, Assistant Vice President, Secretary, Assistant Secretary or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject. When used with respect to the Issuer, any officer in the Corporate Trust Administration Department of the Owner Trustee with direct responsibility for the administration of the Trust Agreement and this Agreement on behalf of the Issuer. When used with respect to the Depositor, the Transferor, the Servicer or the Custodian, the President or any Vice President, Assistant Vice President, or any Secretary or Assistant Secretary.

     Securities:  The Notes and/or the Class B Certificates, as applicable.
     ----------

     Securityholder:  A holder of a Note or Certificate, as applicable.
     --------------

     Senior Noteholders' Interest Carry-Forward Amount:  With respect to any
     -------------------------------------------------
Distribution Date, the excess, if any, of (A) the Senior Noteholders' Monthly Interest Distribution Amount for the preceding Distribution Date plus any outstanding Senior Noteholders' Interest Carry-Forward Amount for preceding Distribution Dates, over (B) the amount in respect of interest that is actually deposited in the Note Distribution Account on such preceding Distribution Date.

     Senior Noteholders' Interest Distribution Amount:  With respect to any
     ------------------------------------------------
Distribution Date, the sum of the Senior Noteholders' Monthly Interest Distribution Amount for such Distribution Date and the Senior Noteholders' Interest Carry-Forward Amount for such Distribution Date.

     Senior Noteholders' Monthly Interest Distribution Amount:  With respect
     --------------------------------------------------------
to each Distribution Date and the Classes of Senior Notes, the aggregate amount of thirty (30) days' accrued interest at the respective Note Interest Rates on the respective Class Principal Balances of such Classes immediately preceding such Distribution Date (or, in the case of the first Distribution Date, on the Closing Date).

     Senior Notes:  The Class A-1, Class A-2, Class A-3, Class A-4 and Class
     ------------
A-5 Notes.

     Senior Optimal Principal Balance:  With respect to any Distribution Date
     --------------------------------
prior to the Stepdown Date, zero; with respect to any other Distribution Date, an amount equal to the Pool Principal Balance as of the related Determination Date minus the greater of (a) the sum of (1) 50.50% of the Pool Principal Balance as of the related Determination Date and (2) the
Overcollateralization Target Amount for such Distribution Date (without giving effect to the proviso in the definition thereof) and (b) 0.50% of the Original Pool Principal Balance; provided however, that such amount shall never be less than zero or greater than the sum of the Original Class Principal Balances of the Notes.

     Series or Series 1997-1: Empire Funding Home Loan Asset Backed
     ------    -------------
Securities, Series 1997-1.

     Servicer:  Empire Funding, in its capacity as the servicer hereunder,
     --------
or any successor appointed as herein provided.

     Servicer Termination Event:  The termination of the Servicer pursuant
     --------------------------
to Section 10.01(b).
   ----------------

     Servicer's Fiscal Year:  January 1st through December 31st of each year.
     ----------------------

     Servicer's Home Loan Files:  In respect of each Home Loan, all documents
     --------------------------
customarily included in the servicer's loan file for the related type of Home Loan in accordance with the servicing standard set forth in Section 4.01.
                                                            ------------
     Servicer's Monthly Remittance Report:  A report prepared and computed
     ------------------------------------
by the Servicer in substantially the form of Exhibit B attached hereto.
                                             ---------
     Servicing Advances:  Subject to Section 4.01(b), all reasonable,
     ------------------              ---------------
customary and necessary "out of pocket" costs and expenses advanced or paid by the Servicer with respect to the Home Loans in accordance with the
performance  by  the   Servicer  of  its  servicing   obligations  hereunder,
including,  but  not  limited  to,  the  costs   and  expenses  for  (i)  the
preservation, restoration and protection of the Mortgaged Property, including without limitation advances in respect of real estate taxes and assessments,
(ii) any collection, enforcement or judicial proceedings, including without limitation foreclosures, collections and liquidations pursuant to Section 4.12 , (iii)
                                                       ------------
the conservation, management and sale or other disposition of a Foreclosure Property pursuant to Section 4.13, (iv) the preservation of the security for
                     ------------
a Home Loan if any lienholder under a Superior Lien has accelerated or intends to accelerate the obligations secured by such Superior Lien pursuant to Section 4.06; provided that such Servicing Advances are reimbursable to
   ------------
the Servicer out of Net Liquidation Proceeds.

     Servicing Advance Reimbursement Amount:  With respect to any date of
     --------------------------------------
determination, the amount of any Servicing Advances that have not been reimbursed as of such date including, Nonrecoverable Servicing Advances.

     Servicing Compensation:  The Servicing Fee and other amounts to which
     ----------------------
the Servicer is entitled pursuant to Section 7.03.
                                     ------------

     Servicing Fee: As to each Home Loan (including any Home Loan that has
     -------------
been foreclosed and has become a Foreclosure Property, but excluding any Liquidated Home Loan), the fee payable monthly to the Servicer on each Distribution Date, which shall be the product of, in the case of any FHA Loan, 1.00% (100 basis points) and, in the case of any Non-FHA Loan, 0.75% (75 basis points) and the Principal Balance of such Home Loan as of the beginning of the immediately preceding Due Period, divided by 12. The Servicing Fee includes any servicing fees owed or payable to any Subservicer which fees shall be paid from the Servicing Fee.

     Servicing Officer:  Any officer of the Servicer or Subservicer involved
     -----------------
in, or responsible for, the administration and servicing of the Home Loans whose name and specimen signature appears on a list of servicing officers annexed to an Officer's Certificate furnished by the Servicer or the Subservicer, respectively, to the Issuer and the Indenture Trustee, on behalf of the Securityholders, as such list may from time to time be amended.

     Settlement Date:    On or about April 8, 1997.
     ---------------
     Six-Month Rolling Delinquency Average:  With respect to any Distribution
     -------------------------------------
Date, the average of the applicable 60-Day Delinquency Amounts for each of the six immediately preceding Due Periods, where the 60-Day Delinquency Amount for any Due Period is the aggregate of the Principal Balances of all Home Loans, other than FHA Loans covered by FHA Insurance, that are 60 or more days delinquent, in foreclosure or Foreclosure Property as of the end of such Due Period.

     Standard & Poor's: Standard & Poor's Ratings Group, a division of The
     -----------------
McGraw-Hill Companies, Inc., or any successor thereto.

     Stepdown Date:  The first Distribution Date occurring after March 2000,
     -------------
upon which all of the following conditions exist:

     (1) the Pool Principal Balance has been reduced to 50.00% of the Original Pool Principal Balance;

     (2) the Net Delinquency Calculation Amount is less than 8% of the Original Pool Principal Balance; and

     (3) the aggregate of the Class Principal Balances of the Senior Notes (after giving effect to distribution of principal on such Distribution
     Date) has been reduced to the excess of:

          (I)   the Pool  Principal Balance as  of the  related Determination
          Date over

          (II)  the greater of (a) the sum of
                    (1) 50.50% of the Pool Principal Balance as of the related Determination Date and

                    (2) the Overcollateralization Target Amount for such Distribution Date (such amount to be calculated (x) without giving effect to the proviso in the definition thereof and (y) pursuant only to clause (II) of the definition thereof); and

               (b)  0.50% of the Original Pool Balance.

     Subservicer:  Any Person with whom the Servicer has entered into a
     -----------
Subservicing Agreement and who is an Eligible Servicer and who satisfies any requirements set forth in Section 4.07(a) in respect of the qualifications
                          ---------------
of a Subservicer.

     Subservicing Account:  An account established by a Subservicer pursuant
     --------------------
to a Subservicing Agreement, which account must be an Eligible Account.

     Subservicing Agreement:  Any agreement between the Servicer and any
     ----------------------
Subservicer relating to subservicing and/or administration of any or all Home Loans as provided in Section 4.07(a), copies of which shall be made
                     ---------------
available, along with any modifications thereto, to the Issuer and the Indenture Trustee.

     Substitution Adjustment:  As to any date on which a substitution occurs
     -----------------------
pursuant to Sections 2.06 or 3.06, the amount, if any, by which (a) the sum
            -------------    ----
of the aggregate principal balance (after application of principal payments received on or before the date of substitution) of any Qualified Substitute Home Loans as of the date of substitution plus any accrued and unpaid interest thereon to the date of substitution, is less than (b) the sum of the aggregate of the Principal Balances, together with accrued and unpaid interest thereon to the date of substitution, of the related Deleted Home Loans.

     Superior Lien:  With respect to any Home Loan which is secured by a lien
     -------------
other than a first priority lien, the mortgage loan(s) relating to the corresponding Mortgaged Property having a superior priority lien.

     Termination Date:  The earlier of (a) the Distribution Date in February
     ----------------
2023 and (b) the Distribution Date next following the Monthly Cut-Off Date coinciding with or next following the date of the liquidation or disposition of the last asset held by the Trust pursuant to Section 11.01.
                                                -------------

     Termination Price:  As of any date of determination, an amount without
     -----------------
duplication equal to the sum of (i) the then outstanding Class Principal Balances of the Classes of Notes plus all accrued and unpaid interest thereon, (ii) the then outstanding Class Principal Balance of the Class B Certificates plus all accrued and unpaid interest thereon, (iii) any Trust Fees and Expenses due and unpaid on such date and (iv) any Servicing Advance Reimbursement Amount.

     Title Document.  The evidence of title to or ownership of the Property
     --------------
required by Title I.  (See 24 C.F.R. 201.26(a)(1) and 201.20).

     Title I:  Section 2 of Title I of the National Housing Act of 1934, as
     -------
amended, and the rules and regulations promulgated thereunder as each may be amended from time to time and any successor statute, rules or regulations thereto.

     Transferor: Empire Funding, in its capacity as the transferor hereunder.
     ----------

     Trust:  The Issuer.
     -----

     Trust Account Property:  The Trust Accounts, all amounts and investments
     ----------------------
held from time to time in the Trust Accounts and all proceeds of the foregoing.

     Trust Accounts:  The Note Distribution Account, the Certificate
     --------------
Distribution Account, the FHA Premium Account and the Collection Account.

     Trust Agreement:  The Trust Agreement dated as of March 1, 1997, among
     ---------------
the Depositor, the Company, the Co-Owner Trustee and the Owner Trustee.

     Trust Designated Insurance Amount:  $276,533.15.
     ---------------------------------

     Trust Estate:  The assets subject to this Agreement, the Trust Agreement
     ------------
and the Indenture and assigned to the Trust, which assets consist of: (i) such Home Loans as from time to time are subject to this Agreement as listed in the Home Loan Schedule, as the same may be amended or supplemented from time to time including the removal of Deleted Home Loans and the addition of Qualified Substitute Home Loans, together with the Servicer's Home Loan
Files and the Trustee's Home Loan Files relating thereto and all proceeds thereof, (ii) the Mortgages and security interests in Mortgaged Properties,
(iii) all payments in respect of interest due with respect to the Home Loans on or after the Cut-Off Date, all payments received with respect to principal after the Cut-Off Date and all payments of premiums on FHA Insurance after the Cut-Off Date, (iv) the rights to FHA Insurance reserves attributable to the FHA Loans as of the Cut-Off Date, (v) such assets as from time to time are identified as Foreclosure Property, (vi) such assets and funds as are from time to time are deposited in the Collection Account, the Note Distribution Account, the Certificate Distribution Account and the FHA Reserve Account, including amounts on deposit in such accounts which are invested in Permitted Investments, (vii) the Issuer's rights under all insurance policies with respect to the Home Loans and any Insurance Proceeds,
(viii) Net Liquidation Proceeds and Released Mortgaged Property Proceeds, and
(ix) all right, title and interest of the Depositor in and to the obligations of the Transferor under the Home Loan Purchase Agreement in which the Depositor acquired the Home Loans from the Transferor, and all proceeds of any of the foregoing.

     Trust Fees and Expenses:  As of each Distribution Date, an amount equal
     -----------------------
to the Servicing Compensation, the Indenture Trustee Fee, the Owner Trustee Fee and the Custodian Fee, if any.

     Underwriter:  Greenwich Capital Markets, Inc.
     -----------

     Section 1.02   Other Definitional Provisions.
                    -----------------------------
     (a) Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Indenture and the Trust Agreement.

     (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

     (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

     (d) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Article, Section, Schedule and Exhibit references contained in this Agreement are references to Articles, Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation."

     (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

     (f) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.


                                 ARTICLE II.

                         CONVEYANCE OF THE HOME LOANS
                        ----------------------------

     Section 2.01   Conveyance of the Home Loans.
                    ----------------------------

     (a) As of the Closing Date, in consideration of the Issuer's delivery of the Notes, Class B Certificates and Residual Interest Instruments to the Depositor or its designee, upon the order of the Depositor, the Depositor, as of the Closing Date and concurrently with the execution and delivery hereof, does hereby sell, transfer, assign, set over and otherwise convey to the Issuer, without recourse, but subject to the other terms and provisions of this Agreement, and in accordance with the requirements for transfer of an insured loan in Title I and 24 C.F.R. Section 201.32(c), all of the right, title and interest of the Depositor in and to the Trust Estate and the Issuer hereby agrees to grant, transfer, assign, set over and otherwise convey to the Indenture Trustee, on the Settlement Date, the sum of $44.15 for deposit by the Indenture Trustee in the Note Distribution Account. The foregoing sale, transfer, assignment, set over and conveyance does not and is not intended to result in a creation or an assumption by the Issuer of any obligation of the Depositor, the Transferor or any other person in connection with the Trust Estate or under any agreement or instrument relating thereto except as specifically set forth herein.

     (b) As of the Closing Date, the Issuer acknowledges the conveyance to it of the Trust Estate, including all right, title and interest of the Depositor in and to the Trust Estate, receipt of which is hereby acknowledged by the Issuer. Concurrently with such delivery and in exchange therefor, the Issuer has pledged to the Indenture Trustee the Trust Estate and the Indenture Trustee, pursuant to the written instructions of the Issuer, has executed and caused to be authenticated and delivered the Notes to the Depositor or its designee, upon the order of the Issuer. In addition, concurrently with such delivery and in exchange therefor, the Owner Trustee, pursuant to the instructions of the Depositor, has executed (not in its individual capacity, but solely as Owner Trustee on behalf of the Issuer) and caused to be authenticated and delivered the Class B Certificates and the Residual Interest to the Depositor or its designee, upon the order of the Depositor.

     Section 2.02   (Reserved).
                    ----------

     Section 2.03   Ownership and Possession of Home Loan Files.
                    -------------------------------------------

     Upon the issuance of the Securities, with respect to the Home Loans, the ownership of each Debt Instrument, the related Mortgage and the contents of the related Servicer's Home Loan File and the Indenture Trustee's Home Loan File shall be vested in the Owner Trustee and the Co-Owner Trustee and pledged to the Indenture Trustee for the benefit of the Securityholders, although possession of the Servicer's Home Loan Files (other than items required to be maintained in the Indenture Trustee's Home Loan Files) on behalf of and for the benefit of the

Securityholders shall remain with the Servicer, and the Custodian shall take possession of the Indenture Trustee's Home Loan Files as contemplated in
Section 2.06.
------------

     Section 2.04   Books and Records.
                    -----------------

     The sale of each Home Loan shall be reflected on the Depositor's or the Transferor's, as the case may be, balance sheets and other financial statements as a sale of assets by the Depositor or the Transferor, as the case may be, under generally accepted accounting principles ("GAAP"). Each
                                                              ----
of the Servicer and the Custodian shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Home Loan which shall be clearly marked to reflect the ownership of each Home Loan by the Owner Trustee and the Co-Owner Trustee and pledged to the Indenture Trustee for the benefit of the Securityholders.

     It is the intention of the parties hereto that the transfers and assignments contemplated by this Agreement shall constitute a sale of the Home Loans and the other property specified in Section 2.01(a) from the Depositor to the Trust and such property shall not be property of the Depositor. If the assignment and transfer of the Home Loans and the other property specified in Section 2.01(a) to the Owner Trustee and Co-Owner Trustee pursuant to this Agreement or the conveyance of the Home Loans or any of such other property to the Owner Trustee and Co-Owner Trustee is held or deemed not to be a sale or is held or deemed to be a pledge of security for a loan, the Depositor intends that the rights and obligations of the parties shall be established pursuant to the terms of the Agreement and that, in such event, (i) the Depositor shall be deemed to have granted and does hereby grant to the Owner Trustee and Co-Owner Trustee a first priority security interest in the entire right, title and interest of the Depositor in and to the Home Loans and all other property conveyed to the Owner Trustee and Co-Owner Trustee pursuant to Section 2.01 and all proceeds thereof, and (ii) this Agreement shall constitute a security agreement under applicable law. Within ten (10) days of the Closing Date, the Depositor shall cause to be filed UCC-1 financing statements naming the Owner Trustee and Co-Owner Trustee as "secured parties" and describing the Home Loans being sold by the Depositor to the Trust with the office of the Secretary of State of the State in which the Depositor is located.

     Section 2.05   Delivery of Home Loan Documents.
                    -------------------------------

     (a) With respect to each Home Loan, on the Closing Date the Transferor and/or the Depositor, as applicable, have delivered or caused to be delivered to the Custodian as the designated agent of the Indenture Trustee each of the following documents (collectively, the "Home Loan Files"):
                                        ---------------

          (i) The original Debt Instrument, endorsed by the Transferor in blank or in the following form: "Pay to the order of First Bank National Association, as Indenture Trustee and Co-Owner Trustee under the Sale and Servicing Agreement, dated as of March 1, 1997, Empire Funding Home Loan Owner Trust 1997-1, without recourse", with all prior and intervening endorsements showing a complete chain of endorsement from origination of the Home Loan to the Transferor;

          (ii) If such Home Loan is a Mortgage Loan, the original Mortgage with evidence of recording thereon (or, if the original Mortgage has not been returned from the applicable public recording office or is not otherwise available, a copy of the Mortgage certified by a Responsible Officer of the Transferor or by the closing attorney or by an officer of the title insurer or agent of the title insurer which issued the related title insurance policy, if any, or commitment therefor to be a true and complete copy of the original Mortgage submitted for recording) and, if the Mortgage was executed pursuant to a power of attorney, the original power of attorney with evidence of recording thereon (or, if the original power of attorney has not been returned from the applicable public recording office or is not otherwise available, a copy of the power of attorney certified by a Responsible Officer of the Transferor or by the closing attorney or by an officer of the title insurer or agent of the title insurer which issued the related title insurance policy, if any, or commitment therefor, to be a true and complete copy of the original power of attorney submitted for recording);

          (iii) If such Home Loan is a Mortgage Loan, the original executed Assignment of Mortgage, in recordable form. Such assignments may be blanket assignments, to the extent such assignments are effective under applicable law, for Mortgages covering Mortgaged Properties situated within the same county. If the Assignment of Mortgage is in blanket form an assignment of Mortgage need not be included in the individual Home Loan File;

          (iv) If such Home Loan is a Mortgage Loan, all original intervening Assignments of Mortgage, with evidence of recording thereon, showing a complete chain of assignment from origination of the Home Loan to the Transferor (or, if any such Assignment of Mortgage has not been returned from the applicable public recording office or is not otherwise available, a copy of such Assignment of Mortgage certified by a Responsible Officer of the Transferor or by the closing attorney or by an officer of the title insurer or agent of the title insurer which issued the related title insurance policy, if any, or commitment therefor to be a true and complete copy of the original Assignment submitted for recording);

          (v) The original, or a copy certified by the Transferor to be a true and correct copy of the original, of each assumption, modification, written assurance or substitution agreement, if any; and

     (b) With respect to each Home Loan, on the Closing Date, the Transferor and the Depositor have delivered or caused to be delivered to the Servicer, as the designated agent of the Indenture Trustee each of the following documents (collectively, the "Servicer's Home Loan Files"): (A) If such Home
                              --------------------------
Loan is an FHA Loan, an original or copy of notice signed by the Obligor acknowledging HUD insurance, (B) an original or copy of truth-in-lending disclosure, (C) an original or copy of the credit application, (D) an original or copy of the consumer credit report, (E) an original or copy of verification of employment and income, or verification of self-employment income, (F) if such Home Loan is an FHA Loan, an original or copy of evidence of the Obligor's interest in the Property, (G) an original or copy of contract of work or written description with cost estimates, if any,
(H)(i) if such Home Loan is an FHA Loan either (a) an original or copy of the completion certificate (or, if such certificate is not yet due, a notice to that effect) or an original or copy of notice of non-compliance, if applicable or (b) an original or copy of report of inspection of improvements to the Property or if such report is not yet due a notice to that effect or an original or copy of notice of non-compliance, if applicable, or (ii) if such Home Loan is a Non-FHA Loan in respect of a home improvement for which the Transferor prepares an inspection report, an original or copy of report of inspection of improvements to the Property, (I) to the extent not included in (C), an original or a copy of a written verification (or a notice of telephonic verification, with written verification to follow) that the Mortgagor at the time of origination was not more than 30 days delinquent on any senior mortgage or deed of trust on the Mortgaged Property, (J) (i) if such Home Loan is an FHA Loan for which an appraisal is required pursuant to the applicable regulations, an original or a copy of an appraisal of the Property as of the time of origination of such FHA Loan or (ii) if such Home Loan is a Non-FHA Loan and secured by a Mortgage, a copy of the HUD-1 or HUD 1-A Closing Statement indicating the sale price, or an existing Uniform Residential Appraisal Report, or a Drive-by Appraisal documented on Freddie Mac form 704, or a tax assessment, or a full Uniform Residential Appraisal Report prepared by a national appraisal firm in accordance with the Transferor's guidelines, (K) an original or a copy of a title search as of the time of origination with respect to the Property in accordance with the Transferor's guidelines, and (L) if such Home Loan is an FHA Loan, any other documents required for the submission of a claim with respect to such FHA Loan to the FHA.

     (c) the Transferor, at the direction of the Depositor, concurrently with the execution and delivery hereof, has delivered to the Indenture Trustee cash in an amount equal to (i) the accrued annual FHA premium due on each FHA Loan to the applicable Cut-Off Date, and (ii) the amount of FHA premium collected in respect of the Invoiced Loans after the applicable Cut-Off Date. The Indenture Trustee shall distribute the amount referred to in clause (i) of the previous sentence into the FHA Premium Account and shall distribute the amount referred to in clause (ii) of the previous sentence into the Note Distribution Account.

     (d) The Indenture Trustee shall cause the Custodian to take and maintain continuous physical possession of the Indenture Trustee's Home Loan Files in the State of Minnesota, and in connection therewith, shall act solely as agent for the holders of the in accordance with the terms hereof and not as agent for the Transferor or any other party.

     (e) Within 60 days of the Closing Date, the Transferor, at its own expense, shall record each Assignment of Mortgage (which may be a blanket assignment if permitted by applicable law) in the appropriate real property or other records; provided, however, the Transferor need not record any such Assignment which relates to a Mortgage Loan in any jurisdiction under the laws of which, as evidenced by an Opinion of Counsel delivered by the
Transferor (at the Transferor's expense) to the Indenture Trustee and the Rating Agencies, the recordation of such Assignment of Mortgage is not necessary to protect the Indenture Trustee's interest in the related Mortgage Loan. With respect to any Assignment of Mortgage as to which the related recording information is unavailable within 60 days following the Closing Date, such Assignment of Mortgage shall be submitted for recording within 30 days after receipt of such information but in no event later than one year after the Closing Date. The Indenture Trustee shall be required to retain a copy of each Assignment of Mortgage submitted for recording. In the event that any such Assignment of Mortgage is lost or returned unrecorded because of a defect therein, the Transferor shall promptly prepare a substitute Assignment of Mortgage or cure such defect, as the case may be, and thereafter the Transferor shall be required to submit each such Assignment of Mortgage Loan for recording.

     (f) All Home Loan documents held by the Custodian on behalf of the Indenture Trustee are referred to herein as the "Indenture Trustee's Home
                                                 ------------------------
Loan File."  All recordings required pursuant to this Section 2.05 shall be
---------                                             ------------
accomplished by and at the expense of the Transferor.

     Section 2.06   Acceptance by Indenture Trustee of the Home Loans;
                    --------------------------------------------------
Certain Substitutions; Initial Certification by Custodian.
----------------------------------------------------------

     (a) The Indenture Trustee agrees to cause the Custodian to execute and deliver on the Closing Date an acknowledgment of receipt of the Indenture Trustee's Home Loan File for each Home Loan. The Indenture Trustee declares that it will cause the Custodian to hold such documents and any amendments, replacements or supplements thereto, as well as any other assets included in the Trust Estate and delivered to the Custodian in trust, upon and subject to the conditions set forth herein for the benefit of the Securityholders. The Indenture Trustee agrees, for the benefit of the Securityholders, to cause the Custodian to review each Indenture Trustee's Home Loan File within 45 days after the Closing Date (or, with respect to any Qualified Substitute Home Loan, within 45 days after the conveyance of the related Home Loan to the Trust) and to cause the Custodian to deliver to the Transferor, the Depositor, the Indenture Trustee, the Issuer and the Servicer a certification to the effect that, as to each Home Loan listed in the Home Loan Schedule,
(i) all documents required to be delivered to the Indenture Trustee pursuant to this Agreement are in its possession or in the possession of the Custodian on its behalf (other than as expressly permitted by Section 2.05), (ii) all
                                                    ------------
documents delivered by the Depositor and the Transferor to the Custodian pursuant to Section 2.05 have been reviewed by the Custodian and have not
            ------------
been mutilated or damaged and appear regular on their face (handwritten additions, changes or corrections shall not constitute irregularities if initialed by the Obligor) and relate to such Home Loan, (iii) based on the examination of the Custodian on behalf of the Indenture Trustee, and only as to the foregoing documents, the information set forth on the Home Loan Schedule accurately reflects the information set forth in the Indenture Trustee's Home Loan File and (iv) each Debt Instrument has been endorsed as provided in Section 2.05. Neither the Issuer nor the Custodian shall be
            ------------
under any duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face or (ii) to determine whether any Indenture Trustee's Home Loan File should include any of the documents specified in Section 2.05(a)(v).
                              ------------------

     (b) The Servicer's Home Loan File shall be held in the custody of the Servicer for the benefit of, and as agent for, the Securityholders and the Indenture Trustee as the owner thereof. It is intended that by the Servicer's agreement pursuant to this Section 2.06(b) the Indenture Trustee
                                      ---------------
shall be deemed to have possession of the Servicer's Home Loan Files for purposes of Section 9-305 of the Uniform Commercial Code of the State in which such documents or instruments are located. the Servicer shall promptly report to the Indenture Trustee any failure by it to hold the Servicer's Home Loan File as herein provided and shall promptly take appropriate action to remedy any such failure. In acting as custodian of such documents and instruments, the Servicer agrees not to assert any legal or beneficial ownership interest in the Home Loans or such documents or instruments. the Servicer agrees to indemnify the Securityholders and the Indenture Trustee for any and all liabilities, obligations, losses, damages, payments, costs, or expenses of any kind whatsoever which may be imposed on, incurred by or asserted against the Securityholders or the Indenture Trustee as the result of any act or omission by the Servicer relating to the maintenance and custody of such documents or instruments which have been delivered to the Servicer; provided, however, that the Servicer will not be liable for any
          --------  -------
portion of any such amount resulting from the negligence or misconduct of any Securityholder or the Indenture Trustee and provided, further, that the
                                            --------  -------
Servicer will not be liable for any portion of any such amount resulting from the Servicer's compliance with any instructions or directions consistent with this Agreement issued to the Servicer by the Indenture Trustee. The
Indenture Trustee shall have no duty to monitor or otherwise oversee the Servicer's performance as custodian hereunder.

     (c) If the Custodian, during the process of reviewing the Indenture Trustee's Home Loan Files, finds any document constituting a part of a
Indenture Trustee's Home Loan File which is not executed, has not been received, is unrelated to any Home Loan identified in the Home Loan Schedule, does not conform to the requirements of Section 2.05 or does not conform, in
                                        ------------
all material respects, to the description thereof as set forth in the Home Loan Schedule, then the Custodian shall promptly so notify the Transferor, the Servicer, the Indenture Trustee, the Issuer and the Depositor. In performing any such review, the Custodian may conclusively rely on the Transferor as to the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Custodian's review of the Indenture Trustee's Home Loan Files is limited solely to confirming
                                           -----------------
that the documents listed in Section 2.05 have been received and further
                             ------------
confirming that any and all documents delivered pursuant to Section 2.05 have
                                                            ------------
been executed and relate to the Home Loans identified in the Home Loan Schedule. Neither the Issuer nor the Custodian shall have any responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction or whether the requirements for transfer of an insured loan specified in Title I, 24 C.F.R. Section 201.32(c) or elsewhere have been complied with. If a material defect in a document constituting part of a Indenture Trustee's Home Loan File is discovered, then the
Depositor and Transferor shall comply with the cure, substitution and repurchase provisions of Section 3.06 hereof.
                         ------------


                                 ARTICLE III.

                        REPRESENTATIONS AND WARRANTIES
                       ------------------------------

     Section 3.01   Representations and Warranties of the Depositor.
                    -----------------------------------------------

     The Depositor hereby represents and warrants to the Transferor, the Indenture Trustee, the Owner Trustee and the Securityholders that as of the Closing Date:

          (a) The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has, and had at all relevant times, full power to own its property, to carry on its business as presently conducted, to enter into and perform its obligations under this Agreement and to create the Trust pursuant hereto;

          (b) The execution and delivery of this Agreement by the Depositor and its performance of and compliance with the terms of this Agreement will not violate the Depositor's articles of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach or acceleration of, any material contract, agreement or other instrument to which the Depositor is a party or which may be applicable to the Depositor or any of its assets;

          (c) The Depositor has the full power and authority to enter into and consummate the transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement. This Agreement, assuming due authorization, execution and delivery by the Indenture Trustee, the Transferor and the Servicer, constitutes a valid, legal and binding obligation of the Depositor, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, mora-torium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

          (d) The Depositor is not in violation of, and the execution and delivery of this Agreement by the Depositor and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the condition (financial or otherwise) or operations of the Depositor or its properties or materially and adversely affect the performance of its duties hereunder;

          (e) There are no actions or proceedings against, or investigations of, the Depositor pending with regard to which the Depositor has received service of process, or, to the knowledge of the Depositor, threatened, before any court, administrative agency or other tribunal (A) that, if determined adversely, would prohibit its entering into this Agreement or render the Securities invalid, (B) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by this Agreement or (C) that, if determined adversely, would prohibit or materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement or the Securities;

          (f) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Depositor of, or compliance by the Depositor with, this Agreement or the Certificates, or for the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders, if any, that have been obtained prior to the Closing Date;

          (g) The Depositor is solvent, is able to pay its debts as they become due and has capital sufficient to carry on its business and its obligations hereunder; it will not be rendered insolvent by the execution and delivery of this Agreement or its obligations hereunder; no petition of bankruptcy (or similar insolvency proceeding) has been filed by or against the Depositor prior to the date hereof;

          (h) The Depositor did not sell the Home Loans to the Trust with any intent to hinder, delay or defraud any of its creditors; the Depositor will not be rendered insolvent as a result of the sale of the Home Loans to the Trust;

          (i) As of the Closing Date, the Depositor had good title to, and was the sole owner of, each Home Loan free and clear of any Lien other than any such Lien released simultaneously with the sale contemplated herein, and, immediately upon each transfer and assignment herein contemplated, the Depositor will have taken all steps necessary so that the Trust will have good title to, and will be the sole owner of, each Home Loan free and clear of any lien;

          (j) The Depositor acquired title to each of the Home Loans in good faith, without notice of any adverse claim;

          (k) No Officers' Certificate, statement, report or other document prepared by the Depositor and furnished or to be furnished by it pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading;

          (l)  The  Depositor  is  not  required  to  be  registered  as   an
     "investment company" under the Investment Company Act of 1940, as amended; and

          (m) The transfer, assignment and conveyance of the Debt Instruments and the Mortgages by the Depositor pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.


     Section 3.02   Representations and Warranties of the Transferor.
                    ------------------------------------------------

     The Transferor hereby represents and warrants to the Indenture Trustee, the Owner Trustee, the Securityholders and the Depositor that as of the Closing Date or as of such date specifically provided herein:

          (a) The Transferor is a corporation licensed as a mortgage lender duly organized, validly existing and in good standing under the laws of the State of Oklahoma and has, and had at all relevant times, full corporate power to originate or purchase the Home Loans, to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

          (b) The execution and delivery of this Agreement by the Transferor and its performance of and compliance with the terms of this Agreement will not violate the Transferor's articles of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach or acceleration of, any material contract, agreement or other instrument to which the Transferor is a party or which may be applicable to the Transferor or any of its assets;

          (c) The Transferor has the full power and authority to enter into and consummate all transactions contemplated by this Agreement to be consummated by it, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement. This Agreement, assuming due authorization, execution and delivery by the Indenture Trustee and the Depositor, constitutes a valid, legal and binding obligation of the Transferor, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

          (d) The Transferor is not in violation of, and the execution and delivery of this Agreement by the Transferor and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the condition (financial or otherwise) or operations of the Transferor or its properties or materially and adversely affect the performance of its duties hereunder;

          (e) There are no actions or proceedings against, or investigations of, the Transferor pending or, to the knowledge of the Transferor, threatened, before any court, administrative agency or other tribunal
     (A) that, if determined adversely, would prohibit its entering into this Agreement or render the Securities invalid, (B) seeking to prevent the issuance of the Securities or the consummation of any of the transac-tions contemplated by this Agreement or (C) that, if determined adversely, would prohibit or materially and adversely affect the sale of the Home Loans to the Depositor, the performance by the Transferor of its obligations under, or the validity or enforceability of, this Agreement or the Securities;

          (f) No consent, approval, authorization or order of any court or governmental agency or body is required for: (1) the execution, delivery and performance by the Transferor of, or compliance by the Transferor with, this Agreement, (2) the transfer of all FHA insurance reserves relating to the FHA Loans to the Contract of Insurance Holder, (3) the issuance of the Certificates, (4) the sale of the Home Loans under the Home Loan Purchase Agreement or (5) the consummation of the transactions required of it by this Agreement, except: (A) such as shall have been obtained before the Closing Date and (B) the transfer of the FHA insurance reserves by the FHA to the Contract of Insurance Holder with respect to the FHA Loans as to which an FHA case number has not been assigned as of the Closing Date;

          (g) The Transferor acquired title to the Home Loans in good faith, without notice of any adverse claim;

          (h) The collection practices used by the Transferor with respect to the Home Loans have been, in all material respects, legal, proper, prudent and customary in the non-conforming mortgage servicing business;

          (i) No Officers' Certificate, statement, report or other document prepared by the Transferor and furnished or to be furnished by it pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading;

          (j) The Transferor is solvent, is able to pay its debts as they become due and has capital sufficient to carry on its business and its obligations hereunder; it will not be rendered insolvent by the execution and delivery of this Agreement or by the performance of its obligations hereunder; no petition of bankruptcy (or similar insolvency proceeding) has been filed by or against the Transferor prior to the date hereof;

          (k) The Prospectus Supplement (other than (i) the statements on the cover page and inside cover page relating to Greenwich Capital Markets, Inc. and (ii) the statements under the following captions:
     "SUMMARY - Securities Issued", "- Priority of Distributions", "- Final Scheduled Distribution Date", "- Credit Enhancement", "- Tax

     Status", "- ERISA", "- Legal Investment", "DESCRIPTION OF THE OFFERED SECURITIES", "DESCRIPTION OF CREDIT ENHANCEMENT", "CERTAIN FEDERAL INCOME TAX CONSEQUENCES", "STATE TAX CONSEQUENCES", "ERISA CONSIDERATIONS", "LEGAL INVESTMENT MATTERS" and "METHOD OF DISTRIBUTION", as to which the Transferor makes no statement) does not contain an untrue statement of a material fact and does not omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (l) HUD has approved in writing the transfer to the Contract of Insurance Holder of the FHA Reserve Amount relating to each FHA Loan and all actions have been taken by the Transferor (other than the filing of the Transfer of Note Report Form 27030 with HUD) and all required consents have been obtained (other than approval upon HUD's receipt of such Transfer of Note Report), in either case, necessary to effect transfer to the Contract of Insurance Holder of the FHA Reserve Amount relating to each FHA Loan (except for FHA Loans with respect to which a case number has not been assigned as of the Closing Date). The FHA Reserve Amounts with respect to the FHA Loans transferred to the Contract of Insurance Holder both prior to and following the transfer of the FHA Loans to the Co-Owner Trustee and Owner Trustee will be available to satisfy claims with respect to such FHA Loans. The amount in the FHA Insurance Coverage Reserve Account, together with all amounts to be requested for transfer with respect to the FHA Loans, will equal $3,025,615.67. The amount to be requested for transfer with respect to the FHA Loans is $276,533.15, which is the sum of approximately 10% of the aggregate of the Principal Balances of the FHA Loans as of the Cut-Off Date;

          (m) the Transferor is a non-supervised lender in good standing with HUD under 24 CFR Section202.5 and is authorized to originate, purchase, hold, service and/or sell loans insured under 24 CFR Part 201 pursuant to a valid contract of insurance, Number 505842; and

          (n) the Transferor has transferred the Home Loans without any intent to hinder, delay or defraud any of its creditors;

     It is understood and agreed that the representations and warranties set forth in this Section 3.02 shall survive delivery of the respective Home Loan Files to the Custodian (as the agent of the Indenture Trustee) and shall inure to the benefit of the Securityholders, the Depositor, the Servicer, the Indenture Trustee, the Owner Trustee and the Trust. Upon discovery by any of the Transferor, the Depositor, the Servicer or the Trustee of a breach of any of the foregoing representations and warranties that materially and adversely affects the value of any Home Loan or the interests of the Securityholders therein, the party discovering such breach shall give prompt written notice (but in no event later than two Business Days following such discovery) to the other parties. The obligations of the Transferor set forth in Section
3.06 to cure any breach or to substitute for or repurchase an affected Home Loan shall constitute the sole remedies available to the Securityholders, the Depositor, to the Servicer, the Indenture Trustee, or to the Owner Trustee respecting a breach of the representations and warranties contained in this Section 3.02.

     Section 3.03   Representations, Warranties and Covenants of the
                    ------------------------------------------------
Servicer.
---------

     The Servicer hereby represents and warrants to and covenants with the Owner Trustee, the Securityholders, the Depositor and the Transferor that as of the Closing Date or as of such date specifically provided herein:

          (a) The Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of Oklahoma and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Home Loan in accordance with the terms of this Agreement;

          (b) The execution and delivery of this Agreement by the Servicer and its performance of and compliance with the terms of this Agreement will not violate the Servicer's articles of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach or acceleration of, any material contract, agreement or other instrument to which the Servicer is a party or which may be applicable to the Servicer or any of its assets;

          (c) The Servicer has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement. This Agreement, assuming due authorization, execution and delivery by the Indenture Trustee, the Owner Trustee, constitutes a valid, legal and binding obligation of the Servicer, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

          (d) The Servicer is not in violation of, and the execution and delivery of this Agreement by the Servicer and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the condition (financial or otherwise) or operations of the Servicer or materially and adversely affect the performance of its duties hereunder;

          (e) There are no actions or proceedings against, or investigations of, the Servicer pending, or, to the knowledge of the Servicer, threatened, before any court, administrative agency or other tribunal
     (A) that, if determined adversely, would prohibit its entering into this Agreement or render the Securities invalid, (B) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by this Agreement or (C) that, if determined adversely, would prohibit or materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement or the Securities;

          (f) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of, or compliance by the Servicer with, this Agreement or the Securities, or for the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders, if any, that have been obtained prior to the Closing Date;

          (g) The Servicer is duly licensed where required as a "Licensee" or is otherwise qualified in each state in which it transacts business and is not in default of such state's applicable laws, rules and regulations, except where the failure to so qualify or such default would not have a material adverse effect on the ability of the Servicer to conduct its business or perform its obligations hereunder;

          (h) The Servicer is an Eligible Servicer and services mortgage loans in accordance with Accepted Servicing Procedures;

          (i)  (Reserved);

          (j) No Officers' Certificate, statement, report or other document prepared by the Servicer and furnished or to be furnished by it pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading;

          (k) The Servicer is solvent and will not be rendered insolvent as a result of the performance of its obligations pursuant to this Agreement;

          (l) The Servicer has not waived any default, breach, violation or event of acceleration existing under any Debt Instrument or the related Mortgage;

          (m) The Servicer will cause to be performed any and all acts required to be performed by the Servicer to preserve the rights and remedies of the Trust and the Indenture Trustee in any Insurance Policies applicable to the Home Loans or with respect to any FHA Loan, any Insurance Policy required to be maintained pursuant to Title I, including, without limitation, in each case, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of co-insured, joint loss payee and mortgagee rights in favor of the Trust and the Indenture Trustee;

          (n) The Servicer shall comply with, and shall service, or cause to be serviced, each Home Loan, in accordance with all applicable laws, and, in particular, in accordance with any applicable provisions of the National Housing Act, as amended and supplemented, all rules and regulations issued thereunder, and all administrative publications published pursuant thereto including, in the case of the FHA Loans, all FHA requirements of FHA Title I loans; and

          (o) The Servicer agrees that, so long as it shall continue to serve in the capacity contemplated under the terms of this Agreement, it shall remain in good standing under the laws governing its creation and existence and qualified under the laws of each state in which it is necessary to perform its obligations under this Agreement or in which the nature of its business requires such qualification, it shall maintain all licenses, permits and other approvals required by any law or regulations, including, without limitation Title I, as may be necessary to perform its obligations under this Agreement and to retain all rights to service the Loans, and it shall not dissolve or otherwise dispose of all or substantially all of its assets.

     It is understood and agreed that the representations, warranties and covenants set forth in this Section 3.03 shall survive delivery of the
                            ------------
respective Home Loan Files to the Indenture Trustee and shall inure to the benefit of the Depositor, the Securityholders and the Indenture Trustee. Upon discovery by any of the Transferor, the Depositor, the Servicer or the Indenture Trustee of a breach of any of the foregoing representations, warranties and covenants that materially and adversely affects the value of any Home Loan or the interests of the Securityholders therein, the party discovering such breach shall give prompt written notice (but in no event later than two Business Days following such discovery) to the other parties. The obligations of the Servicer set forth in (x) Section 3.06 to cure any
                                                 ------------
breach or to purchase an affected Home Loan, (y) Section 3.06 to indemnify
                                                 ------------
and hold harmless the Trust and (z) Section 9.01(a) to indemnify and hold
                                    ---------------
harmless the Trust, the Depositor, the Transferor, the Trustee, and the Securityholders shall constitute the sole remedies available to the Transferor, the Securityholders, the Trust, the depositor, or the Indenture Trustee respecting a breach of the representations, warranties and covenants contained in this Section 3.03.
                  ------------

     Section 3.04   Representations and Warranties regarding Individual Home
                    --------------------------------------------------------
Loans.
-----

     The Transferor hereby represents and warrants to the Depositor, the Issuer, the Indenture Trustee and the Securityholders, with respect to each Home Loan, as of the Closing Date:

          (a) The information pertaining to each Home Loan set forth in the Home Loan Schedule was true and correct in all material respects as of the Cut-Off Date;

          (b) As of the Cut-Off Date, not more than 0.30% of the Home Loans (by aggregate initial Pool Principal Balance) are between 30 and 59 days past due (without giving effect to any grace period), and none of the Home Loans are between 60 and 89 days past due (without giving effect to any grace period); the Transferor has not advanced funds, induced, solicited or knowingly received any advance of funds from a party other than the Obligor, directly or indirectly, for the payment of any amount required by the Home Loan;

          (c) The terms of the Debt Instrument and any related Mortgage contain the entire agreement of the parties and have not been impaired, waived, altered or modified in any respect, except by written instruments reflected in the related File and recorded, if necessary, to maintain the lien priority of the any related Mortgage; if such Home Loan is an FHA Loan the substance of each such waiver, alteration and modification has been approved by the FHA to the extent required under Title I; no other instrument of waiver, alteration, expansion or modification has been executed, and no Obligor has been released, in whole or in part, except in connection with an assumption agreement which assumption agreement is part of the related Home Loan File and the payment terms of which are reflected in the related Home Loan Schedule and; if such Home Loan is an FHA Loan, has been approved by the FHA to the extent required under Title I;

          (d) The Debt Instrument and any related Mortgage are not subject to any set-off, claims, counterclaim or defense and will not have such in the future with respect to the goods and services provided under the Debt Instrument, including the defense of usury or of fraud in the inducement, nor will the operation of any of the terms of the Debt
     Instrument and any related Mortgage, or the exercise of any right thereunder, render such Debt Instrument or Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

          (e) Any and all requirements of any federal, state or local law applicable to the Home Loan (including any law applicable to the origination, servicing and collection practices with respect thereto) have been complied with;

          (f) No Debt Instrument or Mortgage has been satisfied, cancelled, rescinded or subordinated, in whole or part; and the Transferor, except as otherwise permitted by clause (c), has not waived the performance by the Obligor of any action, if the Obligor's failure to perform such action would cause the Debt Instrument or Mortgage Loan to be in default; and with respect to a Mortgage Loan, the related Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, subordination, release, cancellation or rescission;

          (g) Each related Mortgage is a valid, subsisting and enforceable lien on the related Property, including the land and all buildings on the Property;

          (h) The Debt Instrument and any related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights in general and by general principles of equity;

          (i) To the best of the Transferor's knowledge, all parties to the Debt Instrument and any related Mortgage had legal capacity at the time to enter into the Home Loan and to execute and deliver the Debt Instrument and any related Mortgage, and the Debt Instrument and any related Mortgage have been duly and properly executed by such parties;

          (j) As of the applicable Cut-Off Date, the proceeds of the Home Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all applicable requirements set forth in the Home Loan documents have been complied with; the Obligor is not entitled to any refund of any amounts paid or due under the Debt Instrument or any related Mortgage;

          (k) Immediately prior to the sale, transfer and assignment to the Depositor, the Transferor will have good and indefeasible legal title to the Home Loan, the related Debt Instrument and any related Mortgage and the full right to transfer such Home Loan, the related Debt Instrument and any related Mortgage, and the Transferor will have been the sole owner thereof, subject to no liens, pledges, charges, mortgages, encumbrances or rights of others, except for such liens as will be released simultaneously with the transfer and assignment of the Home Loans to the Depositor (and the Home Loan File will contain no evidence inconsistent with the foregoing); and immediately upon the sale, transfer and assignment contemplated by the Home Loan Purchase Agreement, the Depositor will hold good title to, and be the sole owner of each Home Loan, the related Debt Instrument and any related Mortgage, free of all liens, pledges, charges, mortgages, encumbrances or rights of others;

          (l)  Except for those Home Loans referred to in Section 3.04(b)
                                                          ---------------
     above that are delinquent as of the Cut-Off Date, there is no default, breach, violation or event of acceleration known to the Transferor under the Home Loan, the related Debt Instrument and any related Mortgage and there is no event known to the Transferor which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration and neither the Transferor nor its predecessors have waived any default, breach, violation or event of acceleration;

          (m) The Debt Instrument and any related Mortgage contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Property of the benefits of the security provided thereby, including, (A) in the case of any Mortgage designated as a deed of trust, by trustee's sale, and (B) otherwise by judicial foreclosure;

          (n) Each FHA Loan is an FHA Title I property improvement loan (as defined in 24 C.F.R. Section 201.2) underwritten by the Transferor in accordance with FHA requirements for the Title I Loan program as set forth in 24 C.F.R. Parts 201 and 202, and the Transferor has transmitted a loan report with respect to such FHA Loan to FHA so that such FHA Loan will be included in the Title I program;

          (o) Each Home Loan is a fixed rate loan; the Debt Instrument shall mature within not more than (a) for an FHA Loan, 20 years and 32 days and (b) for a Non-FHA Loan, 25 years, from the date of origination of the Home Loan; the Debt Instrument is payable in substantially equal Monthly Payments, with interest payable in arrears, and requires a Monthly Payment which is sufficient to fully amortize the original principal balance over the original term and to pay interest at the related Home Loan Interest Rate; interest on each Home Loan is calculated on the basis of a 360 day year consisting of twelve 30-day months, and the Debt Instrument does not provide for any extension of the original term;

          (p) The related Debt Instrument is not and has not been secured by any collateral except, in the case of a Mortgage Loan, the lien of the corresponding Mortgage;

          (q) With respect to any Mortgage Loan, if the related Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, or a valid substitution of trustee has been recorded, and no extraordinary fees or expenses are or will become payable to the trustee under the deed of trust, except in connection with default proceedings and a trustee's sale after default by the Obligor;

          (r) With respect to any Mortgage Loan, the Transferor has no knowledge of any circumstances or conditions not reflected in the representations set forth herein, or in the Home Loan Schedule, or in the related Home Loan File with respect to the related Mortgage, the related Property or the Obligor which could reasonably be expected to materially and adversely affect the value of the related Property, or the marketability of the Mortgage Loan or to cause the Mortgage Loan to become delinquent or otherwise in default;

          (s) Assuming no material change to the applicable law or regulations in effect as of the Closing Date, after the consummation of the transactions contemplated by this Agreement, the Indenture Trustee will have the ability to foreclose or otherwise realize upon a Property, if the Home Loan is a Mortgage Loan, or to enforce the provisions of the related Home Loan against the Obligor thereunder, if the foreclosure upon any such Property or enforcement of the provisions of the related Home Loan against the Obligor are undertaken as set forth in Section
                                                                  -------
     4.12;
     ----

          (t) With respect to any FHA Loan that is a Mortgage Loan, the improvements to the Property relating to such FHA Loan, have been or shall be completed and inspected by the Servicer within the time period and to the extent required under the applicable Title I regulations, and evidence of such inspection shall be placed in the Servicer's Home
     Loan File or, if not, a letter of non-compliance shall be delivered to HUD (with a copy placed in the Servicer's Home Loan File) promptly upon the completion of such inspection;

          (u) Each FHA Loan has been originated in compliance with the provisions of 24 C.F.R. Section 201.20, and, if required by Title I, the market value of the any related Property has been ascertained in accordance with the procedures established by HUD;

          (v)  There exists a Home Loan  File relating to each Home  Loan and
     such  Home  Loan  File  contains   all  of  the  original  or  certified
     documentation listed in Section 2.05 for such Home Loan.  Each Indenture
                             ------------
     Trustee's Home Loan File has been delivered to the Custodian and each Servicer's Home Loan File is being held in trust by the Transferor for the benefit of, and as agent for, the Securityholders and the
     Indenture  Trustee as the owner thereof.   Each document included in the
     Home Loan File which is required to be executed by the Obligor has been executed by the Obligor in the appropriate places. With respect to each Mortgage Loan, the related Assignment of Mortgage to the Indenture Trustee is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Property is located.
     All blanks on any  form required to be  completed have been so completed;

          (w) Each FHA Loan is in respect of a home improvement loan or a retail installment sale contract, and each Property is improved by a residential dwelling and is not a Home Loan in respect of a manufactured home or mobile home or the land on which a manufactured home or mobile home has been placed;

          (x) Each FHA Loan was underwritten by the Transferor in accordance with the applicable underwriting criteria established by the FHA and HUD; each Non-FHA Loan was underwritten by the Transferor in accordance with the Transferor's underwriting guidelines;

          (y) Any Property securing an FHA Loan is covered by any insurance required by Title I; if the Property securing any Mortgage Loan is in an area identified by the Federal Emergency Management Agency ("FEMA") as having special flood hazards, unless the community in which the area is situated is not participating in the National Flood Insurance Program and the regulations thereunder or less than a year has passed since FEMA notification regarding such hazards, a flood insurance policy is in effect with respect to such Property with a generally acceptable carrier which complies with Section 102(a) of the Flood Disaster Protection Act of 1973; all improvements upon each Property securing a Non-FHA Loan are insured by a generally acceptable insurer against loss by fire hazards of extended coverage and such other hazards as are customary in the area where the Property is located pursuant to insurance policies conforming to the requirements of the Agreement; all such policies contain a standard mortgage clause naming the Transferor or its predecessor in interest, its successors and assigns, as loss payee;

          (z) All costs, fees and expenses incurred in originating and closing the Home Loan and in recording any related Mortgage were paid and the Obligor is not entitled to any refund of any amounts, paid or due to the Obligee pursuant to the Debt Instrument or any related Mortgage;

          (aa) Except for the related FHA Premium Amount, if applicable, there is no obligation on the part of the Transferor or any other party other than the Obligor to make payments with respect to the Home Loan;

          (ab) At the time of origination of the Home Loan, each related prior lien, if any, was certified by the Obligor as not 30 or more days delinquent;

          (ac) To the best of the Transferor's knowledge, all parties which have had any interest in the Home Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (i) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Property is located, and (ii) (A) organized under the laws of such state, or (B) qualified to do business in such state, or (C) federal savings and loan associations or national banks having principal offices in such state, or (D) not doing business in such state;

          (ad) With respect to each Mortgage Loan, the related Mortgage contains an enforceable provision requiring the consent of the Mortgagee to assumption of the related Mortgage Loan upon sale of the Property;

          (ae) With respect to any Mortgage Loan, there is no homestead or other exemption available to the Mortgagor which would materially interfere with the right to sell the related Property at a trustee's sale or the right to foreclose the Mortgage; no relief has been requested or allowed to the Mortgagor under the Civil Relief Act;

          (af) Subject to Section 3.06, each FHA Loan has been submitted to
                          ------------
     the FHA for insurance pursuant to the FHA Title I loan program and each FHA Loan has been or will be assigned a case number by the FHA for the FHA Title I loan program;

          (ag) Subject to Section 3.06, the FHA Reserve Amount with respect
                          ------------
     to each FHA Loan, has been or will be transferred to the FHA Insurance Coverage Reserve Account;

          (ah) The related Home Loan File for each Home Loan that is a Mortgage Loan contains a Title Document with respect to such Home Loan reflecting that title to the related Property is vested at least 50% in the Obligor under such Home Loan;

          (ai) To the best of the Transferor's knowledge, each Property (including each residential dwelling improvement thereon) was at the time the Home Loan was made free of damage which materially and adversely affects the value thereof and, if the related Home Loan is an FHA Loan, impairs the ability to insure the related Home Loan under the Title I program;

          (aj) Each Home Loan was originated in compliance with all applicable laws and, to the best of the Transferor's knowledge, no fraud or misrepresentation was committed by any Person in connection therewith or, if the related loan is an FHA Loan, in the application for any insurance required by Title I in relation to such FHA Loan;

          (ak) Each Home Loan has been serviced in accordance with all applicable laws and, to the best of the Transferor's knowledge, no fraud or misrepresentation was committed by any Person in connection therewith;

          (al) The transfer, assignment and conveyance of the Debt Instruments and the Mortgages by the Transferor to the Depositor were not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction;

          (am) Any Home Loan originated in the State of Texas, was originated pursuant to either Chapter 3 or Chapter 6 of the Texas Consumer Credit Code;

          (an) As of the applicable Cut-Off Date, no Obligor is a debtor under proceedings under the Bankruptcy Code, and no such Obligor has defaulted in payments on a Home Loan after the filing of such bankruptcy case, whether under a plan or reorganization or otherwise;

          (ao) To the best of the Transferor's knowledge, the Transferor has not advanced funds, or induced, solicited or knowingly received any advance of loan payments from a party other than, with respect to a Mortgage Loan, the owner of the Property subject to the Mortgage;

          (ap) The Home Loans were originated by the Transferor or through the Transferor's network of dealers and correspondents (including Home Loans acquired by such correspondents);

          (aq) (Reserved);

          (ar) With respect to FHA Loans secured by a Mortgage, the representations and warranties of the Mortgagor in each mortgage loan application and in connection with the related FHA Loan are true and correct in all material respects (and it shall be deemed that a breach is material only if a claim for payment made to the FHA under the Contract of Insurance in respect of such FHA Loan is a Rejected Claim as a result of such breach);

          (as) Each Home Loan either complies with the Home Ownership and Equity Protection Act of 1994 or is not subject to such act;

          (at) the Transferor has caused to be performed or shall cause to be performed within one month of the Closing Date any and all acts required to preserve the rights and remedies of the Trust and the Indenture Trustee in any insurance policies applicable to each Home Loan or, if such Home Loan is an FHA Loan, only if required by Title I, including, without limitation, any necessary notifications of insurers, assignments of policies or interests therein, and establishment of coinsured, joint loss payee and mortgagee rights in favor of the Indenture Trustee;

          (au) With respect to any Mortgage Loan, to the best of the Transferor's knowledge, there exists no violation of any environmental law (either local, state or federal), rule or regulation in respect of the Property which violation has or could have a material adverse effect on the market value of such Property. The Transferor has no knowledge of any pending action or proceeding directly involving the related Property in which compliance with any environmental law, rule or regulation is in issue; and, to the Transferor's best knowledge, nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to the use and enjoyment of such Property;

          (av) At the time of their origination, none of the FHA Loans and none of the Non-FHA Loans were secured by Mortgages on non-owner occupied Mortgaged Properties;

          (aw) On the Closing Date, 55% or more (by aggregate Principal Balance) of the Home Loans do not constitute "real estate mortgages" for
                                   ---
    the purpose of  Treasury Regulation Section301.7701 under the Code.
    For this purpose a Home Loan does not constitute a "real estate mortgage" if:
                         ---

               (i)  The Home Loan is not secured by an interest in real
                                     ---
    property, or
               (ii) The Home Loan is not an "obligation principally secured
                                     ---
    by an  interest  in real  property."   For  this  purpose an  "obligation
    is principally secured by an interest in real property" if it satisfies either ------ test set out in paragraph (1) or paragraph (2) below.

               (1) The 80-percent test. An obligation is principally secured by an interest in real property if the fair market value of the interest in real property securing the obligation

                    (A)  was at least  equal to  80 percent  of the  adjusted
                         issue  price of  the  obligation   at  the time  the
                         obligation was originated

                         (or,  if  later,   the  time   the  obligation   was
                         significantly modified); or

                    (B) is at least equal to 80 percent of the adjusted issue price of the obligation on the Closing Date.

               For purposes of this paragraph (1), the fair market value of the real property interest must be first reduced by the amount of any lien on the real property interest that is senior to the obligation being tested, and must be further reduced by a proportionate amount of any lien that is in parity with the obligation being tested, in each case before the percentages set forth in (1)(A) and (1)(B) are determined. The adjusted issue price of an obligation is its issue price plus the amount of accrued original issue discount, if any, as of the date of determination.

               (2)  Alternative test.   An obligation is  principally secured
                    by an interest  in real property if  substantially all of


                    the proceeds of the obligation were used to acquire or to improve or protect an interest in real property that, at the origination date, is the only security for the obligation. For purposes of this test, loan guarantees made by the United States or any state (or any political subdivision, agency, or instrumentality of the United States or of any state), or other third party credit enhancement are not viewed as additional security for a loan. An obligation is not considered to be secured by property other than real property solely because the obligor is personally liable on the obligation. For this purpose only, substantially all of the proceeds of the obligations means 662/3% or more of the gross proceeds.

          (ax) (Reserved);

          (ay) No Home Loan was selected from the Transferor's assets in a manner which would cause it to be adversely selected as to credit risk from the pool of home loans owned by the Transferor;

          (az) With respect to each Home Loan that is not a first mortgage loan, either (i) no consent for the Home Loan is required by the holder of the related prior lien or (ii) such consent has been obtained and has been delivered to the Indenture Trustee;

          (ba) Each Home Loan is either a retail installment contract for goods or services, home improvement loan for goods or services, debt consolidation loan or a home equity loan. All Home Loans that are not debt consolidation loans are either home equity loans, retail installment sale contracts for goods and services or home improvement loans for goods and services that are either "consumer credit contracts" or "purchase money loans" as such terms are defined in 16 C.F.R. Part 433.1; and

          (bb) Each Debt Instrument is comprised of an original promissory note and each promissory note constitutes an "instrument" or "chattel paper" for purposes of Article 9 of the UCC. Each Debt Instrument has been delivered to the Custodian.

     Section 3.05   (Reserved).
                    ----------

     Section 3.06   Purchase and Substitution.
                    -------------------------

     (a) It is understood and agreed that the representations and warranties set forth in Section 3.04, shall survive the conveyance of the Home Loans to
             ------------
the Issuer, the  Grant of the  Home Loans  to the Indenture  Trustee and  the
delivery of the  Securities to  the Securityholders.   Upon discovery by  the
Depositor, the Servicer, the Transferor, the Custodian, the Issuer, the Indenture Trustee or any Securityholder of a breach of any of such representations and warranties which materially and adversely affects the value of the Home Loans or the interest of the Securityholders, or which materially and adversely affects the interests of the Securityholders in the related Home Loan in the case of a representation and warranty relating to a particular Home Loan (notwithstanding that such representation and warranty was made to the Transferor's best knowledge), the party discovering such breach shall give prompt written notice to the others. The Transferor shall within 60 days of the earlier of its discovery or its receipt of notice of any breach of a representation or warranty, promptly cure such breach in all
material respects.   Except with respect  to a breach of  the representations
made by the Transferor pursuant to Section 3.04(af) and 3.04(ag), if within
                                   ----------------     --------
60 days after the earlier of the Transferor's discovery of such breach or the Transferor's receiving notice thereof such breach has not been remedied by the Transferor and such breach materially and adversely affects the interests of the Securityholders or in the related Home Loan (the "Defective Home
                                                         --------------
Loan"), the Transferor shall on or before the Determination Date next
----
succeeding the end of such 60-day period either (i) remove such Defective Home Loan from the Trust (in which case it shall become a Deleted Home Loan) and substitute one or more Qualified Substitute Home Loans in the manner and subject to the conditions set forth in this Section 3.06 or (ii) purchase
                                            ------------
such Defective Home Loan at a purchase price equal to the Purchase Price (as defined below) by depositing such Purchase Price in the Collection Account. The Transferor shall provide the Servicer, the Indenture Trustee and the Issuer with a certification of a Responsible Officer on the Determination Date next succeeding the end of such 60-day period indicating whether the Transferor is purchasing the Defective Home Loan or substituting in lieu of such Defective Home Loan a Qualified Substitute Home Loan. With respect to the purchase of a Defective Home Loan pursuant to this Section, the "Purchase
                                                                     --------
Price" shall be equal to the Principal Balance of such Defective Home Loan
-----
as of the date of purchase, plus all accrued and unpaid interest on such Defective Home Loan to but not including the Due Date in the Due Period most recently ended prior to such Determination Date computed at the applicable Home Loan Interest Rate, plus the amount of any unreimbursed Servicing Advances made by the Servicer with respect to such Defective Home Loan, which Purchase Price shall be deposited in the Collection Account (after deducting therefrom any amounts received in respect of such repurchased Defective Home Loan and being held in the Collection Account for future distribution to the extent such amounts represent recoveries of principal not yet applied to reduce the related Principal Balance or interest (net of the Servicing
Fee) for the period from and after the Due Date in the Due Period most recently ended prior to such Determination Date).

     Any substitution of Home Loans pursuant to this Section 3.06(a) shall
                                                     ---------------
be accompanied by payment by the Transferor of the Substitution Adjustment, if any, to be deposited in the Collection Account. For purposes of calculating the Available Collection Amount for any Distribution Date, amounts paid by the Transferor pursuant to this Section 3.06 in connection
                                                ------------
with the repurchase or substitution of any Defective Home Loan that are on deposit in the Collection Account as of the Determination Date for such Distribution Date shall be deemed to have been paid during the related Due Period and shall be transferred to the Note Distribution Account as part of the Available Collection Amount to be retained therein or transferred to the Certificate Distribution Account, if applicable, pursuant to Section 5.01(c).
                                                             ---------------

     The Indenture Trustee on behalf of the Securityholders agrees that if an FHA Loan is a Defective Home Loan because a document is not included in the Servicer's Home Loan File as of the 60th day after the discovery or receipt of notice thereof, such defect shall be deemed to be cured if the Indenture Trustee shall have received during the sixty-day period after such date a written statement addressed to it from the Director of HUD Title I Insurance Division that such document would not be required in connection with a claim for FHA Insurance with respect to such FHA Loan. It is understood and agreed that the obligation of the Transferor to repurchase or substitute any such Home Loan pursuant to this Section 3.06 shall constitute
                                               ------------
the sole remedy against it with respect to such breach of the foregoing representations or warranties or the existence of the foregoing conditions.

For purposes of calculating 60 days with respect to a Defective Loan that is an FHA Loan because a document is not included in the Servicer's Home Loan File, any day on which the FHA is officially closed for reasons other than as specified in the definition of Business Day shall not be counted in making such calculation. With respect to representations and warranties made by the Transferor pursuant to Section 3.04 that are made to the Transferor's best
                       ------------
knowledge, if it is discovered by any of the Depositor, the Transferor, the Indenture Trustee or the Owner Trustee that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Loan, notwithstanding the Transferor's lack of knowledge, such inaccuracy shall be deemed a breach of the applicable representation and warranty.

     With respect to a breach of the representations made by the Transferor pursuant to Section 3.04(af) and 3.04(ag), if the FHA has not assigned a case
            ----------------     --------
number under the Contract of Insurance to an FHA Loan to indicate that such FHA Loan is eligible for Title I Insurance coverage under the Contract of Insurance on or before the 120th day after the Closing Date, the Transferor shall be obligated, on the last day of the Due Period next succeeding such 120th day, to repurchase such FHA Loan. If the FHA Reserve Amount with respect to an FHA Loan has not been transferred to the FHA Insurance Coverage Reserve Account on or before the 150th day after the Closing Date, the Transferor shall be obligated, on the last day of the Due Period next succeeding such 150th day, to repurchase such FHA Loan. The Claims Administrator shall give notice in writing to each of the Depositor, the Indenture Trustee and the Owner Trustee of (i) any FHA Loan with respect to which there has not been assigned a case number under the Contract of Insurance on or before the 120th day after the Closing Date and (ii) any FHA Loan that has not been transferred to the FHA Insurance Coverage Reserve Account on or before the 150th day after the Closing Date.
For purposes  of calculating either 120 or 150 days from the Closing
Date in this Section 3.06(a), any day on which the
             ---------------
FHA is officially closed for reasons other than such day being a Saturday, Sunday or a day on which banking institutions in Washington, D.C. are authorized or obligated by law, executive order or governmental decree to be closed, shall not be counted in making such calculation.

     (b) As to any Deleted Home Loan for which the Transferor substitutes a Qualified Substitute Home Loan or Loans, the Transferor shall effect such substitution by delivering to the Issuer (i) a certification executed by a Responsible Officer of the Transferor to the effect that the Substitution Adjustment has been credited to the Collection Account and (ii) the documents constituting the Indenture Trustee's Home Loan File for such Qualified Substitute Home Loan or Loans.

     The  Servicer shall  deposit  in  the  Collection Account  all  payments received in connection with such Qualified Substitute Home Loan or Loans after the date of such substitution. Monthly Payments received with respect to Qualified Substitute Home Loans on or before the date of substitution will be retained by the Transferor. The Issuer will be entitled to all payments received on the Deleted Home Loan on or before the date of substitution, and
the  Transferor  shall   thereafter  be  entitled   to  retain  all   amounts
subsequently received in respect of such Deleted Home Loan. The Transferor shall give written notice to the Issuer, the Servicer (if the Transferor is not then acting as such), the Indenture Trustee that such substitution has taken place and the Servicer shall amend the Home Loan Schedule to reflect
(i)  the removal of such  Deleted Home Loan from the  terms of this Agreement
and  (ii) the  substitution  of  the Qualified  Substitute  Home Loan.    The
Transferor shall promptly deliver to the Issuer, the Servicer (if the Transferor is not then acting as such) and the Indenture Trustee, a copy of
the  amended Home  Loan Schedule.    Upon such  substitution, such  Qualified
Substitute Home Loan or Loans shall be subject to the terms of this Agreement in all respects, and the Transferor shall be deemed to have made with respect to such Qualified Substitute Home Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in
Section 3.04. On the date of such substitution, the Transferor will deposit ------------ into the Collection Account an amount equal to the related
Substitution  Adjustment,  if  any.    In  addition,  on  the  date  of  such
substitution, the Servicer shall cause the Indenture Trustee to release the Deleted Home Loan from the lien of the Indenture and the Servicer will cause such Qualified Substitute Home Loan to be pledged to the Indenture Trustee under the Indenture as part of the Trust Estate.

     (c) With respect to all Defective Home Loans or other Home Loans repurchased by the Transferor pursuant to this Agreement, upon the deposit of the Purchase Price therefor to the Collection Account, the Indenture Trustee shall assign to the Transferor, without recourse, representation or warranty, all the Indenture Trustee's right, title and interest in and to such Defective Home Loans or Home Loans, which right, title and interest were conveyed to the Indenture Trustee pursuant to Section 2.01, including,
                                              ------------
without limitation, the rights to any FHA Insurance reserves attributable to such Home Loans. The Indenture Trustee shall take any actions as shall be reasonably requested by the Transferor to effect the repurchase of any such Home Loans.

     (d) It is understood and agreed that the obligations of the Transferor set forth in this Section 3.06 to cure, purchase or substitute for a
                  ------------
Defective Home Loan (and to indemnify the Trust for certain losses as described herein in connection with a Defective Home Loan) constitute the sole remedies of the Depositor, the Issuer, the Indenture Trustee and the Securityholders hereunder respecting a breach of the representations and warranties contained in Section 3.04. Any cause of action against the
                        ------------
Transferor relating to or arising out of a defect in a Indenture Trustee's Home Loan File as contemplated by Section 2.06 or against the Transferor
                                  ------------
relating to or arising out of a breach of any representations and warranties made in Section 3.04 shall accrue as to any Home Loan upon (i) discovery of
        ------------
such defect or breach by any party and notice thereof to the Transferor or notice thereof by the Transferor to the Indenture Trustee, (ii) failure by the Transferor to cure such defect or breach or purchase or substitute such Home Loan as specified above, and (iii) demand upon the Transferor, as applicable, by the Issuer or the Majority Securityholders for all amounts payable in respect of such Home Loan.

     (e) Neither the Issuer nor the Indenture Trustee shall have any duty to conduct any affirmative investigation other than as specifically set forth in this Agreement as to the occurrence of any condition requiring the repurchase or substitution of any Home Loan pursuant to this Section or the eligibility of any Home Loan for purposes of this Agreement.

                                 ARTICLE IV.

                ADMINISTRATION AND SERVICING OF THE HOME LOANS
               ----------------------------------------------

     Section 4.01   Duties of the Servicer.
                    ----------------------

     (a)  Servicing Standard.  The Servicer, as an independent contractor,
          ------------------
shall service and administer the Home Loans and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable and consistent with the terms of this Agreement. Notwithstanding anything to the contrary contained herein, the Servicer, in servicing and administering the Home Loans, shall employ or cause to be employed procedures (including collection, foreclosure, liquidation and Foreclosure Property management and liquidation procedures) and exercise the same care that it customarily employs and exercises in servicing and administering loans of the same type as the Home Loans for its own account, all in accordance with Accepted Servicing Procedures of prudent lending institutions and servicers of loans of the same type as the Home Loans and giving due consideration to the Securityholders' reliance on the Servicer. The Servicer has and shall maintain the facilities, procedures and experienced personnel necessary to comply with the servicing standard set forth in this subsection (a) and the duties of the Servicer set forth in this Agreement relating to the servicing and administration of the Home Loans.

     In performing its obligations hereunder the Servicer shall at all times act in good faith in a commercially reasonable manner in accordance with all requirements of the FHA applicable to the servicing of the FHA Loans and otherwise in accordance with applicable law and the Debt Instruments and Mortgages. The Servicer shall at all times service and administer the FHA Loans in accordance with Title I, and shall have full power and authority, acting alone and/or through the Subservicer as provided in Section 4.07,
                                                           ------------
subject only to this Agreement, the respective Home Loans, and, in the case of the FHA Loans, the specific requirements and prohibitions of Title I, to do any and all things in connection with such servicing and administration which are consistent with the manner in which prudent servicers service FHA Title I home improvement loans and which are consistent with the ordinary practices of prudent mortgage lending institutions.

     (b)  Servicing Advances.  In accordance with the preceding general
          ------------------
servicing standard, the Servicer, or any Subservicer on behalf of the Servicer, shall make all Servicing Advances in connection with the servicing of each Home Loan hereunder. Notwithstanding any provision to the contrary herein, neither the Servicer, nor any Subservicer on behalf of the Servicer, shall have any obligation to advance its own funds for any delinquent scheduled payments of principal and interest on any Home Loan or to satisfy or keep current the indebtedness secured by any Superior Liens on the related Mortgaged Property. No costs incurred by the Servicer or any Subservicer in respect of Servicing Advances shall, for the purposes of distributions to Securityholders, be added to the amount owing under the related Home Loan. Notwithstanding any obligation by the Servicer to make a Servicing Advance hereunder with respect to a Home Loan, before making any Servicing Advance that is material in relation to the outstanding principal balance thereof, the Servicer shall assess the reasonable likelihood of (i) recovering such Servicing Advance and any prior Servicing Advances for such Home Loan, and
(ii) recovering any amounts attributable to outstanding interest and principal owing on such Home Loan for the benefit of the Securityholders in excess of the costs, expenses and other deductions to obtain such recovery, including without limitation any Servicing Advances therefor and, if applicable, the outstanding indebtedness of all Superior Liens.
The Servicer shall only make a Servicing Advance with respect to a Home Loan to the extent that the Servicer determines in its reasonable, good faith judgment that such Servicing Advance would likely be recovered as aforesaid; provided, however, that the Servicer will be entitled to be reimbursed for any Nonrecoverable Servicing Advance pursuant to this Agreement.

     (c)  Waivers, Modifications and Extensions.  The Servicer shall make
          -------------------------------------
reasonably diligent efforts to collect all payments called for under the terms and provisions of the Home Loans, and shall, to the extent such procedures shall be consistent with this Agreement, follow Accepted Servicing Procedures. The Servicer may in its discretion waive or permit to be waived any penalty interest or any other fee or charge which the Servicer would be entitled to retain hereunder as servicing compensation and extend the Due Date on a Debt Instrument for a period (with respect to each payment as to which the Due Date is extended) not greater than 90 days after the initially scheduled due date for such payment. Notwithstanding anything in this Agreement to the contrary, the Servicer shall not permit any additional extension or modification with respect to any Home Loan other than that permitted by the immediately preceding sentence unless the Home Loan is a Defaulted Home Loan or, in the case of any FHA Loan, such extension or modification complies with the requirements of Title I or is required by Title I and such FHA Loan is a Defaulted Home Loan or a payment default is reasonably foreseeable by the Servicer.

     (d)  Instruments of Satisfaction or Release.  Without limiting the
          --------------------------------------
generality of Section 4.01(c), the Servicer, in its own name or in the name of a Subservicer, is hereby authorized and empowered when the Servicer believes it appropriate in its best judgment to execute and deliver, on behalf of the Securityholders and the Trust or any of them, and upon notice to the Indenture Trustee, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Home Loans and the Mortgaged Properties and to institute foreclosure proceedings or obtain a deed-in-lieu of foreclosure so as to convert the ownership of such properties, and to hold or cause to be held title to such properties, on behalf of the Trust and Securityholders. The Servicer shall service and administer the Home Loans in accordance with applicable state and federal law and shall provide to the Obligors any reports required to be provided to them thereby. The Indenture Trustee shall execute, at the written direction of the Servicer, any limited or special powers of attorney and other documents reasonably acceptable to the Indenture Trustee to enable the Servicer or any Subservicer to carry out their servicing and administrative duties hereunder, including, without limitation, limited or special powers of attorney with respect to any Foreclosure Property, and the Indenture Trustee shall not be accountable for the actions of the Servicer or any Subservicers under such powers of attorney and shall be indemnified by such parties with respect to such actions.

     Section 4.02   Payment of Taxes, Insurance and Other Charges.
                    ---------------------------------------------
     The Servicer may and, if required by the Servicer, the Subservicers shall, establish and maintain one or more accounts (the "Servicing Accounts"), into which any collections from the Obligors (or related advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, and comparable items for the account of the Obligors shall be deposited and retained. Servicing Accounts shall be Eligible Accounts. Withdrawals of amounts so collected from a Servicing Account may be made only to (i) effect timely payment of taxes, assessments, hazard insurance premiums, and comparable items; (ii) reimburse the Servicer (or a Subservicer to the extent provided in the related Sub-Servicing Agreement) out of related collections for any advances with respect to taxes, assessments and insurance premiums and with respect to hazard insurance; (iii) refund to Obligors any sums as may be determined to be overages; (iv) pay interest, if required and as described below, to Obligors on balances in the Servicing Account; or (v) clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 11.01. As part of its servicing duties,
                             -------------
the Servicer or Subservicers shall pay to the Obligors interest on funds in Servicing Accounts, to the extent required by law and, to the extent that interest earned on funds in the Servicing Accounts is insufficient, to pay such interest from its or their own funds, without any reimbursement from the Trust, the Indenture Trustee, the Depositor, or any Securityholder therefor. Upon request of the Indenture Trustee, the Transferor or the Servicer shall cause the bank, savings association or other depository for each Servicing Account to forward to the Indenture Trustee copies of such statements or reports as the Indenture Trustee, the Depositor, or any Securityholder shall reasonably request.

     Section 4.03   Fidelity Bond; Errors and Omission Insurance.
                    --------------------------------------------
     The Servicer shall maintain a fidelity bond in such form and amount as is customary for entities acting as custodian of funds and documents in respect of loans on behalf of institutional investors. The Servicer shall obtain and maintain at all times during the term of this Agreement errors and omissions insurance coverage covering the Servicer and its employees issued by a responsible insurance company. The issuer, policy terms and forms and amounts of coverage, including applicable deductibles, shall be in such form and amount as is customary for entities acting as servicers. The Servicer agrees to notify the Indenture Trustee in writing within five (5) days of the Servicer's receipt of notice of the cancellation or termination of any such errors and omissions insurance coverage. The Servicer shall provide to the Indenture Trustee or any Securityholder upon request written evidence of such insurance coverage.

     Section 4.04   Filing of Continuation Statements.
                    ---------------------------------
     On or before the fifth anniversary of the filing of any financing statements by Empire Funding and the Depositor, respectively, with respect to the assets conveyed to the Trust, Empire Funding and the Depositor shall prepare, have executed by the necessary parties and file in the proper jurisdictions all financing and continuation statements necessary to maintain the liens, security interests, and priorities of such liens and security interests that have been granted by Empire Funding and the Depositor, respectively, and Empire Funding and the Depositor shall continue to file on or before each fifth anniversary of the filing of any financing and continuation statements such additional financing and continuation statements until the Trust has terminated pursuant to Section
9.1 of the Trust Agreement. The Indenture Trustee agrees to cooperate with Empire Funding and the Depositor in preparing, executing and filing such statements. The Indenture Trustee agrees to notify Empire Funding and the Depositor on the third Distribution Date prior to each such fifth anniversary of the requirement to file such financing and continuation statements. The filing of any such statement with respect to Empire Funding and the Depositor shall not be construed as any indication of an intent of any party contrary to the expressed intent set forth in Section 2.04 hereof. If Empire Funding
                                     ------------
or the Depositor has ceased to do business whenever any such financing and continuation statements must be filed or Empire Funding or the Depositor fails to file any such financing statements or continuation statements at least one month prior to the expiration thereof, each of Empire Funding and the Depositor does hereby make, constitute and appoint the Indenture Trustee its attorney-in-fact, with full power and authority to execute and file in its name and on its behalf any such financing statements or continuation statements required under this Section 4.04.
                               ------------

     Section 4.05   (Reserved).

     Section 4.06   Superior Liens.
                    --------------

     If the Servicer is notified that any lienholder under a Superior Lien has accelerated or intends to accelerate the obligations secured by such Superior Lien, or has declared or intends to declare a default under the related mortgage or promissory note secured thereby, or has filed or intends to file an election to have any Mortgaged Property sold or foreclosed, the Servicer shall take, on behalf of the Issuer and the Indenture Trustee, all reasonable actions that are necessary to protect the interests of the Securityholders and/or to preserve the security of the related Home Loan, including making any Servicing Advances that are necessary to cure the default or reinstate the Superior Lien. The Servicer shall promptly notify the Issuer and the Indenture Trustee if it takes any such action. Any Servicing Advances by the Servicer pursuant to its obligations in this
Section 4.06 shall comply with requirements set forth in Section 4.01(b)
------------                                             ---------------
hereof.

     Section 4.07   Subservicing.
                    ------------

     (a) The Servicer may enter into Subservicing Agreements for any servicing and administration of Home Loans with any institution which is in compliance with the laws of each state necessary to enable it to perform its obligations under such Subservicing Agreement and is an Eligible Servicer. The Servicer shall give prior written notice to the Issuer and the Indenture Trustee of the appointment of any Subservicer. The Servicer shall be entitled to terminate any Subservicing Agreement in accordance with the terms and conditions of such Subservicing Agreement and to either directly service the related Home Loans or enter into a Subservicing Agreement with a successor subservicer which qualifies hereunder.

     In the event of termination of any Subservicer, and unless a successor Subservicer has otherwise been appointed, all servicing obligations of such Subservicer shall be assumed simultaneously by the Servicer without any additional act or deed on the part of such Subservicer or the Servicer, and the Servicer shall service directly the related Home Loans.

     Each Sub-Servicing Agreement shall include the provision that such agreement may be immediately terminated by the Indenture Trustee in the event that the Servicer shall, for any reason, no longer be the Servicer. In no event shall any Sub-Servicing Agreement require the Indenture Trustee, as Successor Servicer, for any reason whatsoever to pay compensation to a Subservicer in order to terminate such Subservicer.

     (b) Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and primarily liable to the Issuer, the Indenture Trustee and Securityholders for the servicing and administering of the Home Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Home Loans. For purposes of this Agreement, the Servicer shall be deemed to have received payments on Home Loans when the Subservicer has actually received such payments and, unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Servicer in servicing the Home Loans include actions taken or to be taken by a Subservicer on behalf of the Servicer. The Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Servicer by such Subservicer, and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

     (c) In the event the Servicer shall for any reason no longer be the Servicer (including by reason of an Event of Default), the successor
Servicer, on behalf of the Issuer, the Indenture Trustee and the Securityholders pursuant to Section 4.08, shall thereupon assume all of the
                            ------------
rights and obligations of the Servicer under each Subservicing Agreement that the Servicer may have entered into, unless the successor Servicer elects to terminate any Subservicing Agreement in accordance with its terms. The successor Servicer shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to each Subservicing Agreement to the same extent as if the Subservicing Agreements had been assigned to the assuming party, except that the Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreements which accrued prior to the transfer of servicing to the successor Servicer. The Servicer at its expense and without right of reimbursement therefor, shall, upon request of the successor Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Home Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Subservicing Agreements to the assuming party.

     (d) As part of its servicing activities hereunder, the Servicer, for the benefit of the Issuer, the Indenture Trustee and the Securityholders,
shall enforce the obligations of each Subservicer under the related Subservicing Agreement. Such enforcement, including, without limitation, the legal prosecution of claims and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Home Loans. The Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Home Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

     (e) Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Home Loans involving a Subservicer shall be deemed to be between the Subservicer and the Servicer alone and none of the Issuer, the Indenture Trustee or the Securityholders shall be deemed parties thereto or shall have any claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 4.07(c) above.
                ---------------

     (f) In those cases where a Subservicer is servicing a Home Loan pursuant to a Sub-Servicing Agreement, the Subservicer will be required to establish and maintain one or more accounts (collectively, the "Sub-Servicing Account"). The Sub-Servicing Account shall be an Eligible Account. The Subservicer will be required to deposit into the Sub-Servicing Account no later than the first Business Day after receipt all proceeds of Home Loans received by the Subservicer and remit such proceeds to the Servicer for deposit in the Collection Account not later than the Business Day following receipt thereof by the Subservicer. Notwithstanding anything in this clause
(f) to the contrary, the Subservicer shall only be able to withdraw funds from the Sub-Servicing Account for the purpose of remitting such funds to the Servicer for deposit into the Collection Account. The Servicer shall require the Subservicer to cause any collection agent of the Subservicer to send a copy to the Servicer of each statement of monthly payments collected by or on behalf of the Subservicer within five Business Days after the end of every month, and the Servicer shall compare the information provided in such reports with the deposits made by the Subservicer into the Collection Account for the same period. The Servicer shall be deemed to have received payments on the Home Loans on the date on which the Subservicer has received such payments.

     Section 4.08   Successor Servicers.
                    -------------------

     In the event that the Servicer is terminated pursuant to Section 10.01
                                                              -------------
hereof, or resigns pursuant to Section 9.04 hereof or otherwise becomes
                               ------------
unable to perform its obligations under this Agreement, the Indenture Trustee will become the successor servicer or will appoint a successor servicer in accordance with the provisions of Section 10.02 hereof; provided that any
                                  -------------
successor servicer, excluding the Indenture Trustee, shall satisfy the requirements of an Eligible Servicer and shall be approved by the Rating Agencies.

     Section 4.09   Maintenance of Insurance.
                    ------------------------

     (a) The Servicer shall maintain or cause to be maintained with respect to each Mortgaged Property securing an FHA Loan such insurance as is required with respect thereto by Title I. The Servicer shall cause to be maintained for each Foreclosure Property acquired by the Trust such types and amounts of insurance coverage as the Servicer shall deem reasonable. The Servicer shall cause to be maintained for each Mortgaged Property securing a Non-FHA Loan, such fire and hazard insurance as the Servicer shall deem reasonable.

     (b) Any amounts collected by the Servicer under any Insurance Policies, shall be paid over or applied by the Servicer as follows:

            (i)     In the  case of amounts  received in respect of  any Home
     Loan:

               (A) for the restoration or repair of the affected Property, in which event such amounts shall be released to the Obligor in accordance with the terms of the related Debt Instrument or

               (B) to the extent not so used, in reduction of the Principal Balance of the related Home Loan, in which event such amounts shall be deposited into the Collection Account,

unless the related instruments require a different application, in which case such amounts shall be applied in the manner provided therein; and

           (ii)     Subject to Section 4.12, in the case of amounts received
                               ------------
in respect of any Foreclosure Property, for the restoration or repair of such Foreclosure Property, unless the Servicer determines, consistent with the servicing standard set forth in Section 4.01, that such restoration or repair is not in the best economic interest of the Trust, in which event such amounts shall be deposited into the Collection Account as a Payment received from the operation of such Foreclosure Property.

     Section 4.10   Inspections.
                    -----------

     The Servicer shall inspect or cause to be inspected each Mortgaged Property that secures any FHA Loan at such times and in such manner as are consistent with Accepted Servicing Procedures.

     Section 4.11   Reports to the Securities and Exchange Commission.
                    -------------------------------------------------

     The Indenture Trustee shall, on behalf of the Trust, cause to be filed with the Securities and Exchange Commission all monthly collateral reports on Forms 8-K and 10-K required to be filed under the provisions of the Securi-ties Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder. Upon the request of the Indenture Trustee, each of the Servicer and the Transferor shall cooperate with the Indenture Trustee in the preparation of any such report and shall provide to the Indenture Trustee in a timely manner all such information or documentation as the Indenture Trustee may reasonably request in connection with the performance of its duties and obligations under this Section.

     Section 4.12   Claim for FHA Insurance and Foreclosure.
                    ---------------------------------------

     (a) (x) If any Monthly Payment due under any FHA Loan is not paid when the same becomes due and payable, or if the Obligor fails to perform any other covenant or obligation under such FHA Loan and such failure continues beyond any applicable grace period, the Servicer shall take such action (consistent with Title I, including efforts to cure the default of such FHA Loan pursuant to 24 C.F.R. Section 201.50) as it shall deem to be in the best interest of the Trust. If the maturity of the related Debt Instrument has been accelerated pursuant to the requirements under Title I following the Servicer's efforts to cure the default of such FHA Loan (and such FHA Loan is not required to be purchased pursuant to Section 2.06), and (i) if an FHA
                                            ------------
Insurance Coverage Insufficiency does not exist at the time, the Claims Administrator, unless not in the best interests of the Trust, shall initiate, on behalf of the Trust and the Contract of Insurance Holder, a claim under the Contract of Insurance for reimbursement for loss on such FHA Loan pursuant to Title I (see 24 C.F.R. Section 201.54), or (ii) if an FHA
Insurance Coverage Insufficiency exists at the time, the Servicer shall determine within 90 days in accordance with Section 4.12(c) whether or not
                                            ---------------
to proceed against the Mortgaged Property securing such FHA Loan, if such FHA Loan is a Mortgage Loan or against the Obligor, if such FHA Loan is unsecured, and if thereafter an FHA Insurance Coverage Insufficiency does not exist, the Claims Administrator may submit a claim under the Contract of Insurance with respect to such FHA Loan if it has obtained the prior approval of the Secretary of HUD pursuant to 24 C.F.R. Section 201.51; or (y) if any monthly payment due under any Non-FHA Loan is not paid when the same is due and payable, or if the Obligor fails to perform any other covenant or obligation under such Non-FHA Loan and such failure continues beyond any applicable grace period, the Servicer shall take such action as it shall deem to be in the best interest of the Trust; including but not limited to proceeding against the Property securing such Non-FHA Loan.

     In the event that in accordance with clauses (a)(x)(ii) and (y) above the Servicer determines not to proceed against the Mortgaged Property or Obligor, as applicable, on or before the Determination Date following such determination the Servicer shall determine in good faith in accordance with customary servicing practices that all amounts which it expects to receive with respect to such Home Loan have been received. If the Servicer makes such a determination, it shall give notice to such effect pursuant to Section
                                                                      -------
5.05.
----

     (b) If the Claims Administrator initiates a claim for reimbursement for loss on any FHA Loan under this Section, the Claims Administrator shall comply with applicable provisions of Title I and diligently pursue such claim and, in any event, shall initiate such claim no later than the last day permitted under Title I (see 24 C.F.R. Section 201.54(b)). For purposes of this Agreement, the term "initiate a claim for reimbursement" shall mean the filing of the claim application pursuant to the requirements set forth in 24 C.F.R. Section 201.54, including the filing of all related assignments and documents and materials required for file review. For the purposes of such filing, the Claims Administrator shall request, and the Co-Owner Trustee within 5 calendar days of request shall deliver to the Claims Administrator, the Debt Instrument and the related Mortgage for such FHA Loan and each other item in the related File necessary to make such claim. Each Securityholder hereby consents to the assignment of such FHA Loan for the sole purpose of initiating a claim under the Contract of Insurance for reimbursement with respect to such FHA Loan. Pursuant to
Section 4.12(h), the Contract of
---------------
Insurance Holder shall furnish the Claims Administrator a power of attorney to file claims under the Contract of Insurance. The Co-Owner Trustee and Contract of Insurance Holder agree to execute and deliver to the Claims
Administrator, within 5 Business Days of receipt from the Claims Administrator, all documents, if any, necessary to initiate and file a claim under the Contract of Insurance for such FHA Loan, which documents shall be prepared by the Claims Administrator. If any claim to the FHA becomes a Rejected Claim, upon receipt of the FHA's rejection notice by the Claims Administrator directly from the FHA or from the Contract of Insurance Holder pursuant to Section 4.12(e) and a determination by the Claims Administrator
            ---------------
that the rejection was not due to clerical error or lack of insurance, then the Claims Administrator shall promptly notify the Contract of Insurance Holder (if such notice has not already been given) and the Indenture Trustee of the notice of a Rejected Claim.

     If the FHA indicates in writing that the claim is a Rejected Claim due to reasons other than a failure to service the related FHA Loan in accordance with Title I after the Closing Date, Empire Funding shall repurchase the FHA Loan on or before the Monthly Cut-Off Date next following the date of such notice from the Claims Administrator to repurchase such FHA Loan, either directly from FHA or from the Trust, for the Purchase Price. If FHA indicates in writing that the claim is a Rejected Claim due to a failure to service such FHA Loan in accordance with Title I after the Closing Date, the Claims Administrator shall immediately notify the Servicer, the Contract of Insurance Holder, the Trust and the Indenture Trustee of such determination, and the Servicer shall on or before the later to occur of (i) the next succeeding Monthly Cut-Off Date and (ii) ten Business Days from the date on which such rejection notice is received by the Claims Administrator, purchase such FHA Loan either directly from FHA or from the Trust, for the Purchase Price. In the event that the FHA fails to indicate in writing why the claim is a Rejected Claim, the Claims Administrator shall determine why the claim is a Rejected Claim. If the Claims Administrator determines that the claim is a Rejected Claim for reasons other than a servicing failure that occurred after the Closing Date, Empire Funding shall be obligated to repurchase such FHA Loan for the Purchase Price. If the Claims Administrator determines that the claim is a Rejected Claim due to a servicing failure that occurred after the Closing Date, the Servicer shall be obligated to repurchase such FHA Loan for the Purchase Price. Notwithstanding any provisions herein to the contrary, neither Empire Funding nor the Servicer shall be required to repurchase or purchase, as applicable, any FHA Loan subject to a Rejected Claim as a result of the depletion of the amount of the FHA Insurance Coverage Reserve Account as shown in the Insurance Record.

     (c) In accordance with the criteria for proceeding against the Mortgaged Property set forth in Section 4.12(a), with respect to an FHA Loan
                                ---------------
that is a Mortgage Loan that has been accelerated pursuant to the requirements of Title I following the Servicer's efforts to cure the default of the FHA Loan, and with respect to a Non-FHA Loan that is a Mortgage Loan, unless otherwise prohibited by applicable law or court or administrative order, the Servicer, on behalf of the Trust and the Indenture Trustee, may, at any time, institute foreclosure proceedings to the extent permitted by law, exercise any power of sale to the extent permitted by law, obtain a deed in lieu of foreclosure, or otherwise acquire possession of or title to the related Mortgaged Property, by operation of law or otherwise.

     In accordance with the criteria for proceeding against the Mortgaged Property set forth in Section 4.12(a), with respect to FHA Loans that are
                      ---------------
Mortgage Loans and with respect to the Non-FHA Loans, the Servicer shall institute foreclosure proceedings, repossess, exercise any power of sale to the extent permitted by law, obtain a deed in lieu of foreclosure, or otherwise acquire possession of or title to any Property, by operation of law or otherwise only in the event that in the Servicer's reasonable judgement such action is likely to result in a positive economic benefit to the Trust by creating net liquidation proceeds (after reimbursement of all amounts owed with respect to such Home Loan to the Servicer) and provided that, with respect to any Property, prior to taking title thereto, the Servicer has requested that the Indenture Trustee obtain, and the Indenture Trustee shall have obtained, an environmental review to be performed on such Property by a company with recognized expertise, the scope of which is limited to the review of public records and documents for information regarding whether such Mortgaged Property has on it, under it or is near, hazardous or toxic material or waste. If such review reveals that such Mortgaged Property has on it, under it or is near hazardous or toxic material or waste or reveals any other environmental problem, the Indenture Trustee shall provide a copy of the related report to the Servicer.

     In connection with any foreclosure proceeding on an FHA Loan, the Servicer shall comply with the requirements under Title I, shall follow such practices and procedures in a manner which is consistent with the Servicer's procedure for foreclosure with respect to similar FHA Title I loans held in the Servicer's portfolio for its own account or, if there are no such loans, FHA Title I loans serviced by the Servicer for others. If, in following such foreclosure procedures, title to the Foreclosure Property is acquired, the deed or certificate of sale shall be issued to the Co-Owner Trustee and the Indenture Trustee.

     (d) With respect to any FHA Loan, each of the Co-Owner Trustee, Owner Trustee, Indenture Trustee and the Contract of Insurance Holder shall deposit in the Note Distribution Account on the day of receipt all amounts received from the FHA or any other Person with respect to such FHA Loans or any other assets of the Trust and shall transmit by facsimile, or such other method requested by the Servicer or Claims Administrator, to the Servicer and Claims Administrator on each such day the letter of transmittal received from the FHA and any other documents with respect to such receipt. Each of the Co-Owner Trustee, Owner Trustee, Indenture Trustee and the Contract of Insurance Holder shall also promptly deliver to the Claims Administrator copies of any other correspondence received from the FHA or sent to the FHA by the Co-Owner Trustee, Owner Trustee, Indenture Trustee or the Contract of Insurance Holder, as the case may be, including, but not limited to, any correspondence regarding the balance of the FHA Insurance Coverage Reserve Account, premiums due and claims rejected.

     (e) If the FHA rejects an insurance claim, in whole or part, under the Contract of Insurance after previously paying such insurance claim and the FHA demands that the Contract of Insurance Holder repurchase such FHA Loan, the Claims Administrator shall pursue such appeals with the FHA as are reasonable. If the FHA continues to demand that the Contract of Insurance Holder repurchase such FHA Loan after the Claims Administrator exhausts such administrative appeals as are reasonable, then notwithstanding that Empire Funding, the Servicer or any other person is required to repurchase such FHA Loan under this Agreement, the Claims Administrator shall notify the Contract of Insurance Holder of such fact and the Co-Owner Trustee and the Indenture Trustee shall repurchase such FHA Loan from funds available in the Note Distribution Account. The Claims Administrator shall, to the extent possible, direct the Indenture Trustee to make all such repurchases of FHA Loans once a month and to repurchase any and all such FHA Loans from the FHA in that portion of the calendar month after each Distribution Date. To the extent allowed by FHA, Empire Funding may repurchase directly from the FHA any FHA Loan for which an insurance claim has been paid and later rejected by the FHA. If the FHA indicates in writing in connection with its rejection or refusal to pay a claim that such rejection or refusal is due to other than
(i) a failure to service the FHA Loan in accordance with Title I after the Closing Date or (ii) the amount in the FHA Insurance Coverage Reserve Account is insufficient to pay such claim, or if the FHA does not indicate in writing the reason for its rejection or refusal, Empire Funding shall be liable to reimburse the Trust for any amounts paid by the Indenture Trustee to the FHA in order to repurchase such FHA Loan. Subject to Section 4.12(b), if the FHA indicates in writing, or it is agreed by the Servicer, in connection with its--------------- rejection or refusal to pay a claim that such rejection or refusal is due to a failure to service such Loan in accordance with Title I after the Closing Date, the Servicer shall be liable to reimburse the Trust or Empire Funding for any amounts paid by the Trust or Empire Funding, as the case may be, to FHA in order to repurchase FHA Loans for which the FHA has rejected an insurance claim as a result of a failure to service such FHA Loan in accordance with Title I.

     (f)  (Reserved).

     (g) The Claims Administrator shall be entitled to reimbursement of expenses associated with the filing of any FHA Insurance claim from and to the extent that such amounts are reimbursed by HUD.

     (h) The Indenture Trustee shall furnish the Claims Administrator or the Servicer, as applicable, within 5 days of request of the Claims Administrator or the Servicer therefor any powers of attorney and other documents necessary and appropriate to carry out its respective duties hereunder, including any documents or powers of attorney necessary to foreclose or file a claim with respect to any FHA Loan and to file claims with the FHA under the Contract of Insurance. The forms of any such powers or documents shall be appended to such requests. The Contract of Insurance Holder shall furnish the Claims Administrator or the Servicer, as applicable, within 5 days of request of the Claims Administrator or the Servicer therefor any powers of attorney and other documents necessary and appropriate to carry out its administrative duties pursuant to Section
                   -------
4.12.
----

     Section 4.13   Title, Management and Disposition of Foreclosure
                    -------------------------------------
Property.

     In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure (a "Foreclosure Property"), the
                                                  --------------------
deed or certificate of sale shall be taken in the name of the Indenture Trustee for the benefit of the Securityholders. The Servicer shall manage, conserve, protect and operate each Foreclosure Property for the Indenture Trustee and the Securityholders solely for the purpose of its prudent and prompt disposition and sale. The Servicer shall, either itself or through an agent selected by the Servicer, manage, conserve, protect and operate the Foreclosure Property in the same manner that it manages, conserves, protects and operates other foreclosure property for its own account.

     Subject to Section 4.12, the Servicer shall, consistent with the
                ------------
servicing standards set forth herein, foreclose upon or otherwise comparably convert the ownership of properties securing such of the Home Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with realization upon defaulted Home Loans, the Servicer shall follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in accordance with Accepted Servicing Procedures and the requirements of insurers under any insurance policy required to be maintained hereunder with respect to the related Home Loan. The Servicer shall be responsible for all costs and expenses incurred by it in any such proceedings; provided, however, that such costs and expenses will be
             --------  -------
recoverable as Servicing Advances by the Servicer as contemplated herein.

     The Servicer shall not be required to make any Servicing Advance, to foreclose upon any Mortgaged Property, or otherwise expend its own funds toward the restoration of any Mortgaged Property that shall have suffered damage from any cause of damage to a Mortgaged Property such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies required to be maintained pursuant to this Agreement., unless it shall determine in its reasonable judgment, as evidenced by a certificate of a Servicing Officer, that such foreclosure or restoration, as the case may be, will increase the proceeds of liquidation of the related Home Loan after reimbursement to itself for Servicing Advances. Any Servicing Advances made with respect to a Home Loan shall be recoverable by the Servicer only from recoveries on such Home Loan except to the extent such Servicing Advance is deemed a Nonrecoverable Servicing Advance.

     The Servicer may offer to sell to any Person any Foreclosure Property, if and when the Servicer determines consistent with the Accepted Servicing Procedures and that such a sale would be in the best interests of the Trust, but shall, with respect to the FHA Loans, in any event, so offer to sell any Foreclosure Property in accordance with the criteria set forth in Section
                                                                  -------
4.12 and no later than the time determined by the Servicer to be sufficient
----
to result in the sale of such

Foreclosure Property on or prior to the date specified in Section 4.12(d).
                                                          ---------------
The Servicer shall give the Indenture Trustee not less than five days' prior notice of its intention to sell any Foreclosure Property, and shall accept the highest bid received from any Person for any Foreclosure Property in an amount at least equal to the sum of:

            (1) the Principal Balance of the related foreclosed Home Loan plus the outstanding amount of any liens superior in priority, if any, to the lien of the foreclosed Home Loan; and

            (2) all unpaid interest accrued thereon at the related Home Loan Interest Rate through the date of sale.

In  the absence of  any such bid,  the Servicer shall  accept the highest bid received from any Person that is determined to be a fair price for such Foreclosure Property by the Servicer, if the highest bidder is a Person other than an Interested Person, or by an Independent appraiser retained by the Servicer, if the highest bidder is an Interested Person. In the absence of any bid determined to be fair as aforesaid, the Servicer shall offer the affected Foreclosure Property for sale to any Person, other than an Interested Person, in a commercially reasonable manner for a period of not less than 10 or more than 30 days, and shall accept the highest cash bid received therefor in excess of the highest bid previously submitted. If no such bid is received, any Interested Person may resubmit its original bid, and the Servicer shall accept the highest outstanding cash bid, regardless of from whom received. No Interested Person shall be obligated to submit a bid to purchase any Foreclosure Property, and notwithstanding anything to the contrary herein, neither the Indenture Trustee, in its individual capacity, nor any of its affiliates may bid for or purchase any Foreclosure Property pursuant hereto.

     In determining whether any bid constitutes a fair price for any Foreclosure Property or to effectuate the payment of a claim under the Contract of Insurance, the Servicer shall take into account, and any appraiser or other expert in real estate matters shall be instructed to take into account, as applicable, among other factors, the financial standing of any tenant of the Foreclosure Property, the physical condition of the Foreclosure Property and the state of the local and national economies.

     Subject to the provisions of Section 4.12, the Servicer shall act on
                                  ------------
behalf of the Indenture Trustee in negotiating and taking any other action necessary or appropriate in connection with the sale of any Foreclosure Property, including the collection of all amounts payable in connection therewith. Any sale of a Foreclosure Property shall be without recourse to the Indenture Trustee, the Servicer or the Trust, and if consummated in accordance with the terms of this Agreement, neither the Servicer nor the Indenture Trustee shall have any liability to any Securityholder with respect to the purchase price therefor accepted by the Servicer or the Indenture Trustee.

     Prior to acquiring any Foreclosure Property, the Servicer shall cause a review to be performed, in accordance with Accepted Servicing Procedures, on the related Mortgaged Property by a company such as Equifax, Inc. or Toxicheck , and the scope of such review shall be limited to the review of public records and documents for indications that such Mortgaged Property has on
it, under  it, or is  near, hazardous or  toxic  material or  waste.   If such
review reveals that the Mortgaged Property has on it, under it or is near hazardous or toxic material or waste or reveals any other environmental problem, the Servicer shall provide a copy to the Indenture Trustee of the related report with an attached certification of a Responsible Officer that based on an analysis of all available information (including potential clean up costs and liability claims) at the time it is the best judgment of such Responsible Officer that such foreclosure shall increase Net Liquidation Proceeds to the Indenture Trustee and the Trust shall take title to such Mortgaged Property. The Indenture Trustee shall promptly forward such report and certification to the Securityholders.

     The Servicer may contract with any independent contractor for the operation and management of any Foreclosure Property, provided that:

       (i) the terms and conditions of any such contract shall not be inconsistent with this Agreement;

      (ii) any such contract shall require, or shall be administered to require, that the independent contractor pay all costs and expenses incurred in connection with the operation and management of such Foreclosure Property, remit all related revenues (net of such costs and expenses) to the Servicer as soon as practicable, but in no event later than thirty days following the receipt thereof by such independent contractor;

     (iii)     none of the provisions of this Section 4.13 relating to any
                                              ------------
     such contract or to actions taken through any such independent contractor shall be deemed to relieve the Servicer of any of its duties
     and  obligations hereunder  with  respect  to  the   operation and
     management  of  any  such Foreclosure Property; and

      (iv) the Servicer shall be obligated with respect thereto to the same extent as if it alone were performing all duties and obligations in connection with the operation and management of such Foreclosure Property.

     The Servicer shall be entitled to enter into any agreement with any Independent Contractor performing services for it related to its duties and obligations hereunder for indemnification of the Servicer by such Independent Contractor, and nothing in this Agreement shall be deemed to limit or modify such indemnification. The Servicer shall not be liable for all fees owed by it to any such Independent Contractor, and
     that any amounts so expended shall be deemed  Servicing Advances.   Each
     liquidation of a Foreclosure Property shall be carried by the Servicer at such price and upon such terms and conditions as the Servicer shall deem necessary or advisable, as shall be normal and usual in its several servicing activities, and the resulting Liquidation Proceeds shall be distributed in accordance with Section 5.01
                                             ------------
     hereof.


                                  ARTICLE V.

                       ESTABLISHMENT OF TRUST ACCOUNTS
                      -------------------------------

     Section 5.01   Collection Account and Note Distribution Account.
                    ------------------------------------------------

     (a)(1)    Establishment of Collection Account.  The Servicer, for the
               -----------------------------------
benefit of the Securityholders, shall cause to be established and maintained one or more Collection Accounts, which shall be separate Eligible Accounts, which may be interest-bearing, entitled "Collection Account, First Bank National Association, as Indenture Trustee, in trust for the Empire Funding Home Loan Asset Backed Securities, Series 1997-1". The Collection Account may be maintained with the Indenture Trustee or any other depository institution which satisfies the requirements set forth in the definition of Eligible Account. The creation of any Collection Account other than one maintained with the Indenture Trustee shall be evidenced by a letter agreement between the Servicer and the depository institution acceptable to the Indenture Trustee. A copy of such letter agreement shall be furnished to the Indenture Trustee and, upon request of any Securityholder, to such Securityholder. Funds in the Collection Account shall be invested in accordance with Section 5.03.
                ------------

     The Collection Account shall be established, as of the Closing Date, with the Indenture Trustee as an Eligible Account pursuant to the definition thereof. The Collection Account may, upon written notice to the Issuer and the Indenture Trustee, be transferred to a different depository institution so long as such transfer is to an Eligible Account acceptable to the Indenture Trustee.

     (2)  Establishment of Note Distribution Account.  No later than the
          ------------------------------------------
Closing Date, the Servicer, for the benefit of the Securityholders, shall cause to be established and maintained with the Indenture Trustee one or more Note Distribution Accounts, which shall be separate Eligible Accounts, which may be interest-bearing and which shall be entitled "Note Distribution Account, First Bank National Association, as Indenture Trustee, in trust for the Empire Funding Home Loan Asset Backed Securities, Series 1997-1". Funds in the Note Distribution Account shall be invested in accordance with Section
                                                                      -------
5.03.
----

     (3)  FHA Premium Account.  No later than the Closing Date, the Servicer,
          -------------------
for the benefit of the Securityholders, shall cause to be established and maintained with the Indenture Trustee in its trust capacity at its corporate trust department a segregated trust account referred to herein as the "FHA Premium Account" for the benefit of the Securityholders. The Indenture Trustee shall at all times maintain the FHA Premium Account as an Eligible Account and shall cause such accounts to be designated as "FHA Premium Account, First Bank National Association, as Indenture Trustee in trust for the Empire Funding Home Loan Asset Backed Securities, Series 1997-1". No later than the second Business Day preceding each Distribution Date, all amounts on deposit in the Note Distribution Account and Collection Account representing payments by Obligors on Invoiced Loans in respect of premium on FHA Insurance shall be withdrawn by the Indenture Trustee and deposited to the FHA Premium Account. Any and all moneys transferred to the FHA Premium Account pursuant to this Section 5.01(a)(3) shall be held by the
                                    ------------------
Indenture Trustee in the FHA Premium Account subject to disbursement and withdrawal as herein provided. Amounts deposited to an FHA Premium Account shall be invested in accordance with Section 5.03. Amounts on deposit in an
FHA Premium Account shall be         ------------ withdrawn by the Indenture
Trustee,  in the amounts required, for application as follows:

            (i) to payment to the FHA of any premiums due on the Contract of Insurance in respect of FHA Loans, in such amounts and on such dates as directed by the Servicer or Empire Funding; the Indenture Trustee shall apply all amounts on deposit in the related FHA Premium Account to payment to the FHA of any premiums due under the Contract of Insurance as invoiced by FHA and, if, in connection with an FHA Loan, the FHA Insurance with respect to which shall not yet have been transferred to the Contract of Insurance Holder, Empire Funding instructs the Indenture Trustee to pay FHA insurance with respect to such FHA Loan to the related Contract of Insurance Holder, the Indenture Trustee shall make such payment, and Empire Funding and not the Indenture Trustee shall be liable in the event of the failure of such funds to be applied to payment of the premium with respect to such FHA Loan; and

           (ii) on the Business Day preceding a Distribution Date that is also the Termination Date, the Indenture Trustee shall withdraw from each FHA Premium Account and deposit in the Note Distribution Account all amounts then on deposit in the FHA Premium Account, whereupon the FHA Premium Account shall terminate.

     (b)(1)    Deposits to Collection Account.  The Servicer shall use its
               ------------------------------
best efforts to deposit or cause to be deposited (without duplication) within two (2) Business Days, of receipt thereof in the Collection Account and retain therein in trust for the benefit of the Securityholders:

          (i) all payments on account of principal on the Home Loans collected after the Cut-Off Date;

          (ii) all payments on account of interest on the Home Loans due after the Cut-Off Date;

          (iii)     all Net Liquidation Proceeds pursuant to Section 4.02;
                                                             ------------

          (iv) all Insurance Proceeds;

          (v)  all Released Mortgaged Property Proceeds;

          (vi) any amounts payable in connection with the repurchase of any Home Loan and the amount of any Substitution Adjustment pursuant to Sections 2.06, 3.06 and 4.12(b);
     -------------  ----     -------

          (vii) any amount required to be deposited in the Collection Account pursuant to the receipt of proceeds from any insurance policies under Section 4.02 or the deposit of the Termination Price under Section
           ------------


     11.01;

          (viii)    all payments  by Obligors in  respect of premiums  on FHA
     Insurance;

          (ix)   all FHA Insurance Payment Amounts; and

          (x)  interest and gains on funds held in the Collection Account.

     The Servicer shall be entitled to retain and not deposit into the Collection Account any amounts received with respect to a Home Loan that constitute additional servicing compensation pursuant to Section 7.03, and
                                                         ------------
such amounts retained by the Servicer during a Due Period shall be excluded from the calculation of the Servicing Compensation that is distributable to the Servicer from the Note Distribution Account on the next Distribution Date following such Due Period. All Payments from Obligors received on FHA Loans from or on behalf of an Obligor shall be allocated in accordance with Title I.

     (2)  Deposits to Note Distribution Account.  On the Settlement Date, the
          -------------------------------------
Indenture Trustee shall deposit into the Note Distribution Account the sum of $44.15. On the second Business Day prior to each Distribution Date, the Indenture Trustee (based on information provided by the Servicer for such Distribution Date) shall withdraw from the Collection Account the Available Collection Amount and deposit such into the Note Distribution Account for such Distribution Date.

     (3)  Withdrawals from Collection Account.  The Indenture Trustee, at the
          -----------------------------------
direction of the Servicer shall also make the following withdrawals from the Collection Account, in no particular order of priority:

          (i) to withdraw any amount not required to be deposited in the Collection Account or deposited therein in error;

          (ii) to withdraw the Servicer Reimbursement Amount;

          (iii)     to  clear  and   terminate  the  Collection   Account  in
     connection with the termination of this Agreement; and

          (iv) make payments set forth in Section 9.01(e).
                                          ---------------

     (c)  Withdrawals from Note Distribution Account.  To the extent funds
          ------------------------------------------
are available in the Note Distribution Account, the Indenture Trustee (based on the information provided by the Servicer contained in the Servicer's Monthly Remittance Report for such Distribution Date) shall make withdrawals therefrom by 9:00 a.m. (New York City time) on each Distribution Date, for application in the following order of priority:

          (i) to distribute on such Distribution Date the following amounts pursuant to the Indenture in the following order: (a) for deposit in the FHA Premium Account, an amount equal to the FHA Premium Account Deposit for such Distribution Date, (b) to the Servicer, an amount equal to (i) the Servicing Compensation (net of any amounts retained prior to deposit into the Collection Account pursuant to subsection (b)(1) above) and all unpaid Servicing Compensation from prior Distribution Dates and
     (ii) all  Nonrecoverable Servicing  Advances not previously  reimbursed,
     (c) to the Indenture Trustee, an amount equal to the Indenture Trustee Fee and all unpaid Indenture Trustee Fees from prior Distribution Dates,
     (d) to the Servicer, in trust for the Owner Trustee, an amount equal to the Owner Trustee Fee and all unpaid Owner Trustee Fees from prior Due Periods, and (e) to the Custodian, an amount equal to the Custodian Fee, if any, and all unpaid Custodian Fees from prior Distribution Dates; and

          (ii) to deposit into the Certificate Distribution Account the applicable portions of the Available Distribution Amount distributable in respect of the Class B Certificates and the Residual Interest calculated pursuant to 5.01(d) and (e) below on such Distribution Date; Notwithstanding that the Notes have been paid in full, the Indenture
     Trustee and the Servicer shall continue to maintain the Collection Account and the Note Distribution Account hereunder until the Class Principal Balance of each Class of Securities has been reduced to zero.

     (d) On each Distribution Date, the Indenture Trustee (based on the information provided by the Servicer contained in the Servicer's Monthly Remittance Report for such Distribution Date) shall distribute the Regular Distribution Amount from the Note Distribution Account (in the case of all amounts distributable to Noteholders) and from the Certificate Distribution Account (in the case of all amounts distributable to Certificateholders), in the following order of priority:

          (i) to the holders of the Senior Notes, pro rata, the Senior Noteholders Interest Distribution Amount for such Distribution Date;

          (ii) sequentially, to the holders of the Class M-1 and Class M-2 Notes, in that order, their respective portions of the Mezzanine Noteholders' Interest Distribution Amount for such Distribution Date;

          (iii)     to  the  holders   of  the  Class  B   Certificates,  the
     Certificateholders' Interest  Distribution Amount for  such Distribution
     Date;

          (iv) first (A) to the Class A-5 Notes, an amount equal to the Class A-5 Priority Principal Distribution Amount until the Class Principal Balance thereof is reduced to zero; and second (B) sequentially, to the holders of the Class A-1, Class A-2, Class A-3 and Class A-4 Notes, in that order, until the respective Class Principal Balances thereof are reduced to zero, the amount necessary to reduce the aggregate Class Principal Balance of the Senior Notes to the Senior Optimal Principal Balance for such Distribution Date, provided, however, that on each Distribution Date occurring on or after any reduction of the Class Principal Balances of the Class M-1, Class M-2 Notes and Class B Certificates to zero through the application of Allocable Loss Amounts, amounts shall be distributed among the remaining Senior Notes pro rata in accordance with their outstanding Class Principal Balances and not sequentially;

          (v) sequentially, to the holders of the Class M-1 and the Class M-2 Notes in that order, the amount necessary to reduce the Class
     Principal Balances thereof to the Class M-1 Optimal Principal Balance and the Class M-2 Optimal Principal Balance, respectively, for such Distribution Date;

          (vi) to the holders of the Class B Certificates, the amount necessary to reduce the Class Principal Balance thereof to the Class B Optimal Principal Balance for such Distribution Date;

          (vii) sequentially, to the Class M-1 Notes, Class M-2 Notes and the Class B Certificates, in that order, until their respective Loss Reimbursement Deficiencies have been paid in full (in the case of the Class M-1 and Class M-2 Notes: first to the reimbursement of Allocable Loss Amounts, until completely reimbursed, and then to any accrued interest thereon); and

          (viii)    any remaining  amount  to  the  holders of  the  Residual
     Interest.

     (e) On each Distribution Date, the Indenture Trustee (based on the information provided by the Servicer contained in the Servicer's Monthly Remittance Report for such Distribution Date) shall distribute the Excess Spread, if any, in the following order of priority:

               (i)  in   an  amount   equal   to  the   Overcollateralization
          Deficiency Amount, if any, as follows:

          (A) first (x) to the Class A-5 Notes, an amount equal to the Class A-5 Priority Excess Spread Distribution Amount until the Class Principal Balance thereof is reduced to zero; and second (y) sequentially, to the holders of the Class A-1, Class A-2, Class A-3 and Class A-4 Notes, in that order, until the respective Class Principal Balances thereof are reduced to zero, and until the aggregate of their Class Balances have been reduced to the Senior Optimal Principal Balance for such Distribution Date;

          (B) sequentially, to the holders of the Class M-1 and Class M-2 Notes, in that order, until the respective Class Principal Balances thereof have been reduced to the Class M-1 Optimal Principal Balance and Class M-2 Optimal Principal Balance, respectively, for such Distribution Date; and

          (C) to the holders of the Class B Certificates, until the Class Principal Balance thereof has been reduced to the Class B Optimal Principal Balance for such Distribution Date; and

               (ii) sequentially, to the Class M-1 Notes, the Class M-2 Notes and the Class B Certificates, in that order, until their respective Loss Reimbursement Deficiencies, if any, have been paid in full (in the case of the Class M-1 and Class M-2 Notes: first to the reimbursement of Allocable Loss Amounts, until completely reimbursed, and then to any accrued interest thereon); and

               (iii)     any  remaining amount to the holders of the Residual
          Interest.

     Section 5.02   Certificate Distribution Account and Note Distribution
                    ------------------------------------------------------
Account.
-------

     (a)  Establishment of Certificate Distribution Account.  No later than
          -------------------------------------------------
the Closing Date, the Servicer, for the benefit of the Certificateholders, shall cause to be established and maintained with the Indenture Trustee for the benefit of the Owner Trustee on behalf of the Certificateholders one or more separate Eligible Accounts and which Trust Account shall be entitled "Certificate Distribution Account, First Bank National Association, as Indenture Trustee and Co-Owner Trustee, in trust for the Empire Funding Home Loan Owner Trust Series 1997-1". Funds in the Certificate Distribution Account shall be invested in accordance with Section 5.03.
                                             ------------

     (b)  (Reserved)

     (c)  Distributions.  On each Distribution Date the Indenture Trustee
          -------------
shall withdraw from the Note Distribution Account all amounts required to be deposited in the Certificate Distribution Account with respect to such Distribution Date pursuant to Section 5.01(c)(ii) and will remit such amount

                              -------------------
to the Owner Trustee or the Co-Owner Trustee for deposit into the Certificate Distribution Account. The Indenture Trustee shall distribute all remaining amounts on deposit in the Note Distribution Account to the holders of the Notes to the extent of amounts due and unpaid on the Notes for principal thereof and interest thereon. The Owner Trustee or the Co-Owner Trustee shall distribute all amounts on deposit in the Certificate Distribution Account to the holders of the Class B Certificates to the extent of amounts due and unpaid on the Class B Certificates for principal thereof and interest thereon and to the holders of the Residual Interest.

     (d) All distributions made on each Class of Notes on each Distribution Date will be made on a pro rata basis among the Noteholders of record of such Class of Notes on the next preceding Record Date based on the Percentage Interest represented by their respective Notes, without preference or priority of any kind, and except as otherwise provided in the next succeeding sentence, shall be made by wire transfer of immediately available funds to the account of such Noteholder, if such Noteholder shall own of record Notes which have original Denominations aggregating at least $250,000 and shall have so notified the Indenture Trustee, and otherwise by check mailed to the address of such Noteholder appearing in the Notes Register.
The final distribution on each Note will be made in like manner, but only upon presentment and surrender of such Note at the location specified in the notice to Noteholders of such final distribution.

     (e) All distributions made on the Class B Certificates on each Distribution Date will be made on a pro rata basis among the Certificateholders of record on the preceding Record Date based on the Percentage Interest represented by their respective Class B Certificates, without preference or priority of any kind, and except as otherwise provided in the next succeeding sentence, shall be made by wire transfer of immediately available funds to the account of such Certificateholder, if such Certificateholder shall own of record Class B Certificates which have original Denominations aggregating at least $250,000 and shall have so notified the Owner Trustee or Co-Owner Trustee, and otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the location specified in the notice to Certificateholders of such final distribution.

     (f) All distributions made on the Residual Interest on each Distribution Date will be made on a pro rata basis among the holders of the Residual Interest of record on the next preceding Record Date based on their percentage holdings in the Residual Interest, without preference or priority of any kind, and except as otherwise provided in the next succeeding sentence, shall be made by wire transfer of immediately available funds to the account of each such holder, if such holder shall own of record a Residual Interest having an original denomination aggregating at least a 50% percentage holding thereof and shall have so notified the Owner Trustee or
Co-Owner Trustee, and otherwise by check mailed to the address of such Residual Interest holder appearing in the Certificate Register. The final distribution on each Residual Interest will be made in like manner, but only upon presentment and surrender of such Residual Interest at the location specified in the notice to holders of the Residual Interest of such final distribution. Any amount distributed to the holders of the Residual Interest on any Distribution Date shall not be subject to any claim or interest of holders of the other Classes of Securities.

     Section 5.03   Trust Accounts; Trust Account Property.
                    --------------------------------------

     (a)  Control of Trust Accounts.  Each of the Trust Accounts established
          -------------------------
hereunder has been pledged by the Issuer to the Indenture Trustee under the Indenture and shall be subject to the lien of the Indenture. In addition to the provisions hereunder, each of the Trust Accounts shall also be established and maintained pursuant to the Indenture. Amounts distributed from each Trust Account in accordance with the Indenture and this Agreement shall be released from the lien of the Indenture upon such distribution thereunder or hereunder. The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Trust Accounts (other than the Certificate Distribution Account) and in all proceeds thereof (including all income thereon) and all such funds, investments, proceeds and income shall be part of the Trust Account Property and the Trust Estate. If, at any time, any Trust Account ceases to be an Eligible Account, the Indenture Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) (i) establish a new Trust Account as an Eligible Account, (ii) terminate the ineligible Trust Account, and (iii) transfer any cash and investments from such ineligible Trust Account to such new Trust Account.

     With respect to the Trust Accounts (other than the Certificate Distribution Account), the Indenture Trustee agrees, by its acceptance hereof, that each such Trust Account shall be subject to the sole and exclusive custody and control of the Indenture Trustee for the benefit of the Securityholders and the Issuer, as the case may be, and the Indenture Trustee shall have sole signature and withdrawal authority with respect thereto.

     In addition to this Agreement and the Indenture, the Certificate Distribution Account established hereunder also shall be subject to and established and maintained in accordance with the Trust Agreement. Subject to rights of the Indenture Trustee hereunder and under the Indenture, the Owner Trustee or Co-Owner Trustee shall possess all right, title and interest for the benefit of the Certificateholders in all funds on deposit from time to time in the Certificate Distribution Account and in all proceeds thereof (including all income thereon) and all such funds, investments, proceeds and income shall be part of the Trust Account Property and the Trust Estate. Subject to the rights of the Indenture Trustee, the Owner Trustee and Co-Owner Trustee agree, by its acceptance hereof, that such Certificate Distribution Account shall be subject to the sole and exclusive custody and control of the Owner Trustee and Co-Owner for the benefit of the Issuer and the parties entitled to distributions therefrom, including without limitation, the Certificateholders, and the Owner Trustee and the Co-Owner Trustee shall have sole signature and withdrawal authority with respect to the Certificate Distribution Account. Notwithstanding the preceding, the distribution of amounts from the Certificate Distribution Account in accordance with Section 5.02(c)(ii) also shall be made for the benefit of the
                -------------------
Indenture Trustee (including without limitation with respect to its duties under the Indenture and this Agreement relating to the Trust Estate), and the Indenture Trustee (in its capacity as Indenture Trustee) shall have the right, but not the obligation to take custody and control of the Certificate Distribution Account and to cause the distribution of amounts therefrom in the event that the Owner Trustee fails to distribute such amounts in accordance with Section 5.02(d) and (e).
                -----------------------

     The Servicer shall have the power, revocable by the Indenture Trustee or by the Owner Trustee or Co-Owner Trustee with the consent of the Indenture Trustee, to instruct the Indenture Trustee or Owner Trustee to make withdrawals and payments from the Trust Accounts for the purpose of permitting the Servicer to carry out its respective duties hereunder or permitting the Indenture Trustee or Owner Trustee to carry out its duties herein or under the Indenture or the Trust Agreement, as applicable.

     (b)(1)    Investment of Funds.  So long as no Event of Default shall
               -------------------
have occurred and be continuing, the funds held in any Trust Account may be invested (to the extent practicable and consistent with any requirements of the Code) in Permitted Investments, as directed by the Transferor in writing or by telephone or facsimile transmission confirmed in writing by the Servicer. In any case, funds in any Trust Account must be available for withdrawal without penalty, and any Permitted Investments must mature or otherwise be available for withdrawal, not later than the Business Day immediately preceding the Distribution Date next following the date of such investment and shall not be sold or disposed of prior to its maturity subject to Section 5.03(b)(2)
           ------------------
below. All interest and any other investment earnings on amounts or investments held in any Trust Account shall be deposited into such Trust Account immediately upon receipt by the Indenture Trustee and may be
withdrawn  from  the  Collection  Account  pursuant to  Section  5.01.    All
Permitted Investments in which funds in any Trust Account (other than the Certificate Distribution Account) are invested must be held by or registered in the name of "First Bank National Association, as Indenture Trustee, in trust for the Empire Funding Home Loan Asset Backed Securities, Series 1997-1". While the Co-Owner Trustee holds the Certificate Distribution Account, all Permitted Investments in which funds in the Certificate Distribution Account are invested shall be held by or registered in the name of "First Bank National Association, as Co-Owner Trustee, in trust for the Empire Funding Home Loan Asset Backed Securities, Series 1997-1".

     (2)  Insufficiency and Losses in Trust Accounts.  If any amounts are
          ------------------------------------------
needed for disbursement from any Trust Account held by or on behalf of the Indenture Trustee and sufficient uninvested funds are not available to make such disbursement, the Indenture Trustee, or Owner Trustee or Co-Owner Trustee in the case of the Certificate Distribution Account, shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in such Trust Account. The Indenture Trustee, or Owner Trustee or Co-Owner Trustee in the case of the Certificate Distribution Account, shall not be liable for any investment loss or other charge resulting therefrom, unless such loss or charge is caused by the failure of the Indenture Trustee or Owner Trustee or Co-Owner Trustee, respectively, to perform in accordance with this Section 5.03.
          ------------

          If any losses are realized in connection with any investment in any Trust Account pursuant to this Agreement and the Indenture, then the Transferor shall deposit the amount of such losses (to the extent not offset by income from other investments in such Trust Account) in such Trust Account immediately upon the realization of such loss. All interest and any other investment earnings on amounts held in any Trust Account shall be taxed to the Issuer and for federal and state income tax purposes the Issuer shall be deemed to be the owner of each Trust Account.

     (c) Subject to Section 6.01 of the Indenture, the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any Account held by the Indenture Trustee resulting from any investment loss on any Permitted Investment included therein (except to the extent that the Indenture Trustee is the obligor and has defaulted thereon).

     (d) With respect to the Trust Account Property, the Indenture Trustee acknowledges and agrees that:

          (1) any Trust Account Property that is held in deposit accounts shall be held solely in the Eligible Accounts, subject to the last sentence of Section 5.03(a); and each
                 ---------------
     such Eligible Account shall be subject to the exclusive custody and control of the Indenture Trustee, and the Indenture Trustee shall have sole signature authority with respect thereto;

          (2) any Trust Account Property that constitutes Physical Property shall be delivered to the Indenture Trustee in accordance with paragraph
     (a) of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Indenture Trustee or a financial intermediary (as such term is defined in Section 8-313(4) of the UCC) acting solely for the Indenture Trustee;

          (3) any Trust Account Property that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations shall be delivered in accordance with paragraph (b) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued book-entry registration of such Trust Account Property as described in such paragraph; and

          (4) any Trust Account Property that is an "uncertificated security" under Article VIII of the UCC and that is not governed by clause (3) above shall be delivered to the Indenture Trustee in accordance with paragraph (c) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued registration of the Indenture Trustee's (or its nominee's) ownership of such security.

     (e) The Servicer shall have the power, revocable by the Indenture Trustee or by the Issuer with the consent of the Indenture Trustee, to instruct the Indenture Trustee to make withdrawals and payments from the Trust Accounts for the purpose of permitting the Servicer or the Issuer to carry out their respective duties hereunder or permitting the Indenture Trustee to carry out its duties under the Indenture.

     Section 5.04   Allocation of Losses.
                    --------------------
     (a) In the event that Net Liquidation Proceeds, Insurance Proceeds or Released Mortgaged Property Proceeds on a Liquidated Home Loan are less than the related Principal Balance plus accrued interest thereon, or any Obligor makes a partial payment of any Monthly Payment due on a Home Loan, such Net Liquidation Proceeds, Insurance Proceeds, Released Mortgaged Property Proceeds or partial payment shall be applied to payment of the related Debt Instrument, first to interest accrued at the Home Loan Interest Rate and then to principal.

     (b) On any Distribution Date, any Allocable Loss Amounts shall be applied to the reduction of the Class Principal Balances of the Class B Certificates, the Class M-1 and Class M-2 Notes in accordance with the Allocable Loss Amount Priority.

                                 ARTICLE VI.

             STATEMENTS AND REPORTS; SPECIFICATION OF TAX MATTERS
            ----------------------------------------------------

     Section 6.01   Statements.
                    ----------

     (a) No later than each Determination Date, the Servicer shall deliver to the Indenture Trustee by facsimile, the receipt and legibility of which shall be confirmed by telephone, and with hard copy thereof to be delivered no later than one (1) Business Day after such Determination Date, the Servicer's Monthly Remittance Report, setting forth the date of such Report (day, month and year), the name of the Issuer (i.e. "Empire Funding Home Loan Owner Trust 1997-1"), the Series designation of the Securities (i.e. "Series 1997-1"), and the date of this Agreement, all in substantially the form set out in Exhibit B. Furthermore, no later than each Determination Date, the Servicer shall deliver to the Indenture Trustee a magnetic tape or computer disk providing such information regarding the Servicer's activities in servicing the Home Loans during the related Due Period as the Indenture Trustee may reasonably require.

     (b) On each Distribution Date, Indenture Trustee shall distribute, based on information provided by the Servicer, a monthly statement (the "Distribution Statement"), to the Depositor, the Securityholders and the
 ----------------------
Rating Agencies, stating the date of original issuance of the Securities (day, month and year), the name of the Issuer (i.e. "Empire Funding Home Loan Owner Trust 1997-1"), the series designation of the Notes and Class B Certificates (i.e. "Series 1997-1"), the date of this Agreement and the
                    -------------
following information:

          (i) the Available Collection Amount and Available Distribution Amount for the related Distribution Date;

          (ii) the Class Principal Balance of each Class of Notes and the Class B Certificates before and after giving effect to distributions made to the holders of such Securities on such Distribution Date, and the Pool Principal Balance as of the first and last day of the related Due Period;

          (iii) the Class Factor with respect to each Class of the Securities then outstanding;

          (iv) the  amount  of  principal,  if   any,  and  interest  to   be
     distributed to  each Class  of  Securities on  the related  Distribution
     Date;

          (v)  with   respect  to  each  Class  of  Securities,  the  Optimal
     Principal Balance thereof;

          (vi) the Overcollateralization Deficiency Amount, and any amount to be distributed to the Securityholders or the holders of the Residual Interest on such Distribution Date;

          (vii) the Servicing Compensation, the Indenture Trustee Fee, the Owner Trustee Fee and, the Custodian Fee, if any, for such Distribution Date;

          (viii) the Overcollateralization Amount on such Distribution Date, the Overcollateralization Target Amount as of such Distribution Date, the Net Loan Losses incurred during the related Due Period, the cumulative Net Loan Losses as of such Distribution Date, the Allocable Loss Amount for such Distribution Date and the application of the Allocable Loss Amount Priority for such Distribution Date;

          (ix) the weighted average maturity of the Home Loans and the weighted average Home Loan Interest Rate of the Home Loans;

          (x) certain performance information, including, without limitation, delinquency and foreclosure information with respect to the Home Loans and 60-Day Delinquency Amounts (as defined in "Six-Month Rolling Delinquency Average"), as set forth in the Servicer's Monthly Remittance Report;

          (xi) the amount deposited into the Collection Account for the preceding Due Period representing payments by the related Obligors on Invoiced Loans in respect of premium on FHA Insurance;


          (xii) the amount remaining in the FHA Insurance Coverage Reserve Account with respect to all FHA Loans and the Related Series Loans, if any, and the number and amount of claims for FHA Insurance filed and/or paid pursuant to Section 4.12;
                      ------------

          (xiii) the number of and aggregate Principal Balance of all Home Loans in foreclosure proceedings and the percent of the aggregate
     Principal Balances of such Home Loans to the aggregate Principal Balances of all Home Loans, all as of the close of business on the last day of the related Due Period;

          (xiv) the number of and the aggregate Principal Balance of the Home Loans in bankruptcy proceedings and the percent of the aggregate Principal Balances of such Home Loans to the aggregate Principal Balances of all Home Loans, all as of the close of business on the last day of the related Due Period;

          (xv) the number of Foreclosure Properties, the aggregate Principal Balance of the related Home Loans, the book value of such Foreclosure Properties and the percent of the aggregate Principal Balances of such Home Loans to the aggregate Principal Balances of all Home Loans, all as of the close of business on the last day of the related Due Period;

          (xvi) during the related Due Period, the number and aggregate Principal Balance of Home Loans for each of the following: (A) that became Defaulted Home Loans, (B) that became Liquidated Home Loans, (C) that became Deleted Home Loans pursuant to Section 3.06 as a result of such Deleted Home loans being Defective Home Loans, and

     (D) that became Deleted Home loans pursuant to Section 3.06 as a result of such Deleted Home Loans being Defaulted Home Loans or a Home Loan in default or imminent default, including the foregoing amounts by loan type (i.e., Combination Loans, or Debt Consolidation Loans);

          (xvii) from the Closing Date through the most current Due Period, the number and cumulative aggregate Principal Balance of Home Loans for each of the following: (A) that became Defaulted Home Loans, (B) that became Liquidated Home Loans, (C) that became Deleted Home Loans pursuant to Section 3.06 as a result of such Deleted Home loans being Defective Home Loans, and (D) that became Deleted Home Loans pursuant to
     Section 3.06 as a result of such Deleted Home Loans being Defaulted Home Loans or a Home Loan in default or imminent default, including the foregoing amounts by loan type (i.e. Combination Loans or Debt Consolidation Loans);

          (xviii) the Principal Balance of each FHA Loan with respect to which the Servicer has determined under the circumstances described in the penultimate sentence of Section 4.12(a) that in good faith in accordance with customary mortgage loan servicing practices that all amounts which it expects to receive with respect to such FHA Loans have been received;

          (xix)    the   scheduled  principal  payments  and   the  principal
     prepayments received with respect to the Home Loans during the Due Period; and

          (xx) the number and aggregate Principal Balance of Home Loans that were thirty, sixty or ninety days delinquent as of the close of business on the last day of the related Due Period.

     In the case of information furnished to Securityholders (other than the holder or holders of the Residual Interest) pursuant to subclause (b)(iv) above, the amounts shall be expressed as a dollar amount per Note or Certificate, as applicable, with a $1,000 Denomination.

     All reports prepared by the Indenture Trustee of the withdrawals from and deposits in the Collection Account will be based in whole or in part upon the information provided to the Indenture Trustee by the Servicer, and the Indenture Trustee may fully rely upon and shall have no liability with respect to such information provided by the Servicer.

     (c) Within a reasonable period of time after the end of each calendar year, the Indenture Trustee shall prepare and distribute to each Person who at any time during the calendar year was a Securityholder, such information as is reasonably necessary to provide to such Person a statement containing the information set forth in subclause (b)(iv) above, aggregated for such calendar year or applicable portion thereof during which such Person was a Securityholder.

     (d) On or before each Distribution Date, the Servicer will determine, based on the date of origination of the FHA Loans as set forth in the Home Loan Schedule, the amount of FHA insurance premium, if any, due on or prior to the next succeeding Distribution Date with respect to each FHA Loan. On or before such Distribution Date, the Servicer will compare such amounts with respect to each FHA Loan against amounts invoiced by FHA with respect to the Contract of Insurance as due on or prior to such next succeeding Distribution Date and report all discrepancies to the Indenture Trustee.

     (e) On each Distribution Date, the Indenture Trustee shall forward to the holder of the Residual Interest a copy of the Distribution Statement in respect of such Distribution Date and a statement setting forth the amounts actually distributed to such holders of the Residual Interest on such Distribution Date, together with such other information as the Indenture Trustee deems necessary or appropriate.

     (f) Within a reasonable period of time after the end of each calendar year, the Indenture Trustee shall prepare and distribute to each Person who at any time during the calendar year was a holder of Residual Interest, if requested in writing by such Person, such information as is reasonably necessary to provide to such Person a statement containing the information provided pursuant to the previous paragraph aggregated for such calendar year or applicable portion thereof during which such Person was a holder of Residual Interest.

     (g) The Indenture Trustee shall forward to each Securityholder and the holder of a Residual Interest, during the term of this Agreement, such periodic, special, or other reports, including information tax returns or reports required with respect to the Securities and the Residual Interest, including Internal Revenue Service Forms 1099 and (if instructed in writing by the Depositor on the basis of the advice of legal counsel) Form 1066, Schedule Q and other similar reports that are required to be filed by the Indenture Trustee or its agent and the holder of a Residual Interest, whether or not provided for herein, as shall be necessary, reasonable, or appropriate with respect to the Securityholders or the holder of Residual Interest, or otherwise with respect to the purposes of this Agreement, all such reports or information to be provided by and in accordance with such applicable instructions and directions as the Securityholders or the holder of Residual Interest may reasonably require.

     (h) Reports and computer tapes furnished by the Servicer and the Indenture Trustee pursuant to this Agreement shall be deemed confidential and of a proprietary nature, and shall not be copied or distributed except in connection with the purposes and requirements of this Agreement. No Person entitled to receive copies of such reports or tapes shall use the information therein for the purpose of soliciting the customers of the Depositor or the Servicer or for any other purpose except as set forth in this Agreement.

     Section 6.02   Specification of Certain Tax Matters.
                    ------------------------------------

     The Indenture Trustee shall comply with all requirements of the Code, and applicable state and local law, with respect to the withholding from any distributions made to any Securityholder of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

                                 ARTICLE VII.

                         GENERAL SERVICING PROCEDURE
                        ---------------------------

     Section 7.01   Due-On-Sale; Due-on-Encumbrance.
                    -------------------------------

     (a) If any Home Loan contains a provision, in the nature of a "due-on-sale" clause, which by its terms:

            (i) provides that such Home Loan shall (or may at the Obligee's option) become due and payable upon the sale or other transfer of an interest in the related Property; or

           (ii) provides that such Home Loan may not be assumed without the consent of the related Obligee in connection with any such sale or other transfer,

then, for so long as such Home Loan is included in the Trust, the Servicer, on behalf of the Indenture Trustee, shall exercise any right the Trust or the Indenture Trustee may have as the Obligee of record with respect to such Home Loan (x) to accelerate the payments thereon, or (y) to withhold its consent to any such sale or other transfer, in a manner consistent with Accepted Servicing Procedures.

     (b) If any Home Loan contains a provision, in the nature of a "due-on-encumbrance" clause, which by its terms:

            (i) provides that such Home Loan shall (or may at the Obligee's option) become due and payable upon the creation of any lien or other encumbrance on the related Property; or

           (ii) requires the consent of the related Obligee to the creation of any such lien or other encumbrance on the related Property,

then, for so long as such Home Loan is included in the Trust, the Servicer, on behalf of the Trust or the Indenture Trustee, shall exercise any right the Indenture Trustee may have as the Obligee of record with respect to such Home Loan (x) to accelerate the payments thereon, or (y) to withhold its consent to the creation of any such lien or other encumbrance, in a manner consistent with Accepted Servicing Standards.

     (c)  Nothing in this Section 7.01 shall constitute a waiver of the
                          ------------
Indenture Trustee's right to receive notice of any assumption of a Home Loan, any sale or other transfer of the related Mortgaged Property or the creation of any lien or other encumbrance with respect to such Mortgaged Property.

     Section 7.02   Release of Home Loan Files.
                    --------------------------
     (a)  If with respect to any Home Loan:


            (i) the outstanding Principal Balance of such Home Loan plus all interest accrued thereon shall have been paid;

           (ii) the Servicer shall have received, in escrow, payment in full of such Home Loan in a manner customary for such purposes;

          (iii) such Home Loan has become a Defective Loan and has been repurchased or a Qualified Substitute Home Loan has been conveyed to the Trust pursuant to Section 3.06;
                       ------------

           (iv) such Home Loan or the related Foreclosure Property has been sold in connection with the termination of the Trust pursuant to
     Section 11.01;
     -------------

            (v) the FHA has paid a claim with respect to such Home Loan that is an FHA Loan under the Contract of Insurance; or

           (vi) the related Foreclosure Property has been sold pursuant to Section 4.13.
        ------------

In each such case, the Servicer shall deliver a certificate to the effect that the Servicer has complied with all of its obligations under this Agreement with respect to such Home Loan and requesting that the Indenture Trustee release to the Servicer the related Home Loan File, then the Indenture Trustee shall, within five Business Days or such shorter period as may be required by applicable law, release, or cause the Custodian to release (unless such Home Loan File has previously been released), the related Home Loan File to the Servicer and execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest ownership of such Home Loan in the Servicer or such other Person as may be specified in such certificate, the forms of any such instrument to be appended to such certificate.

     (b) From time to time and as appropriate for the servicing or foreclosure of any Home Loan or to effectuate the payment of a claim under the Contract of Insurance, the Indenture Trustee shall, upon request of the Servicer, release the related Home Loan File (or any requested portion thereof) to the Servicer. Such receipt shall obligate the Servicer, to return the Home Loan File (or such portion thereof) to the Indenture Trustee when the need therefor by the Servicer, no longer exists unless any of the conditions specified in subsection (a) above, is satisfied prior thereto. The Indenture Trustee shall release such receipt to the Servicer (i) upon the Servicer's return of the Servicer's Home Loan File (or such portion thereof) to the Indenture Trustee or (ii) if any of the conditions specified in subsection (a) has been satisfied, and the Servicer has not yet returned the Servicer's Home Loan File (or such portion thereof) to the Indenture Trustee, upon receipt of a certificate certifying that any of such condition has been satisfied.

     Section 7.03   Servicing Compensation.
                    ----------------------

     As compensation for its services hereunder, the Servicer shall be entitled to receive from the Collection Account, the Servicing Fee out of which the Servicer shall pay any servicing fees owed or payable to any Subservicer. Additional servicing compensation in the form of assumption fees, modification fees, and other administrative fees, insufficient funds charges, amounts remitted pursuant to Section 7.01 and late payment charges
                                      ------------
shall be part of the Servicing Compensation payable to the Servicer hereunder and shall be paid either by the Servicer retaining such additional servicing compensation prior to deposit in the Collection Account pursuant to
Section 5.01(b)(1) or if deposited into the Collection Account as part of the
------------------
Servicing Compensation withdrawn from the Note Distribution Account pursuant to Section 5.01(c)(1) hereof.
   ------------------

     The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for herein. The Transferor also agrees to pay (i) all reasonable costs and expenses incurred by any successor servicer or the Indenture Trustee in replacing the Servicer in the event of a default by the Servicer in the performance of its duties under the terms and conditions of this Agreement, and (ii) the annual Rating Agency monitoring fees.

     Section 7.04   Statement as to Compliance and Financial Statements.
                    ---------------------------------------------------

     The Servicer will deliver to the Indenture Trustee, the Depositor and the Transferor not later than 90 days following the end of each fiscal year (beginning in 1998) of the Servicer, an Officers' Certificate stating, as to each signatory thereof, that (i) a review of the activities of the Servicer during the preceding year and of performance under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof and what action the Servicer proposes to take with respect thereto.

     Contemporaneously with the submission of the Officers' Certificate required by the preceding paragraph, the Servicer shall deliver to the Indenture Trustee a copy of its annual audited financial statements prepared in the ordinary course of business. The Servicer shall, upon the request of the Depositor, deliver to such party any unaudited quarterly financial statements of the Servicer.

     The Servicer agrees to make available on a reasonable basis to the Depositor a knowledgeable officer of the Servicer for the purpose of answering reasonable questions respecting recent developments affecting the Servicer or the financial statements of the Servicer and to permit the Depositor on reasonable notice to inspect the Servicer's servicing facilities during normal business hours for the purpose of satisfying the Depositor that the Servicer has the ability to service the Home Loans in accordance with this Agreement.

     The Servicer shall also furnish and certify to the requesting party such other information as to (i) its organization, activities and personnel relating to the performance of the obligations of the Servicer hereunder,
(ii) its financial condition, (iii) the Home Loans and (iv) the performance of the obligations of any Subservicer under the related Subservicing Agreement, in each case as the Indenture Trustee or the Depositor may reasonably request from time to time.

     Section 7.05   Independent Public Accountants' Servicing Report.
                    ------------------------------------------------

     Not later than 90 days following the end of each fiscal year (beginning with fiscal year 1997) of the Servicer, the Servicer at its expense shall cause any of Arthur Andersen & Co., Coopers & Lybrand, Deloitte & Touche, Ernst & Young, KPMG Peat Marwick and Price Waterhouse & Co. or such other nationally recognized firm of Independent Certified Public Accountants (which may also render other services to the Servicer) to furnish a statement to the Indenture Trustee and the Depositor to the effect that such firm has examined certain documents and records relating to the servicing of the Home Loans under this Agreement or of mortgage loans under pooling and servicing agreements (including the Home Loans and this Agreement) substantially similar to one another (such statement to have attached thereto a schedule setting forth the pooling and servicing agreements covered thereby) and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC, such firm confirms that such servicing has been conducted in compliance with such pooling and servicing agreements except for such significant exceptions or errors in records that, in the opinion of such firm, the Uniform Single Attestation Program for Mortgage Bankers or the Attestation Program for Mortgages serviced for FHLMC requires it to report, each of which errors and omissions shall be specified in such statement. In rendering such statement, such firm may rely, as to matters relating to direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC (rendered within one year of such statement) of independent public accountants with respect to the related Subservicer.

     Section 7.06   Right to Examine Servicer Records.
                    ---------------------------------

     Each Securityholder, the Indenture Trustee, the Issuer and each of their respective agents shall have the right upon reasonable prior notice, during normal business hours and as often as reasonably required, to examine, audit and copy, at the expense of the Person making such examination, any and all of the books, records or other information of the Servicer (including without limitation any Subservicer to the extent provided in the related Subservicing Agreement) whether held by the Servicer or by another on behalf of the Servicer, which may be relevant to the performance or observance by the Servicer of the terms, covenants or conditions of this Agreement. In the case of the supervisory agents and examiners of the Issuer, Indenture Trustee and the Securityholders, access to the documentation regarding the Home Loans required by applicable state and federal regulations shall be afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer designated by it. Each Securityholder, the Indenture Trustee and the Issuer agree that any information obtained pursuant to the terms of this Agreement shall be held confidential.

     The Servicer also agrees to make available on a reasonable basis to the Securityholders or any prospective Securityholder a knowledgeable financial or accounting  officer  for the  purpose  of answering  reasonable  questions respecting recent developments affecting the Servicer or the financial statements of the Servicer and to permit the Securityholders and any prospective Securityholder to inspect the Servicer's servicing facilities during normal business hours for the purpose of satisfying the Securityholders and such prospective Securityholder that the Servicer has the ability to service the Home Loans in accordance with this Agreement.

     Section 7.07   Reports to the Indenture Trustee; Collection Account
                    ----------------------------------------------------
Statements.
----------

     If the Collection Account is not maintained with the Indenture Trustee, then not later than 25 days after each Record Date, the Servicer shall forward to the Indenture Trustee a statement, certified by a Servicing Officer, setting forth the status of the Collection Account as of the close of business on the preceding Record Date and showing, for the period covered by such statement, the aggregate of deposits into the Collection Account for each category of deposit specified in Section 5.01(b)(1), the aggregate of
                                      ------------------
withdrawals from the Collection Account for each category of withdrawal specified in Section 5.01(b)(2) and (3), in each case, for the related Due
             --------------------------
Period.

     Section 7.08   Financial Statements.
                    --------------------

     The Servicer understands that, in connection with the transfer of the Securities, Securityholders may request that the Servicer make available to the Securityholders and to prospective Securityholders annual audited financial statements of the Servicer for one or more of the most recently completed five fiscal years for which such statements are available, which request shall not be unreasonably denied.


                                ARTICLE VIII.

                 CONCERNING THE CONTRACT OF INSURANCE HOLDER
                -------------------------------------------

     Section 8.01   Compliance with Title I and Filing of FHA Claims.
                    ------------------------------------------------

     (a) The Contract of Insurance Holder shall at all times while any Securities are outstanding have a valid Contract of Insurance with the FHA covering the FHA Loans. To the extent applicable to the duties of the Contract of Insurance Holder hereunder, the Contract of Insurance Holder shall comply with the requirements of Title I and shall take or refrain from taking such actions as are necessary or appropriate to maintain a valid Contract of Insurance for the Trust with the FHA covering the FHA Loans.

     (b) If and for so long as the Contract of Insurance covers any loans other than the FHA Loans, and if HUD shall not have earmarked the coverage of the Contract of Insurance with respect to the FHA Loans, the Contract of Insurance Holder covenants and agrees not to submit any claim to FHA with respect to an FHA Loan if the effect of approval of such claim would result in the amount of claims paid by the FHA in respect of the FHA Loans to exceed the Trust Designated Insurance Amount. Notwithstanding the foregoing, the Claims Administrator shall promptly notify the Owner Trustee, the Indenture Trustee and the Servicer if the amount of claims submitted to FHA in respect of the FHA Loans under the Contract of Insurance exceeds the Trust Designated Insurance Amount. As of the Closing Date and at all times thereafter until the termination of this Agreement, the Contract of Insurance Holder covenants and agrees that the Contract of Insurance will only apply to the FHA Loans and Related Series Loans, exclusively. Empire Funding, as Claims
Administrator and Servicer, covenants and agrees that it shall not take any action that would result in the Contract of Insurance applying to loans other than the FHA Loans and Related Series Loans, exclusively, unless HUD shall have agreed pursuant to 24 C.F.R. Section201.32(d)(1) to "earmark" the FHA insurance relating to the FHA Loans and Related Series Loans in a manner satisfactory to the Indenture Trustee, in its sole and absolute discretion.

     (c) The Owner Trustee and Co-Owner Trustee hereby appoint Empire Funding as Claims Administrator and the Indenture Trustee hereby consents to such appointment. Empire Funding, as Claims Administrator, shall perform on behalf of the Contract of Insurance Holder the duties associated with the submission of claims under Title I in connection with the Contract of Insurance, except to the extent that certain documents must be signed by the Contract of Insurance Holder (in which case the Contract of Insurance Holder shall only sign such documents at the direction of the Claims Administrator) and shall not, in its capacity as Claims Administrator, take any action or omit to take any action that would cause the Contract of Insurance Holder to violate this Section 8.01 or otherwise fail to maintain a valid Contract of Insurance or cause any denial by FHA of an insurance claim under Title I.

     (d) The Contract of Insurance Holder shall not be deemed to have violated this Section 8.01 and shall otherwise incur no liability hereunder
              ------------
if any failure to maintain a valid Contract of Insurance or to  comply with the requirements of Title I or any denial by FHA of an insurance claim under Title I shall have been caused by any act or omission of the Servicer or
Claims Administrator in the performance of its duties hereunder.   The Contract
of Insurance Holder shall be permitted to replace the Claims Administrator for any failure of the Claims Administrator to perform its duties hereunder.

     (e) The Contract of Insurance Holder hereby represents and warrants to the Depositor, the Servicer, the Transferor the Owner Trustee and the Indenture Trustee that it is an investing lender in good standing with HUD having authority to purchase, hold, and sell loans insured under 24 CFR Part 201, pursuant to a valid Contract of Insurance, Lender Number 72117 0000 5.

     (f) The Transferor shall forward to the Contract of Insurance Holder a fully executed Transfer of Note Report for each FHA Loan within 20 days of the receipt by the Transferor of such FHA Loan's case number under the Contract of Insurance. The Contract of Insurance Holder shall execute each Transfer of Note Report, as investing lender, and submit such Transfer of Note Report to HUD within 31 days of the transfer of the FHA Loans to the Trust.

     Section 8.02   Contract of Insurance Holder.
                    ----------------------------

     (a) The Contract of Insurance Holder shall not resign from the obligations and duties imposed on it by this Agreement as Contract of Insurance Holder except (i) upon a determination that by reason of a change in legal requirements or requirements imposed by the FHA the performance of its duties under this Agreement would cause it to be in violation of such legal requirements or FHA imposed requirements in a manner which would result in a material adverse effect on the Contract of Insurance Holder or cause it to become ineligible to hold the Contract of Insurance and (ii) the Majority Securityholders do not elect to waive the obligations of the Contract of Insurance Holder to perform the duties which render it legally unable to act or to delegate those duties to another Person or if the circumstances giving rise to such illegality cannot be waived or delegated. Any such determination permitting the resignation of the Contract of Insurance Holder shall be evidenced by an Opinion of Counsel to such effect delivered and acceptable to the Indenture Trustee. Upon receiving such notice of resignation, the Contract of Insurance shall be transferred to a qualified successor by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Contract of Insurance Holder and one copy to the successor Contract of Insurance Holder. Notwithstanding the foregoing, the Contract of Insurance Holder may resign, with the prior written consent of the Majority Securityholders, which may be withheld in their sole and absolute discretion, upon transfer of the FHA insurance and related reserves with respect to the FHA Loans and any Related Series Loans to a contract of insurance held by a successor Contract of Insurance Holder provided, however, that any Contract of Insurance held by such successor Contract of Insurance Holder shall satisfy the criteria set forth in Section
                                                                     -------
8.01(b), and, at the time of succession, shall have an FHA insurance coverage
-------
reserve account balance not less than that of the FHA Insurance Coverage Reserve Account at the time of succession.

     (b) If at any time (i) the Contract of Insurance shall be revoked, suspended or otherwise terminated, or (ii) the Contract of Insurance Holder shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Contract of Insurance Holder or of its property shall be appointed, or any public officer shall take charge or control of the Contract of Insurance Holder or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case the Majority Securityholders may remove the Contract of Insurance Holder and appoint a successor contract of insurance holder by written instrument, in duplicate, one copy of which instrument shall be delivered to the Contract of Insurance Holder so removed and one copy to the successor contract of insurance holder. Upon removal of the Contract of Insurance Holder, the outgoing Contract of Insurance Holder shall take any action required to transfer the benefits of the FHA Insurance Coverage Reserve Account to the successor contract of insurance holder.

     (c) Any resignation or removal of the Contract of Insurance Holder and appointment of a successor contract of insurance holder pursuant to any of the provisions of this Section 8.02 shall become effective upon acceptance
                       ------------
of appointment by the successor contract of insurance holder.


                                 ARTICLE IX.

                                 THE SERVICER
                                ------------

     Section 9.01   Indemnification; Third Party Claims.
                    -----------------------------------

     (a) The Servicer shall indemnify the Transferor, the Owner Trustee, the Co-Owner Trustee, the Trust, the Depositor and the Indenture Trustee (each an "Indemnified Party") and hold harmless each of them against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of any of the Servicer's representations and warranties and covenants contained in this Agreement or in any way relating to the failure of the Servicer to perform its duties and service the Home Loans in compliance with the terms of this Agreement; provided, however, that if the
                                             --------  -------
Servicer is not liable pursuant to the provisions of Section 9.01(d) hereof for its failure to perform its duties and service the Home Loans in compliance with the terms of this Agreement, then the provisions of this
Section 9.01 shall have no force and effect with respect to such failure.

     (b) The Transferor, the Depositor or the Indenture Trustee, as the case may be, shall promptly notify the Servicer if a claim is made by a third party with respect to a breach of any of the Servicer's representations and warranties and covenants contained in this Agreement or in any way relating to the failure of the Servicer to perform its duties and service the Home Loans in compliance with the terms of this Agreement. The Servicer shall promptly notify the Indenture Trustee and the Depositor of any claim of which it has been notified pursuant to this Section 9.01 by a Person other than the Depositor, and, in any event, shall promptly notify the Depositor of its intended course of action with respect to any claim.

     (c) The Servicer shall be entitled to participate in and, upon notice to the Indemnified Party, assume the defense of any such action or claim in reasonable cooperation with, and with the reasonable cooperation of, the Indemnified Party. The Indemnified Party will have the right to employ its own counsel in any such action in addition to the counsel of the Servicer, but the fees and expenses of such counsel will be at the expense of such Indemnified Party, unless (a) the employment of counsel by the Indemnified Party at its expense has been authorized in writing by the Servicer, (b) the Servicer has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, or (c) the named parties to any such action or proceeding (including any impleaded parties) include both the Servicer and one or more Indemnified Parties, and the Indemnified Parties shall have been advised by counsel that there may be one or more legal defenses available to them which are different from or additional to those available to the Servicer. The Servicer shall not be liable for any settlement of any such claim or action unless the Servicer shall have consented thereto or be in default on its obligations hereunder. Any failure by an Indemnified Party to comply with the provisions of this Section shall relieve the Servicer of liability only if such failure is materially prejudicial to the position of the Servicer and then only to the extent of such prejudice.

     (d) Neither the Transferor, the Depositor or the Servicer nor any of the directors, officers, employees or agents of the Transferor, the Depositor or the Servicer, or members or affiliates of the Depositor shall be under any liability to the Trust or the Securityholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision
                                      --------  -------
shall not protect the Transferor, the Depositor, the Servicer or any such person against the remedies provided herein for the breach of any warranties, representations or covenants made herein, or against any specific liability imposed on the Transferor, the Depositor or the Servicer herein, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of the duties of the Servicer, the Depositor or the Transferor, as the case may be, or by reason of reckless disregard of the obligations and duties of the Servicer, the Depositor or the Transferor, as the case may be, hereunder. The Transferor, the Depositor, the Servicer and any director, officer, employee or agent of the Transferor, the Depositor or the Servicer, or any member or affiliate of the Depositor may rely in good faith on any document of any kind which, prima
                                                                        -----
facie, is properly executed and submitted by any Person respecting any
-----
matters arising hereunder.

     (e) The Servicer, the Transferor and the Depositor and any director, officer, employee or agent of the Servicer, the Transferor or the Depositor shall be indemnified by the Trust and held harmless against any loss, liability or expense incurred in connection with any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to this Agreement or the Securities, other than any loss, liability or expense related to any specific Home Loan or Home Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Except as otherwise provided herein, neither of the Transferor, the Depositor nor the Servicer shall be under any obligation to appear in, prosecute or defend any legal action that is not related to its respective duties under this Agreement; provided, however, that, except as otherwise
                             --------  -------
provided herein, any of the Transferor, the Depositor, or the Servicer may, with the prior consent of the Indenture Trustee, in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Securityholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be, expenses, costs and liabilities of the Trust, and the Transferor, the Depositor and the Servicer shall be entitled to be reimbursed therefor out of the Collection Account.

     Section 9.02   Merger or Consolidation of the Servicer.
                    ---------------------------------------
     The Servicer shall keep in full effect its existence, rights and franchises as a corporation, and will obtain and preserve its qualification to do business as a foreign corporation and maintain such other licenses and permits, in each jurisdiction necessary to protect the validity and enforceability of this Agreement or any of the Home Loans and to perform its duties under this Agreement; provided, that the Servicer may merge or consolidate with any other corporation upon the satisfaction of the conditions set forth in the following paragraph.

     Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be an Eligible Servicer and shall be the successor of the Servicer, as applicable hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Servicer shall send notice of any such merger, conversion, consolidation or succession to the Indenture Trustee and the Issuer.

     Section 9.03   Limitation on Liability of the Servicer and Others.
                    --------------------------------------------------

     The Servicer and any director, officer, employee or agent of the Servicer may rely on any document of any kind which it in good faith reasonably believes to be genuine and to have been adopted or signed by the proper authorities respecting any matters arising hereunder. Subject to the terms of Section 9.01 herein, the Servicer shall have no obligation to appear
         ------------
with respect to, prosecute or defend any legal action which is not incidental to the Servicer's duty to service the Home Loans in accordance with this Agreement.

     Section 9.04   Servicer Not to Resign; Assignment.
                    ----------------------------------

     The Servicer shall not resign from the obligations and duties hereby imposed on it except (a) with the consent of the Indenture Trustee or (b) upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination pursuant to clause (b) of the preceding sentence permitting the resignation of the Servicer shall be evidenced by an independent opinion of counsel to such effect delivered (at the expense of the Servicer) to the Indenture Trustee. No resignation of the Servicer shall become effective until the Indenture Trustee or a successor servicer, appointed pursuant to the provisions of Section 10.02 and satisfying the requirements of Section 4.08 hereof with respect to the
                               ------------
qualifications of a successor Servicer, shall have assumed the Servicer's responsibilities, duties, liabilities (other than those liabilities arising prior to the appointment of such successor) and obligations under this Agreement.

     Except as expressly provided herein, the Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Servicer hereunder, without the prior written consent of the Indenture Trustee, and absent such written consent any agreement, instrument or act purporting to effect any such assignment, transfer, delegation or appointment shall be void.

     The Servicer agrees to cooperate with any successor Servicer in effecting the transfer of the Servicer's servicing responsibilities and rights hereunder pursuant to the first paragraph of this Section 9.04,
                                                         ------------
including, without limitation, the transfer to such successor of all relevant records and documents (including any Home Loan Files in the possession of the Servicer) and all amounts received with respect to the Home Loans and not otherwise permitted to be retained by the Servicer pursuant to this Agreement. In addition, the Servicer, at its sole cost and expense, shall prepare, execute and deliver any and all documents and instruments to the successor Servicer including all Home Loan Files in its possession and do or accomplish all other acts necessary or appropriate to effect such termination and transfer of servicing responsibilities, including, without limitation, assisting in obtaining any necessary approval under Title I from the FHA.

     Section 9.05   Relationship of Servicer to Issuer and the Indenture
                    ----------------------------------------------------
Trustee.
-------

     The relationship of the Servicer (and of any successor to the Servicer as servicer under this Agreement) to the Issuer and the Indenture Trustee under this Agreement is intended by the parties hereto to be that of an independent contractor and not of a joint venturer, agent or partner of the Issuer or the Indenture Trustee.

     Section 9.06   Servicer May Own Securities.
                    ---------------------------

     Each of the Servicer and any affiliate of the Servicer may in its individual or any other capacity become the owner or pledgee of Securities with the same rights as it would have if it were not the Servicer or an affiliate thereof except as otherwise specifically provided herein. Securities so owned by or pledged to the Servicer or such affiliate shall have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority, or distinction as among all of the Securities, provided that any Securities owned by the Servicer or any affiliate thereof, during the time such Securities are owned by them, shall be without voting rights for any purpose set forth in this Agreement. The Servicer shall notify the Indenture Trustee promptly after it or any of its affiliates becomes the owner or pledgee of a Security.


                                  ARTICLE X.

                                   DEFAULT
                                  -------

     Section 10.01  Events of Default.
                    -----------------

     (a) In case one or more of the following Events of Default by the Servicer shall occur and be continuing, that is to say:

          (i) any failure by the Servicer to deposit in the Collection Account in accordance with Section 5.01(b) any payments in respect of
                                ---------------
the Home Loans received by the Servicer no later than the second Business Day following the day on which such payments were received; or

          (ii) failure by the Servicer duly to observe or perform, in any material respect, any other covenants, obligations or agreements of the Servicer as set forth in this Agreement, which failure continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied and stating that such notice is a "Notice of Default" hereunder, shall have been given (a) to the Servicer by the Indenture Trustee or the Issuer, or (b) to the Servicer, the Indenture Trustee or the Issuer by any Majority Securityholder; or

          (iii) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force, undischarged or unstayed for a period of 60 days; or

          (iv) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of the Servicer's property; or

          (v) the Servicer shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

          (vi) the Majority Securityholders (A) shall receive notice from the Servicer that the Servicer is no longer able to discharge its duties under this Agreement or (B) shall determine, in their reasonable judgment and based upon published reports (including wire services), which they reasonably believe in good faith to be reliable, that the Servicer

               a)   has  experienced   a  material  adverse   change  in  its
                    business,  assets,  liabilities,   operations,  condition
                    (financial or otherwise) or prospects,

               b)   has defaulted on any of its material obligations, or

               c) has ceased to conduct its business in the ordinary course.

     (b) then, and in each and every such case, so long as an Event of Default shall not have been remedied, the Majority Securityholders, the Indenture Trustee or the Issuer by notice in writing to the Servicer may, in addition to whatever rights such Person may have at law or equity to damages, including injunctive relief and specific performance, may terminate all the rights and obligations of the Servicer under this Agreement and in and to the Home Loans and the proceeds thereof, as servicer under this Agreement. Upon receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Home Loans or otherwise, shall, subject to Section 10.02, pass to and be vested in a
                             -------------
successor servicer, or the Indenture Trustee if a successor servicer cannot be retained in a timely manner, and the successor servicer, or Indenture Trustee, as applicable, is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including, but not limited to, the transfer and endorsement or assignment of the Home Loans and related documents. The Servicer agrees to cooperate with the successor servicer in effecting the termination of the Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the successor servicer for administration by it of all amounts which shall at the time be credited by the Servicer to each Collection Account or thereafter received with respect to the Home Loans.

     Section 10.02  Indenture Trustee to Act; Appointment of Successor.
                    --------------------------------------------------

     On and after the date the Servicer receives a notice of termination pursuant to Section 10.01, or the Indenture Trustee receives the resignation
            -------------
of the Servicer evidenced by an opinion of counsel or accompanied by the consents required by Section 9.04, or the Servicer is removed as servicer
                     ------------
pursuant to this Article X, then, subject to Section 4.08, the Indenture
                 ---------                   ------------
Trustee shall appoint a successor servicer to be the successor in all respects to the Servicer in its capacity as Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof; provided, however, that the successor servicer shall not be liable for any actions of any servicer prior to it; provided further, however, that if a successor servicer cannot be retained in a timely manner, the Indenture Trustee shall act as successor Servicer. In the event the Indenture Trustee assumes the responsibilities of the Servicer pursuant to this Section 10.02, the Indenture Trustee will
                                 -------------
make reasonable efforts consistent with applicable law to become licensed, qualified and in good standing in each Mortgaged Property State the laws of which require licensing or qualification, in order to perform its obligations as Servicer hereunder or, alternatively, shall retain an agent who is so licensed, qualified and in good standing in any such Mortgaged Property State.

     In the case that the Indenture Trustee serves as successor servicer, the Indenture Trustee in such capacity shall not be liable for any servicing of the Home Loans prior to its date of appointment, and shall not be subject to any obligations to repurchase any Home Loans. The successor servicer shall be obligated to make Servicing Advances hereunder. As compensation therefor, the successor servicer appointed pursuant to the following paragraph, shall be entitled to all funds relating to the Home Loans which the Servicer would have been entitled to receive from the Note Distribution Account pursuant to
Section 5.01(c) as if the Servicer had continued to act as servicer
---------------
hereunder, together with other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided in Sections
                                                                  --------
7.01 and 7.03.  The Servicer shall not be entitled to any termination fee if
----     ----
it is terminated pursuant to Section 10.01, but shall be entitled to any
                             -------------
accrued and unpaid Servicing Fee to the date of termination.

     Any collections received by the Servicer after removal or resignation shall be endorsed by it to the Indenture Trustee and remitted directly to the Indenture Trustee or, at the direction of the Indenture Trustee, to the successor servicer. The compensation of any successor servicer (including, without limitation, the Indenture Trustee) so appointed shall be the Servicing Fees, together with other Servicing Compensation provided for herein. In the event the Indenture Trustee is required to solicit bids to appoint a successor servicer, the Indenture Trustee shall solicit, by public announcement, bids from Eligible Servicers. Such public announcement shall specify that the successor servicer shall be entitled to the full amount of the Servicing Fee and Servicing Compensation provided for herein. Within thirty days after any such public announcement, the Indenture Trustee shall negotiate and effect the sale, transfer and assignment of the servicing rights and responsibilities hereunder to the qualified party submitting the highest qualifying bid. The Indenture Trustee shall deduct from any sum received by the Indenture Trustee from the successor to the Servicer in respect of such sale, transfer and assignment all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder and the amount of any unpaid Servicing Fees and unreimbursed Servicing Advances made by the Indenture Trustee. After such deductions, the remainder of such sum shall be paid by the
Indenture Trustee to the Servicer at the time of such sale, transfer and assignment to the Servicer's successor. The Indenture Trustee, the Issuer, any Custodian, the Servicer and any such successor servicer shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicer agrees to cooperate with the Indenture Trustee and any successor servicer in effecting the termination of the Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Indenture Trustee or such successor servicer, as applicable, all documents and records reasonably requested by it to enable it to assume the Servicer's functions hereunder and shall promptly also transfer to the Indenture Trustee or such successor servicer, as applicable, all amounts which then have been or should have been deposited in any Trust Account maintained by the Servicer or which are thereafter received with respect to the Home Loans. Neither the Indenture Trustee nor any other successor servicer shall be held liable by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Servicer hereunder. No appointment of a successor to the Servicer hereunder shall be effective until written notice of such proposed appointment shall have been provided by the Indenture Trustee to each Securityholder, the Issuer and the Depositor and, except in the case of the appointment of the Indenture Trustee as successor to the Servicer (when no consent shall be required), the Depositor, the Majority Securityholders and the Issuer shall have consented thereto.

     Pending appointment of a successor to the Servicer hereunder, the Indenture Trustee shall act as servicer hereunder as hereinabove provided. In connection with such appointment and assumption, the Indenture Trustee may make such arrangements for the compensation of such successor servicer out of payments on the Home Loans as it and such successor servicer shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer pursuant to Section 7.03, together with other
                                   ------------
Servicing Compensation in the form of assumption fees, late payment charges or otherwise as provided in this Agreement.

     Section 10.03  Waiver of Defaults.
                    ------------------

     The Majority Securityholders may waive any events permitting removal of the Servicer as servicer pursuant to this Article X, provided, however, that
                                          ---------
the Majority Securityholders may not waive a default in making a required distribution on a Security or Residual Interest without the consent of the related Securityholder or holders of the Residual Interest. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived.


     Section 10.04  Accounting Upon Termination of Servicer.
                    ---------------------------------------

     Upon termination of the Servicer under this Article X, the Servicer
                                                 ---------
shall, at its own expense:

     (a) deliver to its successor or, if none shall yet have been appointed, to the Indenture Trustee the funds in any Trust Account maintained by the Servicer;

     (b) deliver to its successor or, if none shall yet have been appointed, to the Indenture Trustee all Home Loan Files and related documents and statements held by it hereunder and a Home Loan portfolio computer tape;

     (c) deliver to its successor or, if none shall yet have been appointed, to the Indenture Trustee, the Issuer and the Securityholders a full accounting of all funds, including a statement showing the Monthly Payments collected by it and a statement of monies held in trust by it for payments or charges with respect to the Home Loans; and

     (d) execute and deliver such instruments and perform all acts reasonably requested in order to effect the orderly and efficient transfer of servicing of the Home Loans to its successor and to more fully and definitively vest in such successor all rights, powers, duties, responsibilities, obligations and liabilities of the Servicer under this Agreement.

                                 ARTICLE XI.

                                 TERMINATION
                                -----------

     Section 11.01  Termination.
                    -----------

     This Agreement shall terminate upon notice to the Indenture Trustee of either: (a) the later of (i) the satisfaction and discharge of the Indenture and the provisions thereof or (ii) the disposition of all funds with respect to the last Home Loan and the remittance of all funds due hereunder and the payment of all amounts due and payable to the Indenture Trustee, the Owner Trustee, the Co-Owner Trustee, the Issuer and the Custodian; or (b) the mutual consent of the Servicer, the Depositor, the Transferor and all Securityholders in writing.

     Section 11.02  Optional Termination
                    --------------------

     The Majority Residual Interestholders may, at their option, effect an early termination of the Trust on or after any Distribution Date on which the Pool Principal Balance declines to 10% or less of the Original Pool Principal Balance. The Majority Residual Interestholders shall effect such early termination by providing notice thereof to the Indenture Trustee and Owner Trustee and by purchasing all of the Home Loans at a purchase price, payable in cash, equal to the greater of the Termination Price or the sum of:

            (i) the Principal Balance of each Home Loan included in the Trust as of the applicable Monthly Cut-Off Date;

           (ii) all unpaid interest accrued on the Principal Balance of each such Home Loan at the related Net Loan Rate to such Monthly Cut-Off Date;

          (iii) the aggregate fair market value of all claims made under the Contract of Insurance with respect to FHA Loans that are pending with FHA ("FHA Pending Claims") for which a claim has been filed with the FHA included in the Trust on such Monthly Cut-Off Date, as determined by an Independent appraiser acceptable to the Indenture Trustee as of a date not more than thirty days prior to such Monthly Cut-Off Date; and

           (iv) the aggregate fair market value of each Foreclosure Property included in the Trust on such Monthly Cut-Off Date, as determined by an Independent appraiser acceptable to the Trustee as of a date not more than thirty days prior to such Monthly Cut-Off Date.

Any amount received from  such sale with respect to FHA  Pending Claims shall
be considered FHA Insurance Payment Amounts.   The expense of any Independent
appraiser required under this Section 11.02 shall be a nonreimbursable
                              -------------
expense of Majority Residual Interestholders.


     Any such early termination by the Majority Residual Interestholders shall be accomplished by depositing into the Collection Account on the third Business Day prior to the Distribution Date on which the purchase is to occur the amount of the termination price to be paid. The termination price and any amounts then on deposit in the Collection Account (other than any amounts not required to have been deposited therein pursuant to Section 5.01(b)(1)
                                                        ------------------
and any amounts  withdrawable therefrom by the Indenture  Trustee pursuant to
Section 5.01(b)(3)) shall be transferred to the Note Distribution Account
------------------
pursuant to Section 5.01(b)(2) for distribution to Securityholders on the
            ------------------
succeeding Distribution Date; and any amounts received with respect to the Home Loans and Foreclosure Properties subsequent to the Due Period immediately preceding such final Distribution Date shall belong to the purchaser thereof. For purposes of calculating the Available Distribution Amount for such final Distribution Date, amounts transferred to the Note Distribution Account immediately preceding such final Distribution Date shall in all cases be deemed to have been received during the related Due Period, and amounts so transferred shall be applied pursuant to Section 5.01(d) and
                                                        ---------------
5.01(e).
-------

     Section 11.03  Notice of Termination.
                    ---------------------

     Notice of termination of this Agreement or of early redemption and termination of the Trust shall be sent (i) by the Indenture Trustee to the Noteholders in accordance with Section 10.02 of the Indenture and (ii) by the Owner Trustee to the Certificateholders and the Residual Interestholder in accordance with Section 9.1(d) of the Trust Agreement.

                                 ARTICLE XII.

                           MISCELLANEOUS PROVISIONS
                          ------------------------

     Section 12.01  Acts of Securityholders.
                    -----------------------

     Except as otherwise specifically provided herein, whenever Securityholder action, consent or approval is required under this Agreement, such action, consent or approval shall be deemed to have been taken or given on behalf of, and shall be binding upon, all Securityholders if the Majority Securityholders agree to take such action or give such consent or approval.

     Section 12.02  Amendment.
                    ---------

     (a) This Agreement may be amended from time to time by the Depositor, the Servicer, the Transferor and the Issuer by written agreement with notice thereof to the Securityholders, without the consent of any of the Securityholders, to cure any error or ambiguity, to correct or supplement any provisions hereof which may be defective or inconsistent with any other provisions hereof or to add any other provisions with respect to matters or questions arising under this Agreement; provided, however, that such action will not adversely affect in any material respect the interests of the Securityholders. An amendment described above shall be deemed not to adversely affect in any material respect the interests of the Securityholders if either (i) an opinion of counsel is obtained to such effect, and (ii) the party requesting the amendment obtains a letter from each of the Rating Agencies confirming that the amendment, if made, would not result in the downgrading or withdrawal of the rating then assigned by the respective Rating Agency to any Class of Securities then outstanding.

     (b) This Agreement may also be amended from time to time by the Depositor, the Servicer, the Transferor and the Issuer by written agreement, with the prior written consent of the Majority Securityholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Securityholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, collections of payments on Home Loans or distributions which are required to be made on any Security, without the consent of the holders of 100% of each Class of Notes or the Class B Certificates affected thereby, (ii) adversely affect in any material respect the interests of the holders of any Class of Notes or Class B Certificates in any manner other than as described in (i), without the consent of the holders of 100% of such Class of Notes or the Class B Certificates, or (iii) reduce the percentage of any Class of Notes or the Class B Certificates, the holders of which are required to consent to any such amendment, without the consent of the holders of 100% of such Class of Notes or the Class B Certificates.

     (c) It shall not be necessary for the consent of Securityholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.

     Prior to the execution of any amendment to this Agreement, the Issuer shall be entitled to receive and rely upon an opinion of counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Issuer may, but shall not be obligated to, enter into any such amendment which affects the Issuer's own rights, duties or immunities under this Agreement.

     Section 12.03  Recordation of Agreement.
                    ------------------------
     To the extent permitted by applicable law, this Agreement, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the Securityholders' expense on direction of the Majority Securityholders but only when accompanied by an opinion of counsel to the effect that such recordation materially and beneficially affects the interests of the Securityholders or is necessary for the administration or servicing of the Home Loans.

     Section 12.04  Duration of Agreement.
                    ---------------------

     This Agreement shall continue in existence and effect until terminated as herein provided.

     Section 12.05  Governing Law.
                    -------------

     THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

     Section 12.06  Notices.
                    -------

     All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by overnight mail, certified mail or registered mail, postage prepaid, to: (i) in the case of the Depositor, Financial Asset Securities Corp., 600 Steamboat Road, Greenwich, Connecticut 06830 Attention: Peter McMullin, or such other addresses as may hereafter be furnished to the Securityholders and the other parties hereto in writing by the Depositor, (ii) in the case of the Issuer, Empire Funding Home Loan Owner Trust 1997-1, c/o Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention: Emmett R. Harmon, or such other address as may hereafter be furnished to the Securityholders and the other parties hereto, (iii) in the case of the Transferor, Servicer and Claims Administrator, Empire Funding Corp., 9737 Great Hills Trail, Austin, Texas 78759 Attention: Richard N. Steed, or such other address as may hereafter be furnished to the Securityholders and the other parties hereto in writing by the Servicer or the Transferor, (iv) in the case of the Contract of Insurance Holder, EFC Securitized Assets, L.C.,
9737 Great Hills Trail, Austin, Texas 78759 Attention: Richard N. Steed, or such other address as may hereafter be furnished to the Securityholders and the other parties hereto in writing by the Servicer or the Transferor, (v) in the case of the Indenture Trustee or Co-Owner Trustee, First Bank National Association, 180 East Fifth Street, St. Paul, Minnesota 55101, Attention:
Structured Finance/Empire Funding 1997-1, and (vi) in the case of the Securityholders, as set forth in the applicable Note Register and Certificate Register. Any such notices shall be deemed to be effective with respect to any party hereto upon the receipt of such notice by such party, except that notices to the Securityholders shall be effective upon mailing or personal delivery.

     Section 12.07  Severability of Provisions.
                    --------------------------

     If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement.

     Section 12.08  No Partnership.
                    --------------

     Nothing herein contained shall be deemed or construed to create any partnership or joint venture between the parties hereto and the services of the Servicer shall be rendered as an independent contractor.


     Section 12.09  Counterparts.
                    ------------

     This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same Agreement.

     Section 12.10  Successors and Assigns.
                    ----------------------

     This Agreement shall inure to the benefit of and be binding upon the Servicer, the Transferor, the Depositor, the Claims Administrator, the Contract of Insurance Holder, the Indenture Trustee, the Issuer and the Securityholders and their respective successors and permitted assigns.

     Section 12.11   Headings.
                     --------

     The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

     Section 12.12  Actions of Securityholders.
                    --------------------------

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Securityholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders in person or by agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Depositor, the Servicer or the Issuer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Depositor, the Servicer and the Issuer if made in the manner provided in this Section.

     (b) The fact and date of the execution by any Securityholder of any such instrument or writing may be proved in any reasonable manner which the Depositor, the Servicer or the Issuer deems sufficient.

     (c) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Securityholder shall bind every holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, or omitted to be done, by the Depositor, the Servicer or the Issuer in reliance thereon, whether or not notation of such action is made upon such Security.

     (d) The Depositor, the Servicer or the Issuer may require additional proof of any matter referred to in this Section 12.12 as it shall deem
                                        -------------
necessary.

     Section 12.13  Reports to Rating Agencies.
                    --------------------------

     (a) The Indenture Trustee shall provide to each Rating Agency copies of statements, reports and notices, to the extent received or prepared in connection herewith, as follows:

          (i)  copies of amendments to this Agreement;

          (ii) notice of any substitution or repurchase of any Home Loans;


          (iii)     notice  of  any   termination,  replacement,  succession,
     merger or consolidation of either the Servicer, any Custodian or the Issuer;

          (iv) notice  of  final  payment  on  the  Notes  and  the  Class  B
     Certificates;

          (v)  notice of any Event of Default;

          (vi) copies of the annual independent auditor's report delivered pursuant to Section 7.05, and copies of any compliance reports delivered
                 ------------
by the Servicer hereunder including Section 7.04; and
                                    ------------

          (vii) copies of any Distribution Date Statement pursuant to Section
                                                                      -------
6.01(b); and
-------

     (b) With respect to the requirement of the Indenture Trustee to provide statements, reports and notices to the Rating Agencies such statements, reports and notices shall be delivered to the Rating Agencies at the following addresses: (i) if to Standard & Poor's, 26 Broadway, 15th Floor, New York, New York 10004-1064, Attention: Asset-Backed Monitoring Department, and (ii) if to Duff & Phelps, 55 East Monroe Street, 35th Floor, Chicago, Illinois 60603, Attention: MBS Monitoring.

     Section 12.14  Holders of the Residual Interest.
                    --------------------------------

     (a) Any sums to be distributed or otherwise paid hereunder or under the Trust Agreement to the holders of the Residual Interest shall be paid to such holders pro rata based on their percentage holdings in the Residual Interest;


     (b) Where any act or event hereunder is expressed to be subject to the consent or approval of the holders of the Residual Interest, such consent or approval shall be capable of being given by the holder or holders of not less than 51% of the Residual Interest in aggregate.

                           *          *          *


     IN WITNESS WHEREOF, the Issuer, the Depositor, the Servicer, the Transferor, the Claims Administrator, the Contract of Insurance Holder, the Indenture Trustee and the Co-Owner Trustee have caused their names to be signed by their respective officers thereunto duly authorized, as of the day and year first above written, to this amended and restated Sale and Servicing Agreement.

                              EMPIRE FUNDING HOME LOAN
                                OWNER TRUST 1997-1,
                              By:  Wilmington  Trust  Company,   not  in  its
individual
                                    capacity but solely as Owner Trustee



                              By:
                                 -----------------------------------------
                                        Name:
                                   Title:



                              FINANCIAL ASSET SECURITIES CORP., as
                              Depositor



                              By:
                                 -----------------------------------------
                                        Name:
                                   Title:


                              EMPIRE FUNDING CORP., as
                                Transferor, Servicer and Claims Administrator


                              By:
                                 -----------------------------------------
                                        Name:
                                   Title:


                              EFC SECURITIZED ASSETS, L.C., as
                                Contract of Insurance Holder


                              By:
                                 -----------------------------------------
                                        Name:
                                   Title:




                              FIRST BANK NATIONAL ASSOCIATION, as
                              Indenture Trustee and Co-Owner Trustee


                              By:
                                 -----------------------------------------
                                        Name:
                                   Title:

THE STATE OF ________    )
                    )
COUNTY OF ________  )

     BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared _______________, known to me to be a person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said WILMINGTON TRUST COMPANY, not in its individual capacity but in its capacity as Owner Trustee of EMPIRE FUNDING HOME LOAN OWNER TRUST 1997-1 as Issuer, and that he executed the same as the act of such corporation for the purpose and consideration therein expressed, and in the capacity therein stated.

     GIVEN UNDER MY HAND AND SEAL OF WILMINGTON TRUST COMPANY, this the ____ day of April, 1997.



                              --------------------------------------------
                              Notary Public, State of ________



THE STATE OF ________    )


                    )
COUNTY OF ________  )

     BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared _______________________, known to me to be a person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said FINANCIAL ASSET SECURITIES CORP., as the Depositor, and that he executed the same as the act of such corporation for the purpose and consideration therein expressed, and in the capacity therein stated.

     GIVEN UNDER MY HAND AND SEAL OF FINANCIAL ASSET SECURITIES CORP., this the ____ day of April, 1997.



                              --------------------------------------------
                              Notary Public, State of ________





THE STATE OF ________    )
                    )
COUNTY OF ________  )

     BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared _______________________, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said EMPIRE FUNDING CORP., as the Transferor, Servicer and Claims Administrator, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

     GIVEN UNDER MY HAND AND SEAL OF EMPIRE FUNDING CORP., this the ____ day of April, 1997.



                              ------------------------------
                              Notary Public, State of ________



THE STATE OF ________    )
                    )
COUNTY OF ________  )

     BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared _______________________, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said EFC SECURITIZED ASSETS, L.C., as the Contract of Insurance Holder, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

     GIVEN UNDER MY HAND AND SEAL OF EFC SECURITIZED ASSETS, L.C., this the ____ day of April, 1997.



                              ------------------------------
                              Notary Public, State of ________







THE STATE OF ________    )
                    )
COUNTY OF ________  )

     BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared ____________________, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said FIRST BANK NATIONAL ASSOCIATION, a national banking association, as the Indenture Trustee and Co-Owner Trustee, and that she executed the same as the act of such entity for the purposes and consideration therein expressed, and in the capacity therein stated.

     GIVEN UNDER MY HAND AND SEAL OF FIRST BANK NATIONAL ASSOCIATION, this the ____ day of April, 1997.



                              ------------------------------
                              Notary Public, State of ________